UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.           )

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Nuveen Georgia Quality Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE TO HOLDERS OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES OF NUVEEN GEORGIA QUALITY MUNICIPAL INCOME FUND (NKG)

DECEMBER 20, 2022

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement?

A.

You are receiving the Proxy Statement as a holder of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”) in connection with the solicitation of proxies by Georgia Municipal’s Board of Trustees for use at the annual meeting of shareholders of Georgia Municipal (the “Meeting”). At the Meeting, holders of outstanding AMTP Shares of Georgia Municipal will vote on the proposed combination of Georgia Municipal and Nuveen Municipal Credit Income Fund (the “Acquiring Fund”) and to elect members of the board, each as described below. The proposed combination of Georgia Municipal with and into NMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund (“Merger Sub”), is referred to as the “Merger.” It is also being proposed to shareholders of Nuveen Ohio Quality Municipal Income Fund (“Ohio Municipal”) that Ohio Municipal merge with and into the Merger Sub under substantially similar terms. While the mergers are not conditioned on each other, if all requisite shareholder approvals are obtained, Georgia Municipal and Ohio Municipal would both be combined with the Acquiring Fund on or about the same time. Therefore, information about both mergers (each a “Merger” and together, the “Mergers”) is included in this Proxy Statement. Georgia Municipal and Ohio Municipal are each referred to as a “Target Fund” and collectively, as the “Target Funds.” The Acquiring Fund and the Target Funds are collectively referred to herein as the “Funds,” and each, a “Fund.” Each Fund’s Board of Trustees is herein referred to as a “Board” and each Trustee, a “Board Member.”

At the Meeting, holders of AMTP Shares of Georgia Municipal will be asked to vote on the following proposals:

•	to approve an Agreement and Plan of Merger (the “Agreement”) pursuant to which the proposed combination of Georgia Municipal and the Acquiring Fund will be effected;

•	to elect members of the Board of Georgia Municipal. (The list of specific nominees is contained in the enclosed Proxy Statement.)

Shareholders of Georgia Municipal are being solicited to vote on the election of six (6) Board Members who have been nominated for election at the Meeting. These Board Members would continue in office in the event the Merger of Georgia Municipal into the Acquiring Fund is not consummated in a timely manner.

The Board of Georgia Municipal unanimously recommends that you vote FOR each proposal.

Proposal Regarding the Mergers

Q.	Why has each Fund’s Board recommended the Merger proposal?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings and distribution levels following the Mergers, due in part to the Acquiring Fund’s ability to invest to a greater degree in lower rated securities and a geographically diverse national portfolio, as well as operating economies from the combined fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•	Lower net operating expenses, excluding the costs of leverage, as certain fixed costs are spread over a larger asset base.

Each Target Fund’s Board considered that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund, and recognized that investments in lower rated securities are subject to higher risks than investments in higher rated securities.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of the Merger, to those of the preferred shares of the applicable Target Fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

Q.	How will holders of AMTP Shares be affected by the Mergers?

A.

The Acquiring Fund has three series of MuniFund Preferred Shares (“MFP Shares”) outstanding and three series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding, and these shares are expected to remain outstanding following the Mergers. Georgia Municipal has one series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) outstanding and Ohio Municipal has one series of VRDP Shares outstanding. Upon the closing of the Mergers, holders of any outstanding AMTP Shares of Georgia Municipal and holders of any outstanding VRDP Shares of Ohio Municipal will receive, on a one-for-one basis, newly issued AMTP Shares and VRDP Shares, respectively, of the Acquiring Fund having substantially similar terms, immediately prior to the closing of each Merger, to those of the AMTP Shares of Georgia Municipal or the VRDP Shares of Ohio Municipal, respectively. The outstanding preferred shares of the Acquiring Fund and any preferred shares to be issued by the Acquiring Fund in the Mergers will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Following the Mergers, to the extent the Acquiring Fund issues any new preferred shares in the Mergers, holders of preferred shares of the combined fund may hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers. Additionally, the combined fund will have multiple series and types of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Proxy Statement. See “Proposal No. 1—C. Information About the Mergers—Description of AMTP Shares to Be Issued by the Acquiring Fund” beginning on page 33, “Proposal No. 1—C. Information About the Mergers—Description of VRDP Shares to Be Issued by the Acquiring Fund” beginning on page 34, “Proposal No. 1—C. Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund MFP Shares” beginning on page 76 and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 78.

Q.

Will the terms of the AMTP Shares to be issued by the Acquiring Fund as part of the Merger of Georgia Municipal be substantially similar to the terms of Georgia Municipal’s AMTP Shares currently outstanding?

A.

Yes. The terms of the AMTP Shares to be issued by the Acquiring Fund as part of the Merger will be substantially similar, as of the closing of the Merger, to the terms of Georgia Municipal’s AMTP Shares outstanding as of immediately prior to the closing of the Merger including the same:

•	dividend rate and dividend determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights; and

•	information delivery rights.

However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, its distributions will largely consist of income that is not exempt from Georgia income tax. As a result, the terms of the new AMTP Shares to be issued in connection with the Merger will not include a provision, currently applicable to the AMTP Shares of Georgia Municipal, that generally would require an additional payment to holders subject to Georgia income taxation in the event the Fund was required to allocate income subject to Georgia income tax, including capital gains and/or ordinary income, to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Georgia income taxation (in addition to federal income taxation). In addition, due to the phase out of LIBOR, the terms of the statement for the new AMTP Shares will reflect a reference rate based on SOFR rather than LIBOR.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

The Funds have similar investment objectives, policies and risks, but there are differences. Each Fund seeks to provide tax-exempt current income by investing primarily in municipal securities. However, there are differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

•

The Target Funds are state-specific municipal funds that seek to provide current income exempt from both regular federal income tax and state income taxes, while the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. Following the Mergers, Georgia Municipal shareholders, as shareholders of the Acquiring Fund, will no longer benefit from a portfolio of municipal securities exempt from Georgia income taxes.

•

Under normal circumstances, the Target Funds invest primarily in municipal bonds of a specific state and are subject to economic, political and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory.

•

Under normal circumstances, each Target Fund invests primarily in investment grade securities, while the Acquiring Fund may invest up to 55% of its managed assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”). A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rates such security (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. As discussed on page 23 of the Proxy Statement, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due.

•	Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

See “Proposal No. 1—A. Synopsis—Comparison of the Acquiring Fund and the Target Funds—Investment Objectives and Policies” and “Proposal No. 1—A. Synopsis—Comparative Risk Information” for more information.

Q.	Will holders of AMTP Shares of Georgia Municipal have to pay any fees or expenses in connection with the Mergers?

A.

No. The Funds, and indirectly their common shareholders, will bear the costs of the Mergers, whether or not the Mergers are consummated. The allocation of the costs of the Mergers to the Funds is based on the expected benefits of the Mergers to Fund common shareholders following the Mergers, including operating expense savings, improvements in the secondary trading market for common shares and the impact on common share net earnings. Preferred shareholders will not bear any costs of the Mergers.

The costs of the Mergers are estimated to be $1,215,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Georgia Municipal, Ohio Municipal and the Acquiring Fund is expected to be allocated $280,000, $930,000 and $5,000, respectively, of the estimated expenses in connection with the Mergers (0.20%, 0.30% and 0.00%, respectively, of Georgia Municipal’s, Ohio Municipal’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended April 30, 2022). If one or both Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

Q.	Will the Mergers constitute a taxable event for holders of Georgia Municipal’s AMTP Shares?

A.

No. As a non-waivable condition to closing, each Fund participating in a Merger will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is expected that holders of Georgia Municipal’s AMTP Shares who receive AMTP Shares of the Acquiring Fund pursuant to the Merger of Georgia Municipal will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. Prior to the closing of its Merger, Georgia Municipal expects to declare a distribution to its common shareholders of all of its undistributed net investment income and net capital gains, if any. Georgia Municipal reports distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution could cause a portion of the distributions received by holders of Georgia Municipal’s AMTP Shares with respect to the year in which such distribution is made to be taxable for federal income tax and Georgia income tax purposes. In addition, if the Mergers had occurred as of September 30, 2022, it is estimated that approximately 70% of Georgia Municipal’s investment portfolio and approximately 57% of Ohio Municipal’s investment portfolio would have been sold by the Acquiring Fund following the Mergers. To the extent the Acquiring Fund sells securities received from a Target Fund following the Mergers, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to Acquiring Fund shareholders (including former preferred shareholders of a Target Fund who hold preferred shares of the Acquiring Fund following the Mergers). If such sales had been completed as of September 30, 2022, the repositioning would not have generated net capital gain, taking into account capital loss carry forwards. Following the Mergers, the Acquiring Fund’s ability to use capital loss carry forwards may be limited.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers and/or the initial purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of the other Merger.

v

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Q.	What is the timetable for the Mergers?

A.	If the shareholder approvals and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about March 6, 2023, or such other date as the parties may agree.

Q.	How does Georgia Municipal’s Board recommend that holders of AMTP Shares vote on the Merger proposal?

A.	After careful consideration, Georgia Municipal’s Board has determined that the Merger proposal is in the best interests of the Fund and recommends that you vote FOR such proposal.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-877-520-8548 on weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the Meeting, or by mail, by telephone or over the Internet:

•	To vote at the Meeting, please follow the instructions below for attending the Meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet prior to the Meeting, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the Meeting?

A.

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of record as of the close of business on November 10, 2022, or if you hold a valid proxy for the Meeting. There will be no physical location for the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting meetnow.global/MXXWK2V. You also will be able to vote your shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central Time, on February 8, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of Georgia Municipal and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the Mergers or the other proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, Georgia Municipal may not be able to hold its Meeting or the vote on the Merger or other proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

DECEMBER 20, 2022

NUVEEN GEORGIA QUALITY MUNICIPAL INCOME FUND (NKG)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS (NKG)

TO BE HELD ON FEBRUARY 8, 2023

To the Holders of Adjustable Rate MuniFund Term Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”) will be held on February 8, 2023 at 2:00 p.m., Central Time.

The Meeting will be held for the following purposes:

1.

Agreement and Plan of Merger. Shareholders of Georgia Municipal voting as set forth below will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which Georgia Municipal would be merged with and into NMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Municipal Credit Income Fund (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of Georgia Municipal being converted into newly issued common and preferred shares of the Acquiring Fund.

(a)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.

(b)	The preferred shareholders voting separately as a single class to approve the Agreement and Plan of Merger.

2.	Election of Board Members.

(a)

One (1) Class I Board member and three (3) Class II Board members are to be elected by the common and preferred shareholders of Georgia Municipal voting together as a single class. Board members Lancellotta, Nelson, Toth and Young are nominees for election by common and preferred shareholders.

(b)	Two (2) Board members are to be elected by the preferred shareholders of Georgia Municipal. Board members Hunter and Moschner are nominees for election by Georgia Municipal’s preferred shareholders.

To transact such other business as may properly come before the Meeting.

Shareholders of Georgia Municipal are being solicited to vote on the election of six (6) Board Members who have been nominated for election at the Meeting. These Board Members would continue in office in the event the Merger of Georgia Municipal is not consummated in a timely manner.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A and the Proxy Statement.

Only shareholders of record of Georgia Municipal as of the close of business on November 10, 2022 are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. The common shareholders of Georgia Municipal are being solicited to vote on the proposals described above pursuant to a separate joint proxy statement/prospectus.

All shareholders of Georgia Municipal entitled to vote at the Meeting are cordially invited to attend the virtual Meeting. In order to avoid delay and additional expense for Georgia Municipal and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the virtual Meeting. You may vote by attending the Meeting or by mail, by telephone or over the Internet.

•	To vote at the Meeting, please follow the instructions below for attending the Meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet prior to the Meeting, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions during the Meeting by visiting: meetnow.global/MXXWK2V at the Meeting date and time described in the enclosed Proxy Statement. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Meeting.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Meeting by following the instructions in the enclosed Proxy Statement.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

2

NUVEEN FUNDS

333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT

FOR HOLDERS OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN GEORGIA QUALITY MUNICIPAL INCOME FUND (NKG)

DECEMBER 20, 2022

This Proxy Statement is being furnished by Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”) to holders of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of Georgia Municipal in connection with the solicitation of proxies by the Georgia Municipal’s Board of Trustees for use at the Annual Meeting of Shareholders of Georgia Municipal to be held on February 8, 2023, at 2:00 p.m., Central Time, and at any and all adjournments or postponements thereof (the “Meeting”). At the Meeting, holders of AMTP Shares of Georgia Municipal will consider the proposals described below and discussed in greater detail elsewhere in this Proxy Statement. The enclosed proxy card and this Proxy Statement are first being sent to holders of AMTP Shares of Georgia Municipal on or about December 23, 2022. Shareholders of record of the Fund as of the close of business on November 10, 2022 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof. Shareholders of Georgia Municipal will vote on a proposal to approve an Agreement and Plan of Merger pursuant to which Georgia Municipal would be merged with and into NMCIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Municipal Credit Income Fund, a Massachusetts business trust (the “Acquiring Fund”) (the “Merger”). It is also being proposed to shareholders of Nuveen Ohio Quality Municipal Income Fund (“Ohio Municipal”) that Ohio Municipal merge with and into the Merger Sub under substantially similar terms. While the mergers are not conditioned on each other, if all requisite shareholder approvals are obtained, Georgia Municipal and Ohio Municipal would both be combined with the Acquiring Fund on or about the same time. Therefore, information about both mergers (each a “Merger” and together, the “Mergers”) is included in this Proxy Statement. Ohio Municipal and Georgia Municipal are referred to as a “Target Fund” and collectively, as the “Target Funds.” Each of the Acquiring Fund, Georgia Municipal and Ohio Municipal is referred to as a “Fund” and collectively, as the “Funds.” Each Fund is organized as a Massachusetts business trust. Each Fund’s Board of Trustees is referred to as a “Board” and collectively, as the “Boards.” Each trustee is referred to as a “Board Member” and collectively, the “Board Members.”

The Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Meeting. If your shares are registered in your name, you will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: meetnow.global/MXXWK2V at the Meeting date and time. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If your shares are held through an intermediary, you must register to participate in the virtual Meeting. To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

This Proxy Statement explains concisely what you should know before voting on the proposals described in this Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR each proposal. Shareholders of Georgia Municipal who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the virtual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the virtual Meeting will not revoke any previously submitted proxy.

Holders of AMTP Shares of Georgia Municipal will vote on the following proposals:

Proposal No. 1

To approve an Agreement and Plan of Merger that provides for: (i) the merger of Georgia Municipal with and into the Merger Sub and (ii) the conversion of the issued and outstanding common and preferred shares of beneficial interest of the Target Fund into newly issued common and preferred shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund.

Proposal No. 2

To elect (i) one (1) Class I Board Member and three (3) Class II Board Members by Georgia Municipal’s common and preferred shareholders, voting together as a single class, and (ii) two (2) Board Members by the holders of Georgia Municipal’s preferred shareholders voting as a single class. Board Members Lancellotta, Nelson, Toth and Young are nominees for election by Georgia Municipal common and preferred shareholders. Board Members Hunter and Moschner are nominees for election by Georgia Municipal preferred shareholders.

In addition to common shares, Georgia Municipal has one series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) outstanding, and Ohio Municipal has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding. The Acquiring Fund has three series of MuniFund Preferred Shares (“MFP Shares”) outstanding and three series of VRDP Shares outstanding.

Shareholders of Georgia Municipal are being solicited to vote on the election of Board Members who have been nominated for election at the Meeting. These Board Members would continue in office in the event the Merger of Georgia Municipal into the Acquiring Fund is not consummated in a timely manner. Only the preferred shareholders of Georgia Municipal are being solicited to vote on the proposals described above pursuant to this Proxy Statement. The common shareholders of Georgia Municipal are being solicited to vote on the proposals described above by means of a separate proxy statement.

A quorum of shareholders of Georgia Municipal is required to take action at the Meeting. A majority (more than 50%) of the shares entitled to vote at the Meeting, represented in person (through participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at the Meeting, except that for the election of the two Board Member nominees by holders of AMTP Shares of Georgia Municipal, 33 1/3% of the AMTP Shares entitled to vote and represented in person (including participation by means of remote or “virtual” communication) or by proxy will constitute a quorum. Votes cast in person (including through participation by means of remote or “virtual” communication) or by proxy at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or

ii

nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of holding a meeting, all properly submitted proxies, including abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

To be approved, the proposals must be approved by shareholders of Georgia Municipal present and entitled to vote at a Meeting as follows:

Proposal No. 1.	With respect to the proposal regarding the Merger, a majority (more than 50%) of the Target Fund’s outstanding common and preferred shares voting together as a single class, and by the Target Fund’s preferred shareholders voting separately.

Proposal No. 2.	With respect to the proposal regarding the election of Georgia Municipal Board Members:

•

With respect to the one (1) Class I Board Member and three (3) Class II Board Members, the affirmative vote of a plurality (the greatest number of affirmative votes) of Georgia Municipal’s common and preferred shares, voting together as a single class; and

•	With respect to the two (2) Board Members, the affirmative vote of a plurality of Georgia Municipal’s preferred shareholders, voting separately.

Broker-dealer firms holding shares of Georgia Municipal in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Fund’s Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Proposal No. 1 with respect to the Merger is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers, but Proposal No. 2 with respect to the election of Board Members is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal No. 2 in the discretion of such broker-dealer firms. As a result, because Georgia Municipal’s common and preferred shareholders are being asked to vote on both Proposals Nos. 1 and 2, there may be broker non-votes received with respect to Proposal No. 1 at Georgia Municipal’s Meeting.

Because the approval of Proposal No. 1 requires the approval by the holders of at least 50% of Georgia Municipal’s outstanding shares and by the holders of at least 50% of Georgia Municipal’s outstanding preferred shares voting separately, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal. Because the election of Board Members does not require that a minimum percentage of Georgia Municipal’s outstanding shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions will have no effect on the outcome of the vote on Proposal No. 2.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of AMTP Shares as of the close of business on November 10, 2022 and entitled to vote at Georgia Municipal’s Meeting will be entitled to one vote for each share held.

iii

As of November 10, 2022 for each Fund, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	MFP Shares(1)	VRDP Shares(1)	AMTP Shares(1)
Georgia Municipal (NKG)	10,399,813	N/A	N/A	585 (Series 2028)
Ohio Municipal (NUO)	18,254,255	N/A	1,480 (Series 1)	N/A
Acquiring Fund (NZF)	165,390,401	1,500 (Series A) 1,550 (Series B) 3,360 (Series C)	2,688 (Series 1) 2,622 (Series 2) 1,960 (Series 3)	N/A

(1)

The common shares of each Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on any exchange.

iv

PROXY STATEMENT

DECEMBER 20, 2022

NUVEEN GEORGIA QUALITY MUNICIPAL INCOME FUND (NKG)

v

vi

PROPOSAL NO. 1—MERGER OF GEORGIA MUNICIPAL INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement with respect to the proposed Mergers. More complete information is contained elsewhere in this Proxy Statement and the appendices hereto. Shareholders should read the entire Proxy Statement carefully.

Background and Reasons for the Mergers

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), a subsidiary of Nuveen, LLC and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings and distribution levels following the Mergers, due in part to the Acquiring Fund’s ability to invest to a greater degree in lower rated securities and a geographically diverse national portfolio, as well as operating economies from the combined fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•	Lower net operating expenses, excluding the costs of leverage, as certain fixed costs are spread over a larger asset base.

Each Target Fund’s Board considered that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund, and recognized that investments in lower rated securities are subject to higher risks than investments in higher rated securities.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of the Merger, to those of the preferred shares of the applicable Target Fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers and/or the initial purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of the other Merger.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Mergers; there is no guarantee that such shareholders will vote to approve a Merger proposal. For a fuller discussion of the Boards’ considerations regarding the approval of the Mergers, see “C. Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to closing, each Fund participating in a Merger will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for federal income tax purposes as a direct result of the Mergers. It is also expected that preferred shareholders of a Target Fund who receive Acquiring Fund preferred shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. Prior to the closing of its Merger, each Target Fund expects to declare a distribution to common shareholders of all of its undistributed net investment income and net capital gains, if any. Each Target Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to that year. As a result, such distribution could cause a portion of the distributions received by holders of Georgia Municipal’s AMTP Shares with respect to the year in which such distribution is made to be taxable for federal income tax and Georgia income tax purposes. If the Mergers had occurred as of September 30, 2022, it is estimated that approximately 70% of Georgia Municipal’s investment portfolio and approximately 57% of Ohio Municipal’s investment portfolio would have been sold by the Acquiring Fund following the Mergers. To the extent the Acquiring Fund sells securities received from a Target Fund following the Mergers, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to Acquiring Fund preferred shareholders (including former preferred shareholders of a Target Fund who hold preferred shares of the Acquiring Fund following the Mergers). If such sales had been completed as of September 30, 2022, the repositioning would not have generated net capital gain, taking into account capital loss carry forwards. Following the Mergers, the Acquiring Fund’s ability to use capital loss carry forwards may be limited. Securities held by the Funds are purchased and sold on a principal rather than agency basis, and such transactions are not subject to separate brokerage commissions.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations under Section 368(a) of the Code, will rely on the position that the Acquiring Fund preferred shares to be issued in the Mergers, if any, will constitute equity of the Acquiring Fund for federal income tax purposes. See “C. Information About the Mergers—Material Federal Income Tax Consequences of the Mergers.”

Comparison of the Acquiring Fund and the Target Funds

General. The Acquiring Fund and the Target Funds are diversified, closed-end management investment companies organized as Massachusetts business trusts. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization
Fund	Organization Date	State of Organization	Entity Type
Georgia Municipal	October 26, 2001	Commonwealth of Massachusetts	Business Trust
Ohio Municipal	April 8, 2013(1)	Commonwealth of Massachusetts	Business Trust
Acquiring Fund	March 21, 2001	Commonwealth of Massachusetts	Business Trust

(1)	Previously organized as a Minnesota corporation on October 17, 1991.

Capitalization—Common Shares(2)
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Georgia Municipal	Unlimited	10,399,813	$0.01	None	None	NYSE
Ohio Municipal	Unlimited	18,254,255	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	165,390,401	$0.01	None	None	NYSE

(2)	As of November 30, 2022.

As of November 30, 2022, the Funds had outstanding the following series of preferred shares, with the Acquiring Fund’s MFP Shares and VRDP Shares expected to remain outstanding following the completion of the Mergers:

Georgia Municipal—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series 2028 AMTP Shares	585	$0.01	$100,000

Ohio Municipal—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series 1 VRDP Shares	1,480	$0.01	$100,000

Acquiring Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A MFP Shares	1,500	$0.01	$100,000
Series B MFP Shares	1,550	$0.01	$100,000
Series C MFP Shares	3,360	$0.01	$100,000
Series 1 VRDP Shares	2,688	$0.01	$100,000
Series 2 VRDP Shares	2,622	$0.01	$100,000
Series 3 VRDP Shares	1,460	$0.01	$100,000

Each Fund’s preferred shares are entitled to one vote per share. The AMTP Shares and VRDP Shares of the Acquiring Fund to be issued in connection with the Mergers, if any, will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any preferred shares of the Acquiring Fund to be issued in connection with the Mergers, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Any preferred shares of the Acquiring Fund to be issued in connection with a Merger will have rights and preferences, including liquidation preferences, that are substantially similar to the preferred shares of the corresponding Target Fund in such Merger. The number of preferred shares currently outstanding may change due to market or other conditions.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks, but there are differences. Each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. Because Georgia Municipal and Ohio Municipal invest primarily in Georgia and Ohio municipal securities, respectively, they are subject to economic, political and other risks of a single state, while the Acquiring Fund, which may invest in municipal securities of any U.S. state or territory, is not subject to similar single state risk.

Georgia Municipal’s investment objectives are current income exempt from regular federal and Georgia income tax and the enhancement of portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Ohio Municipal’s primary investment objective is current income exempt from both regular federal income taxes and Ohio personal income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Ohio municipal bond market through investments in tax-exempt Ohio municipal obligations that, in the opinion of the Fund’s investment adviser or sub-adviser are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Each Target Fund invests primarily in investment grade securities, while the Acquiring Fund is permitted to allocate a greater percentage of its portfolio to lower rated municipal securities. Investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due.

Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of each Target Fund as of the date of this Proxy Statement.

Georgia Municipal	Ohio Municipal	Acquiring Fund	Differences
Principal Investment Strategy:	Principal Investment Strategy:	Principal Investment Strategy:

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal and Georgia income taxes.	As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal and Ohio income taxes.	As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.	The Acquiring Fund is a national municipal fund, while the Target Funds are state-specific municipal Funds.

Alternative Minimum Tax Policy:	Alternative Minimum Tax Policy:	Alternative Minimum Tax Policy:

Under normal circumstances, the Fund may invest up to 20% of its Managed Assets(2) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).	Under normal circumstances, the Fund may invest up to 20% of its Managed Assets(2) in AMT Bonds.	The Fund may invest up to 20% of its Managed Assets(2) in AMT Bonds.	Identical.

Credit Quality:	Credit Quality:	Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization (“NRSRO”) that rate such security (even	Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser.	Under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.	The Acquiring Fund is permitted to allocate a greater percentage of its portfolio to lower rated municipal securities than the Target Funds.

Georgia Municipal	Ohio Municipal	Acquiring Fund	Differences
if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Under normal circumstances, no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Leverage:	Leverage:	Leverage:

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares and investments in inverse floating rate securities. As a fundamental policy, the Fund may not issue debt securities or preferred shares that rank senior to any outstanding preferred shares issued by the Fund. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares, investments in inverse floating rate securities and reverse repurchase agreements. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market	The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares, investments in inverse floating rate securities and borrowings. In addition, the Fund may use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions. The Fund may	Substantially similar, but Georgia Municipal does not have a stated percentage limit on investments in inverse floating rate securities. Ohio Municipal may enter into reverse repurchase agreements.

Georgia Municipal	Ohio Municipal	Acquiring Fund	Differences
creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.	conditions. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.	invest up to 15% of its Managed Assets in inverse floating rate securities.

Illiquid Securities:	Illiquid Securities:	Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.	Identical.

Other Investment Companies:	Other Investment Companies:	Other Investment Companies:

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.	The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.	The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.	Substantially similar, but Ohio Municipal has a stated percentage limit on investments in other investment companies.

Georgia Municipal	Ohio Municipal	Acquiring Fund	Differences

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Weighted Average Maturity Policy:	Weighted Average Maturity Policy	Weighted Average Maturity Policy:

The Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.	The Fund emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund generally invests in municipal securities with different maturities to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.	The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened depending on market conditions.	Substantially similar.

Use of Derivatives:	Use of Derivatives:	Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market date rate (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.	The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.	The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.	Identical.

Georgia Municipal	Ohio Municipal	Acquiring Fund	Differences
Temporary Defensive Periods:	Temporary Defensive Periods:	Temporary Defensive Periods:

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy.	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy.	During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable.	Substantially similar.

(1)	Each Fund defines “Assets” as the net assets of the Fund plus the amount of any borrowings for investment purposes.
(2)

Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Credit Quality. A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of each Target Fund and the Acquiring Fund, as of September 30, 2022, is set forth below.

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings;

BB or lower are below investment-grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)

Ratings shown are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below investment-grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

State Allocation. A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the respective portfolios of each Target Fund and the Acquiring Fund, as of September 30, 2022, is set forth below.

Leverage. Each Fund may issue preferred shares and may utilize inverse floating rate securities, reverse repurchase agreements (effectively, a secured borrowing) and borrowings (subject to investment restrictions). Each Fund currently employs leverage through the issuance of preferred shares and the use of inverse floaters. In addition, each Fund may use derivatives and other portfolio instruments that have the economic effect of leverage. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years for which published financial statements are available are set forth below:

Georgia Municipal	2022	2021	2020
Asset Coverage Ratio(1)	318.58%	356.24%	348.06%
Regulatory Leverage Ratio(2)	31.39%	28.07%	28.73%
Effective Leverage Ratio(3)	39.10%	34.25%	34.99%

Ohio Municipal	2022	2021	2020
Asset Coverage Ratio(1)	305.29%	314.96%	320.46%
Regulatory Leverage Ratio(2)	32.76%	31.75%	31.20%
Effective Leverage Ratio(3)	35.61%	35.16%	34.58%

Acquiring Fund	2021	2020	2019
Asset Coverage Ratio(1)	276.47%	265.79%	272.81%
Regulatory Leverage Ratio(2)	36.17%	37.62%	36.66%
Effective Leverage Ratio(3)	36.50%	38.09%	37.24%

(1)

A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)

Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Board Members and Officers. The Acquiring Fund and the Target Funds have the same Board Members and officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, each of whom is not considered an “interested person,” as defined in the 1940 Act.

Pursuant to each Fund’s by-laws, the Board of the Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two Board Members at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. To the extent that one or more preferred shareholders owns, holds or controls, individually or in aggregate, all or a significant portion of a series of a Fund’s outstanding preferred shares, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two Board Members at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Mergers.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2022, Nuveen managed approximately $1.1 trillion in assets, of which approximately $149.2 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2023. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the United States, and a specific fund-level fee, based only on the amount of assets of such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For Georgia Municipal’s fiscal year ended May 31, 2022, Ohio Municipal’s fiscal year ended February 28, 2022 and the Acquiring Fund’s fiscal year ended October 31, 2021, the effective management fee rates, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), were 0.60%, 0.59% and 0.60%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedules for the Funds

Target Funds
Average Total Daily Managed Assets*	Annual Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

Acquiring Fund
Average Total Daily Managed Assets*	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*

For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed- and open-end registered investment companies organized in the United States, as stated in the table below. As of September 30, 2022, the complex-level fee rate for each Fund was 0.1587%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to Georgia Municipal’s, Ohio Municipal’s and the Acquiring Fund’s Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 38.4615%, 38.4615% and 42.8572%, respectively, of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for Georgia Municipal is included in Georgia Municipal’s Annual Report for the fiscal year ended May 31, 2022. A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement for and Sub-Advisory Agreement for Ohio Municipal is included in Ohio Municipal’s Semi-Annual Report for the semi-annual period ended August 31, 2022. A discussion of the basis for the Board’s most recent approval of the current Investment Management Agreement and Sub-Advisory Agreement for the Acquiring Fund will be included in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2022.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolio of each Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Daniel J. Close is the portfolio manager of each Target Fund and Scott R. Romans, PhD, is the portfolio manager of the Acquiring Fund. Mr. Close assumed portfolio management responsibility for Georgia Municipal and Ohio Municipal in 2007. Mr. Romans assumed portfolio management responsibility for the Acquiring Fund in 2016. Scott R. Romans, PhD, will manage the combined fund upon completion of the Mergers.

Daniel J. Close, CFA, Managing Director at Nuveen Asset Management, is a portfolio manager on the municipal fixed income team and the head of taxable municipals. He serves as lead portfolio manager and manages a team dedicated to taxable municipal fixed income strategies, which encompasses customized institutional portfolios and closed-end funds. In addition, Daniel also manages a number of intermediate and long duration tax-exempt state and national strategies for both open-end and closed-end funds. He also serves on the Custom Fixed Income Solutions team, which sets asset allocation across multi-sector portfolios. Prior to his current role, he served as a municipal fixed income research analyst covering the corporate-backed, energy, transportation and utility sectors. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, is responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond Strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. in Finance from the Illinois Institute of Technology Stuart School of Business and an MA and PhD in Theology from the University of Chicago.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks.

Because each Fund invests primarily in municipal securities and other investments the income from which is exempt from regular federal income tax, the principal risks of an investment in each Fund are similar. However, there are differences between the Funds’ investment policies that may affect their comparative risk profiles. The Target Funds are subject to single-state risk, while the Acquiring Fund is not. Due to differences between the Target Funds’ policies on credit quality and those of the Acquiring Fund, an investment in the Acquiring Fund may be subject to credit risk and below investment grade risk to a greater degree than an investment in a Target Fund.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Confidential Information Memorandum accompanying this Proxy Statement as Appendix B (the “Memorandum”).

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses of Georgia Municipal for the fiscal year ended May 31, 2022, Ohio Municipal for the semi-annual period ended August 31, 2022 (annualized), the Acquiring Fund for the semi-annual period ended April 30, 2022 (annualized) and the pro forma fees and expenses of the combined fund following the Mergers for the six months ended April 30, 2022 (annualized) assuming both Mergers are completed and for each Merger separately.

The assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

1. Comparative Fee Table(1)—Mergers of Both Georgia Municipal and Ohio Municipal

	Georgia Municipal		Ohio Municipal		Acquiring Fund(2)		Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.93%		0.95%		0.94%		0.93%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(4)	0.51%		1.00%		0.64%		0.64%
Other Expenses	0.10	%(5)	0.08	%(5)	0.05	%(6)	0.05%
Total Annual Expenses	1.54%		2.03%		1.63%		1.62%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Mergers would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the six month semi-annual period ended April 30, 2022 (annualized). Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 76 for additional information.

(2)

Information for the Acquiring Fund has been adjusted to reflect the effects of the acquisition of another Nuveen Fund subsequent to the date of its most recent published financial statements and the redemption of $50 million of VRDP shares in November 2022.

(3)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page 25.

(4)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for AMTP, MFP and VRDP Shares, where applicable, and annual liquidity and remarketing fees for Series 3 VRDP Shares for the Acquiring Fund. The MFP Shares of the Acquiring Fund, the AMTP Shares of Georgia Municipal, the Series 1 VRDP Shares of Ohio Municipal and the Series 1 and Series 2 VRDP Shares of the Acquiring Fund, which currently are in a Special Rate Period, currently do not incur liquidity or remarketing fees. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities regardless of how such securities are treated for financial statement purposes. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Funds continue to maintain leverage the cost of which is tied to short-term interest rates, the Funds’ interest expense can be expected to rise in tandem. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(5)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.
(6)	Other Expenses have been adjusted to reflect the effect of the acquisition of another Nuveen Fund in June 2022, excluding one-time expenses related to the acquisition of the Nuveen Fund.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Georgia Municipal	$16	$49	$84	$183
Ohio Municipal	$21	$64	$109	$236
Acquiring Fund	$17	$51	$89	$193
Combined Fund Pro Forma	$16	$51	$88	$192

2. Comparative Fee Table(1)—Merger of Georgia Municipal Only

	Georgia Municipal		Acquiring Fund(2)		Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.93%		0.94%		0.94%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(4)	0.51%		0.64%		0.64%
Other Expenses	0.10	%(5)	0.05	%(6)	0.04%
Total Annual Expenses	1.54%		1.63%		1.62%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage for the six month semi-annual period ended April 30, 2022 (annualized). Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 76 for additional information.

(2)

Information for the Acquiring Fund has been adjusted to reflect the effects of the acquisition of another Nuveen Fund subsequent to the date of its most recent published financial statements and the redemption of $50 million of VRDP shares in November 2022.

(3)

Assumes the issuance of preferred shares in the amounts set forth in the capitalization table. Such amounts may change prior to the closing date. Please see “C. Information About the Mergers—Capitalization” at page 25.

(4)

Fees on preferred shares assume annual dividends paid and amortization of offering costs for AMTP, MFP and VRDP Shares, where applicable, and annual liquidity and remarketing fees for Series 3 VRDP Shares for the Acquiring Fund. The MFP Shares of the Acquiring Fund and the Series 1 and Series 2 VRDP Shares of the Acquiring Fund, which currently are in a Special Rate Period, currently do not incur liquidity or remarketing fees. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities regardless of how such securities are treated for financial statement purposes. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Funds continue to maintain leverage, the cost of which is tied to short-term interest rates, the Funds’ interest expense can be expected to rise in tandem. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.

(5)	Other Expenses are estimated based on actual expenses from the prior fiscal reporting period.
(6)	Other Expenses have been adjusted to reflect the effect of the acquisition of another Nuveen Fund in June 2022, excluding one-time expenses related to the acquisition of the Nuveen Fund.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Georgia Municipal	$16	$49	$84	$183
Acquiring Fund	$17	$51	$89	$193
Combined Fund Pro Forma	$16	$51	$88	$192

Comparative Performance Information

Comparative total return performance for the Funds for periods ended September 30, 2022:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Georgia Municipal	-19.50%	-0.87%	0.92%	-26.40%	-2.31%	0.00%
Ohio Municipal	-18.33%	-0.29%	1.99%	-22.85%	-0.96%	0.02%
Acquiring Fund	-22.33%	0.01%	2.69%	-28.38%	-0.61%	2.18%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B. RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in AMTP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Proxy Statement as Appendix B. An investment in AMTP Shares of Georgia Municipal is also generally subject to these principal risks. The risks and special considerations discussed in the Memorandum should be considered by holders of AMTP Shares of Georgia Municipal in their evaluation of their Fund’s Merger.

C. INFORMATION ABOUT THE MERGERS

General

Nuveen Fund Advisors, LLC, a subsidiary of Nuveen, LLC and the Funds’ investment adviser, recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Each Fund’s Board considered its Fund’s Merger(s) and determined that the Merger(s) would be in the best interests of its Fund. Based on information provided by Nuveen Fund Advisors, each Target Fund’s Board believes that its Fund’s proposed Merger may benefit the common shareholders of its Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings and distribution levels following the Mergers, due in part to the Acquiring Fund’s ability to invest to a greater degree in lower rated securities and a geographically diverse national portfolio, as well as operating economies from the combined fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•	The potential for a narrower trading discount as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•	Lower net operating expenses, excluding the costs of leverage, as certain fixed costs are spread over a larger asset base.

Each Target Fund’s Board considered that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Fund, and recognized that investments in lower rated securities are subject to higher risks than investments in higher rated securities.

With respect to holders of preferred shares of each Target Fund, the Target Fund’s Board considered that, upon the closing of the applicable Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of the Merger, to those of the preferred shares of the applicable Target Fund.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

For these reasons, each Fund’s Board has determined that its Fund’s Merger(s) are in the best interest of its Fund and has approved such Merger(s).

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for a Merger to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers and/or the initial purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of each Merger is contingent upon the applicable Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If a Merger is not consummated, the Board of the Target Fund involved in that Merger may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of the other Merger.

Terms of the Mergers

General. The Agreement and Plan of Merger by and among the Acquiring Fund, each Target Fund and the Merger Sub (the “Agreement”), in the form attached as Appendix A to this Proxy Statement, sets forth the terms of each Merger and, with respect to each Merger, provides for: (1) the merger of the Target Fund with and into the Merger Sub, with the Merger Sub continuing as the surviving company and the separate legal existence of the Target Fund ceasing for all purposes at the Effective Time; (2) the conversion of the issued and outstanding common shares of beneficial interest of the Target Fund into newly issued common shares of beneficial interest of the Acquiring Fund, par value $0.01 per share (with cash being received in lieu of any fractional Acquiring Fund common shares), and (3) the conversion of the issued and outstanding AMTP Shares or VRDP Shares of the Target Fund into newly issued AMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, respectively. With respect to each Merger, at the Effective Time, without any further action, the Merger Sub as the surviving company shall (i) succeed to and possess all rights, powers and privileges of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund and the Merger Sub shall vest in the Merger Sub, and (ii) be liable for all of the liabilities and obligations of the Target Fund and the Merger Sub. As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund and the Acquiring Fund will assume the liabilities of the Merger Sub in complete liquidation and dissolution of the Merger Sub under Massachusetts law. The Merger Sub has been formed for the sole purpose of consummating the Mergers and the Merger Sub will not commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers.

As a result of the Mergers, and subsequent distribution of assets to the Acquiring Fund, the assets of the Acquiring Fund and the Target Funds would be combined, and the shareholders of the Target Funds would become shareholders of the Acquiring Fund. The Acquiring Fund will be the accounting survivor of the Mergers.

Each preferred shareholder of a Target Fund will receive the same number of Acquiring Fund AMTP Shares or Acquiring Fund VRDP Shares, as applicable, having substantially similar terms as the outstanding AMTP Shares or VRDP Shares of such Target Fund held by such preferred shareholder immediately prior to the closing of the Mergers. The aggregate liquidation preference of the Acquiring Fund AMTP Shares or VRDP Shares received in connection with the Mergers will equal the aggregate liquidation preference of a Target Fund’s AMTP Shares or VRDP Shares, as applicable, held immediately prior to the closing of the Mergers. The Acquiring Fund AMTP Shares and VRDP Shares to be issued in connection with the Mergers will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including any AMTP Shares and VRDP Shares of the Acquiring Fund to be issued in connection with the Mergers, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. However, the Acquiring Fund has multiple types and series of preferred shares outstanding.

The closing date is expected to be on or about March 6, 2023, or such other date as the parties may agree (the “Closing Date”). Following the Mergers, each Target Fund will terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Mergers as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund’s common shareholders in connection with the Mergers will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Fund will be reduced by the costs of the Mergers borne by such Fund. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. However, no fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to a Target Fund’s shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, Target Fund shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder, provided the Target Fund shares were held as capital assets at the effective time of a Merger. As a result of the Mergers, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Mergers and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or a Target Fund individually.

Following the Mergers, each preferred shareholder of the Target Funds would own the same number of new Acquiring Fund AMTP Shares or new VRDP Shares, as applicable, with the same aggregate liquidation preference as the AMTP Shares or VRDP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Mergers, with substantially similar terms as the outstanding AMTP Shares or VRDP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of a Merger. As a result of the Mergers, preferred shareholders of the Funds may hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or a Target Fund individually.

The holders of AMTP Shares of Georgia Municipal will receive the following new series of AMTP Shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Merger
Georgia Municipal	AMTP Shares, Series 2028 $100,000 liquidation preference per share Final Mandatory Redemption Date: December 1, 2028	AMTP Shares, Series 2028 $100,000 liquidation preference per share Final Mandatory Redemption Date: December 1, 2028

Valuation of Common Shares. Pursuant to the Agreement, the net asset value per share of each Target Fund and the Acquiring Fund shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as will be mutually agreed upon by the parties.

Acquiring Fund Common Shares to be Issued. At the effective time of the closing (the “Effective Time”), each Target Fund common share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund common shares equal to one multiplied by the quotient of the net asset value per share of the Target Fund divided by the net asset value per share of the Acquiring Fund.

Dividends. Dividends shall accumulate on the existing AMTP Shares of the Target Fund up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund AMTP Shares will accumulate from and including the Closing Date. Prior to the Valuation Time, the Target Fund will declare all accumulated but unpaid dividends on its AMTP Shares up to and including the day immediately preceding the Closing Date. With respect to the existing AMTP Shares of the Target Fund, prior to the Effective Time, the Target Fund will establish an escrow account and set aside assets in the amount of the accumulated but unpaid dividends on the existing AMTP Shares, and such dividends will be paid to the holder(s) of the Target Fund AMTP Shares on the dividend payment date in respect of the first dividend period of the Acquiring Fund AMTP Shares.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to a Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of each Merger is subject to the satisfaction or waiver (if permissible) of the following closing conditions: (1) the requisite approval by the common and preferred shareholders of the Target Fund and the preferred shareholders of the Acquiring Fund of the proposal with respect to the Target Fund’s Merger described in this Proxy Statement, (2) each Fund’s receipt of an opinion of counsel substantially to the effect that the merger of the Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (3) the absence of legal proceedings challenging the Mergers, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Mergers to occur, certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers and/or the initial purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained.

Termination. With respect to each Merger, the Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund’s Board or the Acquiring Fund’s Board. In addition, a Fund may at its option terminate the Agreement with respect to its Merger at or before the closing due to: (1) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (3) a determination by a Target Fund’s Board or the Acquiring Fund’s Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund involved in the Merger(s).

Reasons for the Mergers

Based on the considerations described below, the Board of Trustees of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”), all of whom are not “interested persons,” as defined in the 1940 Act, and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target Boards, the “Boards” and each individually, a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, have each determined that its Fund’s Merger(s) would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of such Merger(s). At a meeting held on November 15-17, 2022 (the “Board Meeting”), each Board approved its Fund’s Merger(s) and recommended that shareholders of its Fund, as applicable, approve such Merger(s).

At and prior to the Board Meeting, including at previous meetings, Nuveen Fund Advisors made presentations and provided the Boards with information relating to the proposed Mergers and alternatives to the proposed Mergers. Prior to approving the Mergers, each Board reviewed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board recognized that Nuveen Fund Advisors, each Fund’s investment adviser, had recommended the Merger proposal as part of an ongoing initiative to streamline Nuveen’s municipal closed-end fund line-up and eliminate overlapping products. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Mergers and recommending that shareholders of the Funds (as applicable) approve the Mergers:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Mergers and the effect of the Mergers on fees and expense ratios;

•	the potential for improved secondary market trading with respect to common shares;

•	the anticipated federal income tax-free nature of the Mergers;

•	the expected costs of the Mergers;

•	the terms of the Mergers and whether the Mergers would dilute the interests of the shareholders of the applicable Funds;

•	the effect of the Mergers on shareholder rights;

•	alternatives to the Mergers; and

•	any potential benefits of the Mergers to Nuveen Fund Advisors and its affiliates as a result of the Mergers.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that, as municipal funds, the Funds’ investment objectives and policies share certain similarities, but there are differences. The Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax. In contrast, each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state. Under its investment policies, each Fund, under normal circumstances, could invest a portion of its portfolio in municipal securities that pay interest that is taxable under the federal alternative minimum tax. In its review, each Board considered the impact of the Mergers on its Fund’s portfolio, including any shifts in credit quality and yield. In this regard, the Target Boards recognized that a greater percentage of the Acquiring Fund’s portfolio may be allocated to lower rated municipal securities relative to the amount permitted by the policies of the Target Funds. The Target Boards further observed the significantly larger asset size of the Acquiring Fund compared to that of each Target Fund. The Target Boards noted that each Target Fund’s shareholders would lose the benefit of the state tax exemption as a result of the applicable Merger, but recognized the potential for higher common share net earnings and distribution levels of the combined fund as a result of, among other things, the Acquiring Fund’s ability to invest to a greater degree in lower rated securities, the geographically diverse national portfolio and the operating economies from the combined fund’s greater scale following the Mergers. Further, in comparison to the Target Funds, the Target Boards recognized the increased portfolio and leverage management flexibility afforded by the significantly larger asset base of the combined fund and the Acquiring Fund’s broader national mandate with greater flexibility to invest in lower rated securities.

The Boards considered that each Fund may use leverage through a number of methods, including through the issuance of preferred shares and investments in inverse floating rate securities. In this regard, the Boards recognized, among other things, that Georgia Municipal has one series of AMTP Shares outstanding, Ohio Municipal has one series of VRDP Shares outstanding, and the Acquiring Fund has three series of MFP Shares outstanding and three series of VRDP Shares outstanding which are expected to remain outstanding following the Mergers. With respect to holders of preferred shares of each Target Fund, the Target Board considered that upon closing of its Fund’s Merger, holders of any preferred shares outstanding immediately prior to the closing will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of such Merger, to those of the preferred shares of the applicable Target Fund.

With respect to the Acquiring Fund, the Acquiring Board considered that based on information provided by Nuveen Fund Advisors, the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. The Acquiring Board also recognized that the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

With respect to principal investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests in municipal securities and other investments the income from which is exempt from regular federal income taxes, the differences relating to the Funds’ investment objectives and policies would affect the comparative risk profiles. For example, each Target Fund is subject to single state risk while the Acquiring Fund is not. Each Target Fund also invests primarily in investment grade securities, while the Acquiring Fund is permitted to allocate a greater percentage of its portfolio to lower rated municipal securities than the Target Funds. Investments in lower rated securities are subject to greater risks than investments in higher rated securities. The Acquiring Fund therefore would be subject to increased risks from investments in lower rated securities, including the higher risk that the issuer will be unable to pay interest or principal when due.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser, but the portfolio manager of the Acquiring Fund is different from the portfolio manager of the Target Funds, and the portfolio manager of the Acquiring Fund will continue to manage the combined fund upon completion of the Mergers. Through the Mergers, the Boards recognized that shareholders would remain invested in a closed-end management investment company that will have greater net assets and the same investment adviser and sub-adviser.

Larger Asset Base of the Combined Fund; Effect of the Mergers on Fees and Expense Ratios. The Boards evaluated the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Mergers). It was anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. The Target Boards also considered that the fund-level management fee schedule of the Acquiring Fund was higher (approximately by 5 basis points) than that of each Target Fund at each breakpoint level. However, the Target Boards noted that it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of each Target Fund prior to the closing of the Mergers. In addition, assuming both Mergers are completed, the Acquiring Board noted that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund were expected to be modestly lower than those of the Acquiring Fund prior to the closing of the Mergers.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Mergers, the Target Boards noted that the Mergers are being proposed, in part, to seek to enhance the secondary trading market for the common shares with respect to the Target Funds. The Target Boards considered that, relative to the Target Funds, the combined fund’s greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Mergers, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. In addition, based on information provided by Nuveen Fund Advisors, the Target Boards considered the potential for a narrower trading discount, relative to the Target Funds, as a result of the Acquiring Fund’s common shares trading at a discount that historically has been lower than that of each Target Fund’s common shares; however, the Target Boards recognized that the past trading record of the common shares of the Acquiring Fund may not necessarily be indicative of how the common shares of the combined fund will trade in the future and there is no guarantee that the common shares of the combined fund would have a narrower trading discount than that of either Target Fund’s common shares. Further, with respect to the Acquiring Fund, the Acquiring Board noted that such Fund may experience modest secondary market benefits with respect to its common shares due to increased scale.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. Each Merger will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and each Fund participating in a Merger will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Mergers on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Mergers. The Boards considered the terms and conditions of the Mergers, including the estimated costs associated with the Mergers and the allocation of such costs among the Funds. Preferred shareholders will not bear any costs of the Mergers.

Terms of the Mergers and Impact on Shareholders. The terms of the Mergers are intended to avoid dilution of the interests of the existing shareholders of the applicable Funds. In this regard, each Target Board considered that each holder of common shares of its Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Funds’ common shareholders in connection with the Mergers. In lieu of such fractional shares, the Target Funds’ common shareholders will receive cash. As noted above with respect to holders of preferred shares of each Target Fund, holders of any preferred shares outstanding immediately prior to the closing of the applicable Merger will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially similar terms, immediately prior to the closing of such Merger, to those of the preferred shares of the applicable Target Fund.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Acquiring Board considered that the Acquiring Fund would receive additional assets and liabilities as a result of each Merger. Further, as noted above, the outstanding preferred shares of the Acquiring Fund and any preferred shares of the Acquiring Fund to be issued in the Mergers would have equal priority with each other as to payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Effect on Shareholder Rights. The Boards considered that each Fund is organized as a Massachusetts business trust. In this regard, with respect to each Target Fund, there will be no change to shareholder rights under state statutory law.

Alternatives. The Target Boards considered various alternatives to the Mergers, including keeping the status quo, liquidating the Target Funds, and merging the Target Funds into a state specific open-end fund. In considering the status quo, the Target Boards considered Nuveen Fund Advisors’ view, among other things, that while the Target Funds would maintain the state income tax exemption, this option may result in continuing secondary market trading discounts and less competitive tax-adjusted distributions. In considering liquidation, the Target Boards took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. With respect to a merger into a state specific open-end fund, the Target Boards considered, among other things, that while the Target Funds would maintain the state income tax exemption, based on the information provided by Nuveen Fund Advisors, this option may result in potentially lower tax-free earnings over time and be disruptive to acquiring fund shareholders. In evaluating the proposed Mergers, the Target Boards considered, among other things, Nuveen Fund Advisors’ view that combining the Target Funds with a larger closed-end municipal fund with a national mandate was an attractive alternative in light of certain potential benefits to shareholders of the Target Funds, as outlined above.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Mergers may result in some benefits and economies of scale for Nuveen Fund Advisors and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board approved the Merger(s) involving its Fund, concluding that each such Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the respective Merger(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of November 30, 2022, and the pro-forma combined capitalization of the Acquiring Fund as if the Merger(s) had occurred on that date assuming the completion of both Mergers and the completion of the Merger of Georgia Municipal separately.

1.	Capitalization Table—Mergers of Both Georgia Municipal and Ohio Municipal

The table reflects pro forma exchange ratios of approximately 0.87068067 and 1.08361635 common shares of the Acquiring Fund issued for each common share of Georgia Municipal and Ohio Municipal, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	Georgia Municipal	Ohio Municipal	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma(1)
Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$58,500,000	—	—	—	$58,500,000
Series A MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	—	—	$150,000,000	—	$150,000,000
Series B MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	—	—	$155,000,000	—	$155,000,000
Series C MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	—	—	$336,000,000	—	$336,000,000
Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	—	$148,000,000	$268,800,000	$(148,000,000)	$268,800,000
Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	—	—	$262,200,000	—	$262,200,000

	Georgia Municipal	Ohio Municipal	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	—	—	$146,000,000	—		$146,000,000
Series 4 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	—	—	—	$148,000,000		$148,000,000	(2)
Common Shareholders’ Equity
Common Shares, $0.01 par value per share; 10,399,813 shares outstanding for Georgia Municipal, 18,254,255 shares outstanding for Ohio Municipal, 165,390,401 shares outstanding for the Acquiring Fund and 194,226,031 shares outstanding for the Combined Fund Pro Forma	$103,998	$182,543	$1,653,904	$1,815	(3)	$1,942,260
Paid-in surplus	$137,104,608	$277,564,322	$2,344,235,732	$(1,216,815	)(4)	$2,757,687,847
Total distributable earnings	$(16,150,910)	$(12,976,273)	$(139,858,693)	—		$(168,985,876)

Net assets applicable to common shares	$121,057,696	$264,770,592	$2,206,030,943	$(1,215,000)		$2,590,644,231

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$11.64	$14.50	$13.34			$13.34
Authorized shares:
Common	Unlimited	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Mergers were effective as of November 30, 2022, are presented for informational purposes only and assumes the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Mergers is expected to be on or about March 6, 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Mergers.

(2)

Assumes the conversion of outstanding Ohio Municipal Series 1 VRDP Shares into shares of a new series of shares designated as Series 4 VRDP Shares of the Acquiring Fund in connection with the Merger of Ohio Municipal.

(3)

Assumes the issuance of 9,054,954 and 19,780,676 Acquiring Fund common shares to Georgia Municipal common shareholders and Ohio Municipal common shareholders, respectively, in connection with the Mergers. These numbers are based on the net asset values of the Acquiring Fund and the Target Funds as of November 30, 2022, adjusted for estimated Merger costs.

(4)

Includes the impact of estimated total Merger costs of $1,215,000, which are currently expected to be borne by Georgia Municipal, Ohio Municipal and the Acquiring Fund in the amounts of $280,000, $930,000 and $5,000, respectively.

2.	Capitalization Table—Merger of Georgia Municipal Only

The table reflects a pro forma exchange ratio of approximately 0.87068067 common shares of the Acquiring Fund issued for each common share of Georgia Municipal. If the Merger is consummated, the actual exchange ratio may vary.

	Georgia Municipal	Acquiring Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$58,500,000	—	—		$58,500,000
Series A MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	—	$150,000,000	—		$150,000,000
Series B MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	—	$155,000,000	—		$155,000,000
Series C MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	—	$336,000,000	—		$336,000,000
Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	—	$268,800,000	—		$268,800,000
Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	—	$262,200,000			$262,200,000
Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	—	$146,000,000	—		$146,000,000
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 10,399,813 shares outstanding for Georgia Municipal, 165,390,401 shares outstanding for the Acquiring Fund and 174,445,355 shares outstanding for the Combined Fund Pro Forma	$103,998	$1,653,904	$(13,448	)(2)	$1,744,454
Paid-in surplus	137,104,608	2,344,235,732	(271,552	)(3)	2,481,068,788
Total distributable earnings	(16,150,910)	(139,858,693)	—		(156,009,603)

Net assets applicable to common shares	$121,057,696	$2,206,030,943	$(285,000)		$2,326,803,639

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$11.64	$13.34			$13.34
Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Merger was effective as of November 30, 2022, are presented for informational purposes only and assumes the issuance of preferred shares in the amounts set forth above, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about March 6, 2023, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)

Assumes the issuance of 9,054,954 Acquiring Fund common shares to Georgia Municipal common shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and Georgia Municipal as of November 30, 2022, adjusted for estimated Merger costs.

(3)

Includes the impact of estimated total Merger costs of $285,000, which are currently expected to be borne by Georgia Municipal and the Acquiring Fund in the amounts of $280,000 and $5,000, respectively.

Expenses Associated with the Mergers

Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $1,215,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Mergers. Based on the expected benefits of the Mergers to each Fund, each of Georgia Municipal, Ohio Municipal and the Acquiring Fund is expected to be allocated $280,000, $930,000 and $5,000, respectively, of the estimated expenses in connection with the Mergers (0.20%, 0.30% and 0.00%, respectively, of Georgia Municipal’s, Ohio Municipal’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended April 30, 2022). If one or both Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Mergers.

Material Federal Income Tax Consequences of the Mergers

As a non-waivable condition to each Fund’s obligation to consummate the Mergers, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to its Merger(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)

No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)

No gain or loss will be recognized by the Target Fund shareholders upon the conversion of all their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

(e)

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares.

(f)

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund common shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the merger.

(g)	The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)	The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

With respect to each Merger, the opinion addressing the federal income tax consequences of the Merger described above will rely on the assumption that the Acquiring Fund AMTP or VRDP Shares received in the Merger, if any, will constitute equity of the Acquiring Fund. In that regard, Stradley, Ronon Stevens and Young, LLP as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that any Acquiring Fund AMTP Shares received in the Merger by the holders of AMTP Shares of Georgia Municipal by the holders of AMTP Shares of Georgia Municipal will qualify as equity of the Acquiring Fund for federal income tax purposes. Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that any Acquiring Fund VRDP Shares received in the Merger by the holders of VRDP Shares of Ohio Municipal will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Mergers, there can be no assurance that the Internal Revenue Service (“IRS”) will not question special tax counsels’ opinions and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Mergers could differ significantly from those described in this Proxy Statement.

No opinion will be expressed as to (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger that is the subject of such opinion may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund involved in such Merger and Target Fund shareholders may recognize taxable gain or loss as a result of that Merger.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Mergers occur but the IRS or the courts determine that a Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund involved in such Merger may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of that Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Valuation Time, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which its Merger occurs and all prior taxable years, will have the effect of distributing to such shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Merger. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution could cause a portion of the distributions received by holders of Georgia Municipal’s AMTP Shares with respect to the year in which such distribution occurs to be taxable for federal income tax and Georgia income tax purposes. Additional distributions may be made if necessary.

After the Mergers, the Acquiring Fund’s ability to use a Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Funds at the time of the Mergers.

The table below sets forth, as of May 31, 2022 (the Fund’s tax year end), Georgia Municipal’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

Georgia Municipal
Not subject to expiration:
Short-Term	$2,903,602
Long-Term	$1,802,813

Total	$4,706,415

The table below sets forth, as of February 28, 2022 (the Fund’s tax year end), Ohio Municipal’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

Ohio Municipal
Not subject to expiration:
Short-Term	—
Long-Term	—

Total	—

The table below sets forth, as of October 31, 2021 (the Fund’s tax year end), the Acquiring Fund’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

Acquiring Fund
Not subject to expiration:
Short-Term	$25,114,491
Long-Term	—

Total	$25,114,491

In addition, the shareholders of the Target Funds will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of a Merger when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Mergers, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Mergers), which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former Target Fund preferred shareholders who hold Acquiring Fund preferred shares after the Mergers. As a result, shareholders of the Target Funds and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Mergers not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Merger of Georgia Municipal is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of Georgia Municipal’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of Georgia Municipal’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. Georgia Municipal is separately soliciting the votes of its common shareholders through a separate joint proxy statement/prospectus and not through this Proxy Statement. The Merger is also required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class.

Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of a Merger. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter. Because Georgia Municipal’s shareholders are being asked to vote on both Proposals Nos. 1 and 2, there may be broker non-votes received with respect to Proposal No. 1 at Georgia Municipal’s Meeting.

Preferred shareholders of Georgia Municipal are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, Georgia Municipal is seeking approval of the Agreement by the holders of its preferred shares.

The closing of each Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger of Georgia Municipal to occur, all requisite shareholder approvals must be obtained at the applicable Fund’s shareholder meeting, and certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers and/or the initial purchasers with respect to outstanding preferred shares of the Acquiring Fund, must also be obtained. Because the closing of the Merger is contingent upon Georgia Municipal and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of a Fund entitled to vote approve the Merger and a Fund satisfies all of its closing conditions if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Board of Georgia Municipal may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger proposal or continuing to operate the Target Fund as a standalone fund. The closing of each Merger is not contingent on the closing of the other Merger.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the approval by a Fund’s preferred shareholders required for a Merger to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Merger with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to a Merger; there is no guarantee that such shareholders will vote to approve a Merger proposal.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and the Target Funds have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which they are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include, among other things, substantially identical super-majority voting provisions and other anti-takeover provisions, as described under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust and by-laws are on file with the SEC.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to each Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of each Target Fund that are transferred in connection with the Mergers, in each case as of the Valuation Time. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Acquiring Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Mergers will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “—Summary Description of Massachusetts Business Trusts.”

Distributions

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Affiliated Brokerage and Other Fees

None of the Target Funds or the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser, or the Sub-Adviser of such Fund.

Description of AMTP Shares to Be Issued by the Acquiring Fund

If the Georgia Municipal Merger takes place, the Acquiring Fund will issue AMTP Shares (“New AMTP Shares”) pursuant to the Agreement if AMTP Shares of Georgia Municpal are outstanding immediately prior to the closing.

The terms of the New AMTP Shares will be substantially similar to the terms of the AMTP Shares of Georgia Municipal outstanding immediately prior to the closing of the Merger. However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New AMTP Shares will not include a provision, currently applicable to the Georgia Municipal AMTP Shares, that generally would require an additional payment to holders subject to Georgia income taxation in the event the Target Fund was required to allocate income subject to Georgia income tax, including capital gains and/or ordinary income, to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Georgia income taxation (in addition to federal income taxation). In addition, due to the phase out of LIBOR, the terms of the Statement (as defined below) for the New AMTP Shares will reflect a reference rate based on SOFR rather than LIBOR. The aggregate liquidation preference of the New AMTP Shares received in the Merger, if any, will equal the aggregate liquidation preference of the Georgia Municipal AMTP Shares held immediately prior to the closing of the Merger. The economic terms of the New AMTP Shares likely will not be the same as the terms of the outstanding preferred shares of the Acquiring Fund. The number of AMTP Shares of Georgia Municipal currently outstanding may change due to market or other conditions.

Holders of the New AMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New AMTP Share will equal the sum of dividends accumulated for each day but not yet paid during the relevant monthly dividend period. The amount of dividends will be calculated based on an index rate equal to the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New AMTP Shares. The dividend amount shall in no circumstances exceed the liquidation preference described below multiplied by 15%, divided by the actual number of days in the year.

The outstanding AMTP Shares for Georgia Municipal have, and the New AMTP Shares will have, a term redemption date of December 1, 2028, unless earlier redeemed or repurchased. The Acquiring Fund will be obligated to redeem the New AMTP Shares on December 1, 2028, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends. The New AMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The New AMTP Shares may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the statement establishing and fixing the rights and preferences (the “Statement”) of the New AMTP Shares, or as otherwise required by applicable law, (1) each holder of the New AMTP Shares will be entitled to one vote for each New AMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of the New AMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New AMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New AMTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Holders of the New AMTP Shares, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New AMTP Shares or holders of the New AMTP Shares. In addition, holders of the New AMTP Shares will have certain consent rights under the purchase agreement for the New AMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New AMTP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the New AMTP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New AMTP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New AMTP Shares will have equal priority with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s outstanding MFP Shares and VRDP Shares, any VRDP Shares to be issued by the Acquiring Fund in the Mergers and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Description of VRDP Shares to Be Issued by the Acquiring Fund

If the Merger of Ohio Municipal takes place, the Acquiring Fund will issue VRDP Shares (the “New VRDP Shares”) pursuant to the Agreement if VRDP Shares of Ohio Municipal are outstanding immediately prior to the closing.

The terms of the New VRDP Shares will be substantially similar, as of the time of the closing of the Merger of Ohio Municipal, to the terms of the VRDP Shares of Ohio Municipal outstanding immediately prior to the closing of the Merger of Ohio Municipal. However, because of the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New VRDP Shares will not include a provision, currently applicable to Ohio Municipal’s VRDP Shares, that generally would require an additional payment to holders subject to Ohio income taxation in the event the Fund was required to allocate capital gains and/or ordinary income, to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Ohio income taxation (in addition to federal income taxation). The aggregate liquidation preference of the New VRDP Shares received in the Merger of Ohio Municipal, if any, will equal the aggregate liquidation preference of Ohio Municipal’s VRDP Shares held immediately prior to the closing of the Mergers. The number of VRDP Shares of Ohio Municipal currently outstanding may change due to market or other conditions.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The by-laws of each Fund provide that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The Funds’ declaration of trusts are substantially the same, and the Funds have adopted the same by-laws. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund limits shareholder voting to certain enumerated matters, including certain amendments to the declaration of trust, the election of trustees if required by the 1940 Act, the merger or consolidation of the Fund with any corporation or a reorganization or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act, or, for Georgia Municipal and the Acquiring Fund, a recapitalization of the Fund (under certain circumstances).

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. Notwithstanding the foregoing, when the holders of preferred shares are entitled to elect any of a Fund’s trustees by class vote of such holders, the holders of thirty-three and one-third percent (33 1/3%) of the preferred shares entitled to vote at a meeting shall constitute a quorum for the purpose of such an election. Unless other voting provisions contained in the Fund’s governing documents or the 1940 Act apply, the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter. The governing documents require a super-majority vote in certain circumstances with respect to a merger, consolidation or dissolution of or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company and that the affirmative vote of a majority (more than 50%) of the shares outstanding and entitled to vote is required to elect trustees in a “contested election” (i.e., an election in which the number of trustees nominated exceeds the number of trustees to be elected), but that a plurality vote applies in an uncontested election.

The by-laws of each Fund provide that common shares held by a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by the Fund’s shareholders (the “Control Share Provision”). Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees, excluding Interested Shares. Interested Shares include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition. The by-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provision, in the election of trustees (except for any elections of trustees by holders of preferred shares voting as a separate class) in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares. See “General Information—Additional Information About the Solicitation” at page 87 for a description of certain legal matters with respect to the Control Share Provision.

Shareholder Meetings. Meetings of shareholders may be called by the trustees and must be called upon the written request of shareholders entitled to cast at least 10% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under each Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings for the purpose of electing trustees.

The by-laws of each Fund authorize the trustees or the chair of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on by the shareholders present or represented at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at and participation in the meeting by shareholders, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; (vi) limitations on the time allotted to questions or comments by shareholders; and (vii) the extent to which, if any, other participants are permitted to speak.

The by-laws of each Fund establish qualification criteria applicable to prospective trustees and generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee. The by-laws of each Fund establish qualification requirements applicable to any person who is recommended, nominated, elected, appointed, qualified or seated as a trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Mergers.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, entitled to vote, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class. Each Fund’s by-laws may be amended or repealed, or new by-laws may be adopted, by a vote of a majority of the trustees. The by-laws of each Fund may not be amended by shareholders.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Forum Selection. Each Fund’s by-laws provide that, unless the Fund consents in writing to the selection of an alternative forum, and except for certain claims brought under the federal securities laws, the sole and exclusive forum for any shareholder or group of shareholders to bring (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim for breach of any duty owed by a trustee or officer or other employee of a Fund to the Fund or to the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to Massachusetts business trust law or the Fund’s governing documents, and (iv) any other action asserting a claim governed by the internal affairs doctrine, shall be within the United States District Court for the District of Massachusetts (Boston Division) or, to the extent such court does not have jurisdiction, the Business Litigation Session of the Massachusetts Superior Court in Suffolk County. Each Fund’s by-laws further provide that in any such covered action there is no right to a jury trial and the right to a jury trial is expressly waived to the fullest extent permitted by law.

Derivative and Direct Claims of Shareholders. Each Fund’s by-laws contain provisions regarding derivative and direct claims of shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The by-laws of each Fund largely incorporate the substantive elements of the Massachusetts statute and establish procedures for shareholders to bring derivative actions and for the Board to consider shareholder demands that the Fund commence a suit. In addition, the by-laws of each Fund distinguish direct actions from derivative claims and prohibit the latter from being brought directly by a shareholder.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives, but there are differences. Each Target Fund is a state-specific municipal fund that seeks to provide current income exempt from regular federal income tax and the income tax of a single state. In contrast, the Acquiring Fund is a national municipal fund that seeks to provide current income exempt from regular federal income tax.

Georgia Municipal’s investment objectives are current income exempt from regular federal and Georgia income tax and the enhancement of portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental policy, under normal circumstances, Georgia Municipal will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Georgia income taxes.

Ohio Municipal’s primary investment objective is current income exempt from both regular federal income taxes and Ohio personal income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Ohio municipal bond market through investments in tax-exempt Ohio municipal obligations that, in the opinion of the Fund’s investment adviser or sub-adviser are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental policy, under normal circumstances, Ohio Municipal will invest at least 80% of its Assets, in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes.

The Acquiring Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental policy, under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. As a non-fundamental investment policy, under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in investment grade quality municipal securities. A security is considered investment grade if, at the time of investment, it is rated within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such security (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser (such securities are commonly referred to as split-rated securities). Under normal circumstances, each Target Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade (Ba or BB or lower) by all NRSROs or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. As a non-fundamental policy, under normal circumstances, each Fund will limit the amount of AMT Bonds to no more than 20% of Managed Assets.

Note that (1) each Fund’s investment objectives; (2) Georgia Municipal’s policy to invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Georgia income taxes; (3) Ohio Municipal’s policy to invest at least 80% of its Assets, in municipal securities and other related investments the income from which is exempt from regular federal and Ohio income taxes and (4) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Investment Policies of the Acquiring Fund

Under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

As a non-fundamental policy, under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

The Acquiring Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

Under normal circumstances:

•	The Acquiring Fund may invest up to 20% of its Managed Assets in AMT Bonds.

•	The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Investment Policies of Georgia Municipal

As a fundamental policy, under normal circumstances, Georgia Municipal will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Georgia income taxes.

Georgia Municipal emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, Georgia Municipal’s portfolio may include long-term and intermediate-term municipal securities.

Under normal circumstances:

•

Georgia Municipal will invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such security (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser.

•

Georgia Municipal may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser.

•	No more than 10% of the Georgia Municipal’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by the Sub-Adviser.

•	The Fund may invest up to 20% of its Managed Assets in AMT Bonds.

Use of Leverage

Each Fund uses leverage to pursue its investment objectives. The Funds may use leverage to the extent permitted by the 1940 Act. The Funds may source leverage through a number of methods including the issuance of preferred shares, investments in inverse floating rate securities and borrowings. In addition, the Funds may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, each Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Funds may not achieve their investment objectives during such periods.

Portfolio Investments

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds. The Acquiring Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and U.S. tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the United States by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the United States could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by anti-smoking campaigns, tax increases, reduced advertising, and enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Investments in inverse floating rate securities create leverage. The use of leverage creates special risks for common shareholders. See “B. Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello- Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. An MMD Rate Lock permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Acquiring Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risks of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to rules promulgated by the SEC. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Acquiring Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Zero Coupon Bonds

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing noncash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives nonrefundable cash payments based on such noncash accruals while investors incur the risk that such noncash accruals ultimately may not be realized.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Board of Georgia Municipal recommends that shareholders vote FOR the approval of the Agreement and Plan of Merger.

PROPOSAL NO. 2—THE ELECTION OF BOARD MEMBERS

Pursuant to the governing documents of Georgia Municipal, the Fund’s Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding shares to serve until the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. The common shareholders of Georgia Municipal are being solicited to vote on this Proposal No. 2, including the election of such Board Members to be elected by the common shareholders of Georgia Municipal, by means of a separate joint proxy statement/prospectus.

Four (4) Board Members are to be elected by holders of common and preferred shares of Georgia Municipal, voting together as a single class. Board Members Lancellotta, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Member Young has been designated as a Class I Board Member and is a nominee for election at the Annual Meeting to serve for a term expiring at the 2025 annual meeting of shareholders or until his successor has been duly elected and qualified. Board Members Hunter and Moschner are nominees to be elected by holders of preferred shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

Board Members Evans, Medero, Thornton and Wolff are current and continuing Board Members. Board Member Wolff has been designated as a Class I Board Member for a term expiring at the 2025 annual meeting of shareholders or until her successor has been duly elected and qualified. Board Members Evans, Medero and Thornton have been designated as Class III Board Members for a term expiring at the 2024 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Stockdale and Stone currently serve as Class I Board Members and are scheduled to retire as of December 31, 2022.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of Georgia Municipal if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by Georgia Municipal’s present Board.

Current Class I Board Members Stockdale, Stone and Wolff were last elected at the annual meeting of shareholders held on April 8, 2022. Current Class II Board Members Nelson, Toth and Young were last elected at the annual meeting of shareholders held on April 22, 2020. Board Member Lancellotta was appointed to Georgia Municipal’s Board as a Class II Board Member effective June 1, 2021. Class III Board Members Evans and Thornton were last elected at the annual meeting of shareholders held on April 6, 2021. Board Member Medero was appointed to Georgia Municipal’s Board as a Class III Board Member effective June 1, 2021. Board Members Hunter and Moschner were last elected at the annual meeting of shareholders held on April 8, 2022.

Each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of Georgia Municipal or of Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to Georgia Municipal, and has never been an employee or director of the Adviser, Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Meeting will be required to elect each Board Member of Georgia Municipal. When there are four (4) nominees for election to the Board, as is the case here, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of Georgia Municipal’s outstanding common shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of Georgia Municipal’s Board Members. The affirmative vote of a plurality of Georgia Municipal’s preferred shares, voting separately, will be required to elect Board Members Hunter and Moschner.

The Board of Georgia Municipal unanimously recommends that shareholders vote FOR the election of each Board Member nominee.

Board Nominees/Board Members

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chair of the Board; Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee as Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2008, Chair of the Board since July 2018	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012-2021); formerly, Director of Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship -Board (philanthropy) (2005-2016); formerly, Member, Northern Trust Mutual Funds	143	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation (private philanthropic corporation); Life Trustee of Coe College; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (1997-2003) Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc. (regional financial services firm); Member and President Pro Tem of the Board of Regents for the State of Iowa University System (2007-2013); Director (1996-2015), The Gazette Company (media and publishing).	143	Formerly, Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director (2000-2004), Alliant Energy

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Member until 2023 annual shareholder meeting and nominee for term until 2024 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of . Research (1995-2003) at the Federal Reserve Bank of Chicago	143	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Amy B. R. Lancellotta c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee for Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143	None

Joanne T. Medero c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-	143	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Annual Board Member until 2023 annual shareholder meeting and nominee for term until 2024 annual shareholder meeting Length of Service: Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

143

Formerly, Chairman (2019)

and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee for Class II Board Member term until 2026 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143	None

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 1997	Board Member of the Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive	143	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
			Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143	Formerly, Director, Cboe Global Markets, Inc. (2010- 2020) (formerly named CBOE Holdings, Inc.).

Matthew Thornton III c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (non-profit organization dedicated to preventing childhood injuries).	143	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Current Term of Office and Length of Time Served with Funds in the Fund Complex; Nominee(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2023 annual shareholder meeting and nominee as Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2021. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities

Name of Board Member/Nominee	Georgia Municipal	Ohio Municipal	Acquiring Fund	Family of Investment Companies(1)
Jack B. Evans	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	Over $100,000
Amy B.R. Lancellotta	$0	$0	$0	0
Joanne T. Medero	$0	$0	$0	0
Albin F. Moschner	$0	$0	$0	Over $100,000
John K. Nelson	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	Over $100,000
Matthew Thornton III	$0	$0	$0	0
Terence J. Toth	$0	$0	$10,001-$50,000	Over $100,000
Margaret L. Wolff	$0	$0	$0	Over $100,000
Robert L. Young	$0	$0	$0	Over $100,000

(1)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee of the Funds and in all Nuveen Funds overseen by each Board Member/nominee.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of December 31, 2021, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of December 31, 2021, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners that, to the knowledge of the Funds, own 5% or more of any class of shares of either Fund is provided under “General Information—Shareholders of the Target Funds and the Acquiring Fund.”

Compensation

Effective January 1, 2022, Independent Board Members receive a $205,000 annual retainer, increased from $200,000 as of January 1, 2021, plus; (a) a fee of $7,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $3,000, increased from $2,000 as of January 1, 2021, per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,250, increased from

$2,000 as of January 1, 2021, per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,250, increased from $1,000 as of January 1, 2021, per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $125,000, increased from $100,000 as of January 1, 2021, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee receive $20,000, increased from $15,000 as of January 1, 2021, each as additional retainers. Independent Board Members also receive a fee of $3,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may hold in-person meetings by telephonic or videographic means and be compensated at the in-person rate.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds*

Fund Name	Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta(1)	Joanne T. Medero(1)	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Georgia Municipal	$445	$435	$309	$316	$465	$460	$426	$445	$419	$552	$442	$452
Ohio Municipal	$1,124	$1,149	$272	$272	$1,156	$1,231	$1,151	$1,194	$942	$1,396	$1,190	$932
Acquiring Fund	$9,025	$9,142	$2,159	$2,159	$9,202	$9,803	$9,444	$9,600	$7,522	$11,110	$9,402	$7,471
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$408,135	$415,750	$117,500	$117,500	$420,050	$434,500	$415,771	$420,088	$335,500	$499,050	$425,368	$349,018

(1)	Board Members Lancellotta and Medero were appointed to the Board of each Fund effective June 1, 2021.
*

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young
Georgia Municipal	$10	$—	$31	$47	$—	$—	$74	$26	$—	$—	$51	$85
Ohio Municipal	$101	$—	$—	$—	$—	$—	$509	$322	$—	$—	$396	$932
Acquiring Fund	$887	$—	$—	$—	$—	$—	$4,341	$2,659	$—	$—	$3,090	$7,471

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Board Members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair who is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Mr. Toth as the independent Chair of the Board. Pursuant to the Fund’s By-Laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the By-Laws.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Toth, Chair, Ms. Wolff and Mr. Young. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Young, Chair, Mr. Moschner, Mr. Nelson and Mr. Thornton. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives and reviews annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Ms. Stone, Chair, Mr. Evans, Mr. Moschner, Mr. Nelson, Ms. Stockdale and Mr. Young, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at https://www.nuveen.com/fund-governance. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment oversight group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment oversight group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Nelson, Mr. Thornton and Mr. Toth. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary Board and committee structures have been developed over the years and the Nominating and Governance Committee believes these structures have provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fund-governance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Mr. Toth, Chair, Mr. Evans, Dr. Hunter, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Ms. Stockdale, Ms. Stone, Mr. Thornton, Ms. Wolff and Mr. Young. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Funds Committee. The Closed-End Funds Committee was established by the Board in 2012 and is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Funds Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Mr. Evans, Chair, Dr. Hunter, Ms. Lancellotta, Mr. Nelson, Mr. Toth and Ms. Wolff. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman (since 2019), formerly, President from 1996-2019 of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer (1972-1995) of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago from 1997 to 2003 as well as a Director of Alliant Energy from 2000 to 2004 and Member and President Pro Tem of the Board of Regents for the State of Iowa University System from 2007 to 2013. Mr. Evans is a Life Trustee of Coe College and formerly served as Chairman of the Board of United Fire Group from 2009 to 2021, served as a Director and Public Member of the American Board of Orthopaedic Surgery from 2015 to 2020 and served on the Board of The Gazette Company from 1996 to 2015. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society, and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter received his PhD (1978) and MBA (1970) from Northwestern University and his BS from Hampton University (1970). Dr. Hunter joined the Board in 2004.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures

Committee of the Managed Funds Association (2010-2012). Currently, Ms. Medero chairs the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (since 2010 and from 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and

Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has been a member of the Boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone recently retired from the Board of Directors of Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration. Ms. Stone joined the Board in 2007.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather

Foundation Board since 2012 and is Chair of its Investment Committee and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer	Term: Indefinite Length of Service: Since 2015	Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2006-2017) of Nuveen, Vice President prior to 2006.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of BMO Asset Management Corp. (2012-2014).

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director (since 2022), formerly, Vice President (2018-2022), Associate General Counsel and Assistant Secretary (since 2018) of Nuveen Asset Management, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021).

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since September 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary) of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
(2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), (formerly, Assistant Secretary) of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Deann D. Morgan 730 Third Avenue New York, NY 10017 1969	Vice President	Term: Indefinite Length of Service: Since February 2020	President of Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018), formerly, Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Trey S. Stenersen 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Indefinite Length of Service: Since 2022	Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller	Term: Indefinite Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director, Senior Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 1988	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC; formerly Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020) and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial Analyst.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA (since 2017).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of November 30, 2022.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of six Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

Albin F. Moschner

John K. Nelson

Judith M. Stockdale

Carole E. Stone, Chair

Robert L. Young

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Georgia Municipal	$26,580	$25,580	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ohio Municipal	$30,300	$29,150	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020
Acquiring Fund	$28,125	$25,090	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021	Fiscal Year Ended 2022	Fiscal Year Ended 2021
Georgia Municipal	$—	$—	$—	$—	$—	$—	$—	$—
Ohio Municipal	$—	$—	$—	$—	$—	$—	$—	$—

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020	Fiscal Year Ended 2021	Fiscal Year Ended 2020
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding the Costs of Leverage

Based on information provided by the Adviser, the Boards considered that it was expected that the annual operating expense ratio of the combined fund following the Mergers, excluding leverage, would be lower than the operating expense ratio of each Target Fund. The operating expense ratios presented below reflect Georgia Municipal’s fiscal year ended May 31, 2022, Ohio Municipal’s six month semi-annual period ended August 31, 2022 (annualized), the Acquiring Fund’s six month semi-annual period ended April 30, 2022 (annualized) and the pro forma fees and expenses of the combined fund following the Mergers for the six months ended April 30, 2022 (annualized), based on the assumptions set forth in the “Comparative Fee Table” at page 15.

	Georgia Municipal	Ohio Municipal	Acquiring Fund	Combined Fund Pro Forma
Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.93%	0.95%	0.94%	0.93%
Other Expenses	0.10%	0.08%	0.05%	0.05%

Total Operating Expenses	1.03%	1.03%	0.99%	0.98%

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum attached as Appendix B to this Proxy Statement for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s Declaration of Trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

Please see “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Memorandum attached at Appendix B to this Proxy Statement.

Description of Outstanding Acquiring Fund MFP Shares

The Acquiring Fund’s outstanding MFP Shares, which are expected to remain outstanding following the completion of the Mergers are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Issue Date	Term Redemption Date
Series A MFP Shares	1,500	$0.01	$100,000	May 2017	May 1, 2047
Series B MFP Shares	1,550	$0.01	$100,000	February 2018	February 3, 2048
Series C MFP Shares	3,360	$0.01	$100,000	June 2018	June 1, 2048

The Series A MFP Shares, the Series B MFP Shares and the Series C MFP Shares were issued to qualified institutional buyers through private transactions exempt from registration under the 1933 Act.

The MFP Shares of each series are in the “Variable Rate Mode” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. The Series B MFP Shares are “Adjustable Rate,” meaning that so long as the Series B MFP Shares are in the current VR Mode, the Acquiring Fund and the beneficial owner or owners of the Series B MFP Shares may agree from time to time to adjust the dividend rate and other economic terms.

The term of the current VR Mode for the Series B MFP Shares ends on the Term Redemption Date set forth for such series in the table above, subject to earlier redemption, repurchase or transition to a new mode by the Acquiring Fund. The term of the current VR Mode for the Series A MFP Shares currently ends on May 3, 2023, subject to extension or transition to a new mode, or earlier redemption or repurchase. The term of the current VR Mode for the Series C MFP Shares currently ends on June 21, 2023, subject to extension or transition to a new mode, or earlier redemption or repurchase. Under the respective statements establishing and fixing the rights and preferences of the MFP Shares, as supplemented (the “MFP Statements”), the Acquiring Fund may terminate the VR Mode early or, as applicable, not extend it, and transition the applicable MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the MFP Shares set forth in such MFP Statements may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of outstanding MFP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate or rates for the outstanding MFP Shares of such series payable on the dividend payment dates with respect to the outstanding MFP Shares of such series. Holders of outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The outstanding MFP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding MFP Shares on the Term Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the applicable liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements, as applicable, and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In the case of Series A, B or C MFP Shares, the Acquiring Fund is obligated to redeem all of the outstanding MFP Shares of the applicable series, in the event a mode change is initiated and a failed transition to a new mode occurs, or, in the case of Series B MFP Shares, a rate adjustment is initiated by the majority beneficial owner and a failed rate adjustment occurs, if such failure is not cured within the applicable cure period. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of outstanding MFP Shares is entitled to one vote for each outstanding MFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of outstanding MFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding MFP Shares, are entitled as a class to elect two trustees of the Acquiring

Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of outstanding MFP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding MFP Shares or holders of outstanding MFP Shares of the applicable series. In addition, holders of outstanding Series A MFP Shares, Series B MFP Shares and Series C MFP Shares have certain consent rights under the purchase agreement for the outstanding MFP Shares of the applicable series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding MFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding MFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding MFP Shares of each series have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the other series of outstanding MFP Shares, the outstanding VRDP Shares and the New AMTP Shares and the New VRDP Shares to be issued in the Mergers, if any.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund’s outstanding VRDP Shares, each offered to qualified institutional buyers in private transactions exempt from registration under the 1933 Act, which are expected to remain outstanding following the completion of the Mergers, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Issue Date	Mandatory Redemption Date
Series 1 VRDP Shares	2,688	$0.01	$100,000	April 2016	March 1, 2040
Series 2 VRDP Shares	2,622	$0.01	$100,000	April 2016	March 1, 2040
Series 3 VRDP Shares	1,460	$0.01	$100,000	April 2016	June 1, 2040

Under the statement establishing and fixing the rights and preferences of the outstanding VRDP Shares of each series (each, a “Statement”), the Acquiring Fund is permitted to establish, from time to time, special rate periods during which many of the terms of the VRDP Shares set forth in such Statement may be modified. The Series 1 VRDP Shares and the Series 2 VRDP Shares are in an “Adjustable Rate Special Rate Period,” in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the Series 1 VRDP Shares and the Series 2 VRDP Shares are in the current respective special rate period, the Acquiring Fund and the beneficial owner or owners of the VRDP Shares of the applicable series may agree from time to time to adjust the dividend rate and other economic terms. The term of the current special rate period for the Series 1 VRDP Shares and the Series 2 VRDP Shares ends on the Mandatory Redemption Date set forth for the applicable series in the table above, subject to earlier redemption, repurchase or transition to a new special rate period or minimum rate periods by the Acquiring Fund.

Under the Statement for the outstanding Series 3 VRDP Shares, the Series 3 VRDP Shares currently pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the outstanding Series 3 VRDP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The outstanding Series 3 VRDP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the outstanding Series 3 VRDP Shares.

The outstanding Series 3 VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the outstanding Series 3 VRDP Shares requires the liquidity provider to purchase from holders all outstanding Series 3 VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding Series 3 VRDP Shares prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the outstanding Series 3 VRDP Shares to purchase the outstanding Series 3 VRDP Shares pursuant to the purchase agreement for such series runs to the benefit of the holders of the outstanding Series 3 VRDP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the outstanding Series 3 VRDP Shares are directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the outstanding Series 3 VRDP Shares entered into a purchase agreement with respect to the outstanding Series 3 VRDP Shares, subject to periodic extension by agreement with the Acquiring Fund.

Dividends

The holders of outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the outstanding VRDP Shares of such series. Holders of outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared).

Pursuant to the Statement for the outstanding Series 3 VRDP Shares and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum VRDP asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider for the outstanding Series 3 VRDP Shares, and such failure is not cured by the applicable cure date.

During the special rate period for the outstanding Series 1 and Series 2 VRDP Shares, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. Also, during the special rate period for the outstanding Series 1 and Series 2 VRDP Shares, the Acquiring Fund is obligated to redeem all of the outstanding VRDP Shares of the applicable series, in the event a special rate period transition is initiated and a failed transition occurs, or if a rate adjustment is initiated by the majority beneficial owner and a failed rate adjustment occurs, if such failure is not cured within the applicable cure period.

Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statements, or as otherwise required by applicable law, (i) each holder of outstanding VRDP Shares is entitled to one vote for each outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding VRDP Shares or holders of outstanding VRDP Shares of the applicable series. In addition, holders of outstanding Series 1 and Series 2 VRDP Shares have certain consent rights under the purchase agreement entered into for the special rate period for the outstanding VRDP Shares of the applicable series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the outstanding MFP Shares, the other series of outstanding VRDP Shares and the New AMTP Shares and the New VRDP Shares to be issued in the Mergers, if any.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares and Georgia Municipal’s AMTP Shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021 (“Computershare”). Computershare will serve in such capacity with respect to any New AMTP Shares to be issued by the Acquiring Fund in the Mergers. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Acquiring Fund’s MFP Shares and VRDP Shares and Ohio Municipal’s VRDP Shares and will serve in such capacity with respect to any New VRDP Shares to be issued by the Acquiring Fund in the Mergers.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Mergers occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. For taxable years beginning after December 31, 2022, exempt-interest dividends may also affect the corporate alternative minimum tax liability of some corporate shareholders.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short- term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

With respect to the preferred shares of the Acquiring Fund to be issued in the Mergers, if any, the Acquiring Fund will receive opinions from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Mergers, including that the Mergers will qualify as reorganizations within the meaning of Section 368(a) of the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for any preferred shares to be issued in the Mergers, there can be no assurance that the IRS will not challenge special tax counsels’ opinions and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Experts

The financial statements appearing in the Annual Reports of Georgia Municipal for the fiscal year ended May 31, 2022 and the Acquiring Fund for the fiscal year ended October 31, 2021 are incorporated herein. Georgia Municipal’s financial statements as of and for the 2022, 2021, 2020, 2019 and 2018 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. The Acquiring Fund’s financial statements as of and for the 2021, 2020, 2019, 2018 and 2017 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Funds. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of Georgia Municipal

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of Georgia Municipal as of November 10, 2022.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Georgia Municipal
Common shares	Unlimited	—	10,399,813
Preferred shares	Unlimited	—	585 (Series 2028 AMTP)

The common shares of Georgia Municipal are listed and trade on the NYSE under the ticker symbol NKG. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares of the Acquiring Fund and the Target Funds are currently listed on any exchange.

Shareholders of Georgia Municipal

As of November 10, 2022, the members of the Board and officers of Georgia Municipal as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who, to the knowledge of Georgia Municipal, beneficially own more than 5% of a class of shares of Georgia Municipal is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before November 10, 2022. The estimated pro forma information presented is calculated assuming outstanding common and preferred shares as of November 10, 2022 for each Fund and assumes the completion of both Mergers.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Georgia Municipal—
Common Shares	—	—	—	—	—
Series 2028 AMTP	Wells Fargo Municipal Capital Strategies, LLC 301 South Tryon Street, 11th Floor Charlotte, NC 28202-6000	585	100%	100.00%	3.72%

As of November 10, 2022, Georgia Municipal is not aware of any shareholders holding more than 5% of its common shares. Georgia Municipal is not aware of any person who, as of November 10, 2022, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Mergers. The costs of the Mergers are estimated to be $1,215,000, but the actual costs may be higher or lower than that amount. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed

Mergers. Based on the expected benefits of the Mergers to each Fund, each of Georgia Municipal, Ohio Municipal and the Acquiring Fund is expected to be allocated $280,000, $930,000 and $5,000, respectively, of the estimated expenses in connection with the Mergers (0.20%, 0.30% and 0.00%, respectively, of Georgia Municipal’s, Ohio Municipal’s and the Acquiring Fund’s average net assets applicable to common shares for the six months ended April 30, 2022). If one or both Mergers is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and common shareholders of each of the Funds indirectly, will still bear the costs of the Mergers.

The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $7,500 plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

The Acquiring Fund expects to hold its 2023 annual meeting of shareholders in August 2023. To be considered for presentation at the 2023 annual meeting of shareholders of the Acquiring Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 2, 2023. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2023 annual meeting must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund no earlier than April 1, 2023 and no later than April 16, 2023. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If Proposal No. 1 is approved at Georgia Municipal’s Meeting and the Merger is consummated, Georgia Municipal will cease to exist and will not hold its next annual meeting. If the Merger is not approved or is not consummated Georgia Municipal will hold its next annual meeting of shareholders, expected to be held in April 2024.

To be considered for presentation at the 2024 annual meeting of shareholders of Georgia Municipal, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than August 25, 2023. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the 2023 annual meeting must, pursuant to the Fund’s by-laws, submit such written notice to Georgia Municipal no earlier than September 24, 2023 and no later than October 9, 2023. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Georgia Municipal’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for Georgia Municipal is May 31. The fiscal year end for the Acquiring Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 8, 2023

The Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Information About the Solicitation

On January 14, 2021, a shareholder of certain Nuveen closed-end funds (the “Subject Funds”) filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Subject Funds and their trustees, seeking a declaration that the Subject Funds’ Control Share Provision violates the 1940 Act and rescission of the Subject Fund’s Control Share Provision. On February 18, 2022, the District Court granted summary judgment in favor of the plaintiff on its claims for rescission and declaratory judgment. Following careful review of the judgment of the District Court, on February 24, 2022, the Board of Trustees amended the by-laws of the Subject Funds and all other Nuveen closed-end funds whose by-laws include a Control Share Provision, including the Target Funds and the Acquiring Fund, to provide that the Control Share Provision shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share Provision will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. As a result, the Funds’ Control Share Provision will not be in effect with respect to this meeting. On February 25, 2022, the Subject Funds and their trustees filed a notice of their intention to appeal the District Court’s decision.

Other Information

Management of Georgia Municipal does not intend to present and does not have reason to believe that others will present any items of business at the Meeting, except as described in this Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to Georgia Municipal, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of shareholders and their addresses entitled to be present and to vote at Georgia Municipal’s Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect Georgia Municipal in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by Georgia Municipal. Georgia Municipal may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their Fund should contact (800) 257-8787 for additional information. To email the Fund, please visit www.nuveen.com/contact-us.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Meeting if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the meeting may, whether or not a quorum is present, adjourn the meeting with respect to one or more matters to be considered on behalf of Georgia Municipal without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on Proposal No. 1 described in this Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of Georgia Municipal that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal. However, a broker-dealer firm subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may vote such customer’s shares on Proposal No. 2 described in this Proxy Statement.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [•] day of [•], 2022, by and among Nuveen Municipal Credit Income Fund (the “Acquiring Fund”), each of Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal” or a “Target Fund”) and Nuveen Ohio Quality Municipal Income Fund (“Ohio Municipal” or a “Target Fund”), each a Massachusetts business trust, and NMCIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger, this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of the merger of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of the issued and outstanding common shares of beneficial interest of the Target Fund (“Target Fund Common Shares”), newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and, (ii) with respect to holders of any issued and outstanding Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) of Georgia Municipal, newly issued AMTP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund AMTP Shares”) and, (iii) with respect to holders of any issued and outstanding Variable Rate Demand Preferred Shares (“VRDP Shares”) of Ohio Municipal, newly issued VRDP Shares of the Acquiring Fund with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares” and, together with the Acquiring Fund AMTP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund AMTP Shares and the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that each Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Mergers, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that its Merger is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1         MERGER.     With respect to each Merger, subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Section 2 of

Chapter 182 of the Massachusetts General Laws (“M.G.L.”) and Section 59 of the M.G.L. Chapter 156C, at the Effective Time (as defined in Section 3.1), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with such laws and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the Commonwealth of Massachusetts.

(a)         With respect to each Merger, at the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)         Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2);

(ii)         The Target Fund AMTP Shares or VRDP Shares, as applicable, issued and outstanding immediately prior to the Effective Time, if any, shall, by virtue of the Merger and without any action on the part of the holder(s) thereof, be converted into the same number of Acquiring Fund AMTP Shares or VRDP Shares, respectively, having (a) substantially similar terms to such Target Fund AMTP Shares or VRDP Shares, respectively, as of the Closing (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund; and

(iii)         The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)         The certificate of organization of the Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Organization”) shall be the certificate of organization of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”), shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(c)         With respect to each Merger, at the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. With respect to each Merger, at the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Surviving Company, in accordance with applicable law.

(d)         With respect to each Merger, the Acquiring Fund will issue Acquiring Fund Shares to shareholders of the Target Fund upon the conversion of Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on (i) with respect to holders of the issued and outstanding Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of any issued and outstanding AMTP Shares or VRDP Shares of a Target Fund, as applicable, the number of AMTP Shares or VRDP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the applicable transfer agent or tender and paying agent, as applicable, for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares or the Acquiring Fund Preferred Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(e)         For each Merger, upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more certificates of merger (a “Certificate of Merger”) with the Secretary of the Commonwealth of Massachusetts in accordance with the laws of the Commonwealth of Massachusetts.

(f)         With respect to each Merger, the Target Fund agrees to dispose of certain assets prior to the Closing, but only if and to the extent necessary, so that at the Closing, when the assets of such Target Fund participating in a Merger are aggregated with the Acquiring Fund’s assets and the assets of the other Target Fund participating in a Merger, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2         DISSOLUTION, LIQUIDATION AND TERMINATION. If both Mergers occur at the same time, as soon as practicable after the Effective Time (or if both Mergers do not occur at the same time, as soon as practicable after the Effective Time of the last Merger to occur), the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3         ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4         DECLARATION OF PREFERRED SHARE DIVIDENDS. Dividends shall accumulate on any issued and outstanding AMTP Shares or VRDP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date (as defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on such AMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to any issued and outstanding AMTP Shares of Georgia Municipal, such accumulated and unpaid dividends will be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund AMTP Shares. With respect to any issued and outstanding VRDP Shares of Ohio Municipal, such dividends will be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date (or, if such day is not a business day, the next preceding business day). Prior to the Closing Date, Georgia Municipal shall establish an escrow account and set aside assets in the amount of the accumulated but unpaid dividends on its issued and outstanding AMTP Shares to be held solely of the benefit of the holder(s) of such AMTP Shares as of the record date for such dividends and such dividends shall be paid to such holder(s) on the dividend payment date in respect of the first dividend period of the Acquiring Fund AMTP Shares. None of the Target Funds, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

1.5         TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6         REPORTING. Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.7         BOOKS AND RECORDS. All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1         VALUATION OF SHARES. With respect to each Target Fund, the net asset value per share of the Target Fund Common Shares and the net asset value per share of the Acquiring Fund Common Shares shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the applicable Target Fund Board and the Acquiring Fund Board).

2.2         COMMON SHARES TO BE ISSUED. In each Merger, as of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in a Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of such Target Fund’s Common Shares held by such Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. With respect to each Merger, in the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in each Merger, the transfer agent for the Acquiring Fund’s common shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3 EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the net asset value per share of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.4 COMPUTATIONS OF NET ASSET VALUE. Subject to Section 2.1 above, all computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1         CLOSING DATE. With respect to each Merger, the conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to the Target Fund, the Acquiring Fund and the Merger Sub in order for the closing of a Merger to take place. The closing of each Merger (the “Closing”) shall occur on March 6, 2023 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date (the “Effective Time”). The Closing will be held as of 7:59 a.m., Central time, on the Closing Date at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2         CUSTODIAN’S CERTIFICATE. With respect to each Merger, the Target Fund shall cause the custodian for such Target Fund to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3         CERTIFICATES OF TRANSFER AGENTS.

(a)         With respect to each Merger, the Target Fund shall issue and deliver, or cause its transfer agent or tender and paying agent, as applicable, to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth, with respect to such Target Fund, the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares and preferred shares, as applicable, of the Target Fund and the number and percentage ownership of outstanding common shares and preferred shares, as applicable, held by each such Target Fund Shareholder immediately prior to the Closing.

(b)         With respect to each Merger, the Acquiring Fund shall issue and deliver, or cause the transfer agent, or tender and paying agent, as applicable, with respect to each of the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares, as applicable, to issue and deliver, to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the shareholders of the Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of the Target Fund on the books of the Acquiring Fund.

3.4         DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. Each Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of such Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1         REPRESENTATIONS OF EACH TARGET FUND. Each Target Fund represents and warrants the following to the Acquiring Fund Parties solely on its own behalf with respect to itself and its Merger, as applicable:

(a)         The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)         The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)         The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws or, if the Target Fund has any issued and outstanding AMTP Shares or VRDP Shares as of the Closing, the Target Fund’s Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares (“Target Fund AMTP Statement” or a “Target Fund Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement” or a “Target Fund Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)         There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund Parties. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)         No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)         (Georgia Municipal Only) The financial statements of the Target Fund as of May 31, 2022, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of May 31, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)         (Georgia Municipal Only) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to May 31, 2022, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)         (Ohio Municipal Only) The financial statements of the Target Fund as of February 28, 2022, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of February 28, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)        (Ohio Municipal Only) The unaudited semi-annual financial statements of the Target Fund as of August 31, 2022, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of August 31, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(j)         (Ohio Municipal Only) Since the date of the financial statements referred to in subsection (i) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund Parties of all material liabilities contingent or otherwise, incurred by it subsequent to August 31, 2022, whether or not incurred in the ordinary course of business. For the purposes of this subsection (j), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(k)         All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(l)         The authorized capital of the Target Fund consists of an unlimited number of common shares and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding preferred shares except as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(m)         At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(n)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)         The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(p)         From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Target Fund’s Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(q)         No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(r)         For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2         REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to each Target Fund as follows:

(a)         The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)         The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)         The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)         The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to approval by its preferred shareholders and compliance with the other provisions hereof)

will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, any Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares, as supplemented and amended (each, an “Acquiring Fund MFP Statement”), any Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as supplemented and amended (each, an “Acquiring Fund VRDP Statement”) or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)         The Merger Sub is not, and the execution delivery and performance of this Agreement will not result, in violation of the Merger Sub’s Certificate of Organization or LLC Agreement.

(f)         No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to a Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)         The financial statements of the Acquiring Fund as of October 31, 2021, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2021, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)         The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2022, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2022, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(i)         Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(j)         All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(k)         The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.5); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(l)         The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)         The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(n)         The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o) From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meetings of Fund shareholders described in Section 5.2 and as of the Closing, any written information furnished by the Acquiring Fund and the Merger Sub with respect to the Acquiring Fund and the Merger Sub for use in the Proxy Materials (as defined in Section 5.5), or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(q)         For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(r)         All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s)         Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1         OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f) and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2         APPROVAL OF SHAREHOLDERS.    The Acquiring Fund will call a meeting of its preferred shareholders and each Target Fund will call a meeting of its common and preferred shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3         ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s shares.

5.4         FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5         PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders of each Target Fund and the approval of each Merger by the common shareholders of the applicable Target Fund and the preferred shareholders of the Acquiring Fund and related matters (the “Registration Statement”), a proxy statement relating to the approval of the applicable Merger by the holders of Georgia Municipal’s AMTP Shares (the “AMTP Proxy Statement”) and a proxy statement relating to the approval of the applicable Merger by the holders of Ohio Municipal’s VRDP Shares (the “VRDP Proxy Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement, the AMTP Proxy Statement and the VRDP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement and the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6         REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.7         TAX STATUS OF MERGERS. The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Funds or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.9.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

With respect to the Merger of each Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

6.1         All representations, covenants and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2         The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by them prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

With respect to the Merger of each Target Fund, the obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1         All representations, covenants and warranties of such Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made at and as of the Closing. Such Target Fund shall have delivered to the Acquiring Fund Parties on the Closing Date a certificate executed in such Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of such Target Fund and (ii) the Controller or Treasurer of such Target Fund, in form and substance satisfactory to the Acquiring Fund Parties and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund Parties shall reasonably request.

7.2         Such Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3         Such Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4         Prior to the Valuation Time, such Target Fund will have declared the dividends and/or distributions contemplated by Sections 1.4 and 8.5.

7.5         Such Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6         Unless otherwise directed by the Adviser, all contracts of a Target Fund set forth on Schedule 7.6 will be terminated with respect to such Target Fund as of or prior to the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

With respect to the Merger of each Target Fund, the obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1         This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of such Target Fund’s Declaration of Trust, By-Laws and the applicable Target Fund Statement. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding preferred shares of the Acquiring Fund in accordance with applicable law and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement and each Acquiring Fund VRDP Statement. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2         As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3         All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, if necessary, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4         The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5         The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by such Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of such Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which such Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of common shareholders of such Target Fund as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Funds, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6        A Certificate of Merger, specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the Secretary of the Commonwealth of Massachusetts.

8.7        The Target Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust or By-Laws or the laws of the Commonwealth of Massachusetts.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and the Merger Sub did not, and the consummation by the Acquiring Fund and the Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws, any Acquiring Fund MFP Statement or any Acquiring Fund VRDP Statement (assuming the requisite approval of the Acquiring Fund’s shareholders has been obtained in accordance with the requirements of the Acquiring Fund’s Declaration of Trust and By-Laws and each Acquiring Fund MFP Statement and each Acquiring Fund VRDP Statement) or the Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Acquiring Fund shall have received (i) an opinion from Vedder Price P.C., special counsel to each Target Fund, and (ii) an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust under its Declaration of Trust and Massachusetts law applicable to business trusts to conduct its business as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated hereby, except as have been obtained, and except as may be required under any Massachusetts securities law, statute, rule or regulation, about which such counsel expresses no opinion.

(d)        To the knowledge of such counsel, the Target Fund has the power under its Declaration of Trust as a Massachusetts business trust to merge with and into the Merger Sub as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or if the Target Fund has any issued and outstanding AMTP Shares or VRDP Shares as of the Closing, the applicable Target Fund Statement (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with the requirements of the Target Fund’s Declaration of Trust, By-Laws and, if applicable, Target Fund Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.9        With respect to each Merger, the Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the shares of the Target Fund that were converted into such Acquiring Fund Shares were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the merger.

(g)        The basis of the Target Fund’s assets received by the Merger Sub in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)        The holding period of the assets of the Target Fund received by the Merger Sub in the merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Mergers on the Target Funds, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Mergers under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds and the Merger Sub. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.9 with respect to its Merger(s). Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund AMTP Shares or Acquiring Fund VRDP Shares, as applicable, as equity for federal income tax purposes, Vedder Price P.C. may rely on the opinions delivered to the Acquiring Fund by Sidley Austin LLP and Stradley, Ronon, Stevens and Young, LLP with respect to such issue.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Mergers (whether or not the Merger with respect to a Target Fund is consummated) will be allocated among and borne by all of the Funds ratably based on the projected relative benefits to the common shareholders of each Fund, as common shareholders of the Acquiring Fund for a period equal to shareholders’ average holding period of shares for each Fund, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Merger-related expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Fund as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        With respect to each Merger, this Agreement may be terminated by the mutual agreement of the parties to such Merger, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by a Target Fund Board or the Acquiring Fund Board. In addition, with respect to each Merger, either Fund participating in such Merger may at its option terminate the Agreement at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Merger(s).

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or a Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of a Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders of the applicable Target Fund under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement among the parties is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund Parties, as if each party had executed a separate document. No party will have any liability for the obligations under this Agreement of any other party, and the liabilities of each party under this Agreement will be several and not joint.

13.7        The failure of any Target Fund or the Acquiring Fund Parties with respect to a Target Fund to consummate a Merger shall not affect the validity of the other Merger, and the provisions of this Agreement shall be construed to effect this intent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MUNICIPAL CREDIT INCOME FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN GEORGIA QUALITY MUNICIPAL INCOME FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NUVEEN OHIO QUALITY MUNICIPAL INCOME FUND

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

NMCIF MERGER SUB, LLC

By:
Name:	Mark L. Winget
Title:	Vice President and Secretary

[Signature Page to Agreement and Plan of Merger (NZF-NKG-NUO Merger)]

Schedule 7.6

Georgia Municipal

Amended and Restated Master Custodian Agreement between Georgia Municipal and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Georgia Municipal and Nuveen Fund Advisors, LLC dated October 1, 2014

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014

Transfer Agency and Service Agreement by and between Georgia Municipal and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

Ohio Municipal

Amended and Restated Master Custodian Agreement between Ohio Municipal and State Street Bank and Trust Company dated as of July 15, 2015, as amended

Investment Management Agreement by and between Ohio Municipal and Nuveen Fund Advisors, LLC dated October 1, 2014

Investment Sub-Advisory Agreement by and between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated as of October 1, 2014

Transfer Agency and Service Agreement by and between Ohio Municipal and Computershare Inc. and Computershare Trust Company, N.A. dated as of June 15, 2017

APPENDIX B

CONFIDENTIAL INFORMATION MEMORANDUM

STRICTLY CONFIDENTIAL

NUVEEN MUNICIPAL CREDIT INCOME FUND

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

585 SHARES SERIES 2028

LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum (the “Memorandum”) is provided for information purposes in connection with the issuance of up to 585 Adjustable Rate MuniFund Term Preferred Shares Series 2028, par value $0.01 per share, with a liquidation preference of $100,000 per share (the “New AMTP Shares”), of Nuveen Municipal Credit Income Fund (the “Fund”) in connection with the proposed merger of Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal” or a “Target Fund”) with and into a wholly-owned subsidiary of the Fund (the “Merger”).

This Information Memorandum is being provided exclusively to holders of Adjustable Rate MuniFund Term Preferred Shares, Series 2028, of Georgia Municipal (the “Georgia Municipal AMTP Shares”) as of November 10, 2022. Upon the closing of the Merger of Georgia Municipal, Georgia Municipal will be merged with and into a wholly-owned subsidiary of the Fund, with the issued and outstanding common and preferred shares of Georgia Municipal being converted into newly issued common and preferred shares of the Fund.

If the Merger takes place, the Fund will issue New AMTP Shares to holders of any Goergia Municipal AMTP Shares that are outstanding immediately prior to the closing. The terms of the New AMTP Shares to be issued in the Merger will be substantially similar to the terms of the Georgia Municipal AMTP Shares outstanding immediately prior to the closing of the Merger. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New AMTP Shares will be set forth in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares, Series 2028, as it may be amended from time to time, and the appendix thereto, attached hereto as Appendix A1 and incorporated herein by reference (the “Statement”). Certain representations will be set forth in a Purchase Agreement between the Fund and the initial holder (the “Initial Holder”) of New AMTP Shares (the “Purchase Agreement”). Each prospective holder of the New AMTP Shares is strongly cautioned to review the Statement and the Purchase Agreement in their entirety for a complete description of all terms applicable to the New AMTP Shares. The summary description of the New AMTP Shares set forth below does not purport to be a complete description of all terms applicable to the New AMTP Shares.

Investing in New AMTP Shares involves risks. See “Risk Factors” beginning on page B-18.

The date of this Memorandum is December 20, 2022

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors” and “Plan of Offering.”

Any capitalized terms used but not defined herein shall have the meaning given in the Statement attached hereto as Appendix A1.

Book-Entry Only. It is expected that the New AMTP Shares will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company (“DTC”), on or about the closing date of the Merger.

The following is a summary of certain key terms applicable to the New AMTP Shares. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption, of the New AMTP Shares are set forth in the Statement, a form of which is attached hereto as Appendix A1. The summary description of the New AMTP Shares set forth below does not purport to be a complete description of all terms applicable to the New AMTP Shares and is qualified in all respects by the Statement.

The Fund. The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. There is no assurance that the Fund will achieve its investment objectives.

New AMTP Shares. The terms of the New AMTP Shares to be issued pursuant to the Merger will be substantially similar, as of the time of closing of the Merger, to the terms of the outstanding Georgia Municipal AMTP Shares for which they are exchanged, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights; and

•	information delivery requirements.

However, because of the Fund’s policy of investing in a nationally diversified portfolio of municipal securities, the terms of the New AMTP Shares will not include a provision, currently applicable to the Georgia Municipal AMTP Shares, that generally would require an additional payment to holders subject to Georgia income taxation in the event the Fund was required to allocate income subject to Georgia income tax, including capital gains and/or ordinary income, to a given month’s distribution in order to make such distribution equal, on an after-tax basis, to the amount of the distribution if it was excludable from Georgia income taxation (in addition to federal income taxation).

As of November 30, 2022, the Fund had outstanding (i) 6,410 MuniFund Preferred Shares in three series (the “Outstanding MFP Shares”) and (ii) 6,770 Variable Rate Demand Preferred Shares in three series (the

“Outstanding VRDP Shares”). Concurrently with the closing of the Merger, it is also proposed that the Fund will issue, in addition to the New AMTP Shares, up to 1,460 VRDP Shares (the “New VRDP Shares”) in connection with the concurrent merger of Nuveen Ohio Quality Municipal Income Fund (“Ohio Municipal”) with and into a wholly-owned subsidiary of the Fund (the “Ohio Municipal Merger,” and together with the Merger, the “Mergers”) to the extent VRDP Shares of Ohio Municipal are outstanding as of immediately prior to the Ohio Municipal Merger. The New AMTP Shares will have equal priority with the Fund’s other preferred shares outstanding from time to time, including the Outstanding MFP Shares, Outstanding VRDP Shares and New VRDP Shares, with respect to the payment of dividends by the Fund and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Dividend Amount. Dividends and other distributions on the New AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on New AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The Dividend Amount for each day in the Rate Period for the New AMTP Shares shall be equal to the product of: (i) (a) the SIFMA Index Rate plus the Dividend Spread in effect for such day, divided by the actual number of days in the year (365 or 366) in which such day occurs, and (b) the Liquidation Preference for a New AMTP Share. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward. The Dividend Amount shall in no circumstances exceed the Maximum Amount. The “Maximum Amount” is calculated as the product of the Liquidation Preference multiplied by 15%, divided by the actual number of days in the year (365 or 366). The Dividend Spread for such New AMTP Shares shall be the Applicable Spread unless such spread is adjusted to (i) the Increased Spread of 5.825% for an Increased Spread Period (or portion of a Rate Period to which the Increased Spread otherwise applies) (as described below) or (ii) the Failed Transition Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Transition Period Applicable Spread otherwise applies) (as described below) or (iii) the Failed Adjustment Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Adjustment Period Applicable Spread otherwise applies) (as described below).

Term Adjustments. The Fund and the Majority Designated Owner may propose an Adjusted Dividend Amount and/or any other Adjusted Terms. On any Business Day, the Fund, at its option, may seek to establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice to the Holders of the New AMTP Shares, or by requesting the Redemption and Paying Agent, on behalf of the Fund, to promptly do so. On any Business Day, a Majority Designated Owner, at its option, may seek to have the Fund establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice to the Fund. Promptly after receiving such notice from such Majority Designated Owner, if such Majority Designated Owner then owns less than 100% of the New AMTP Shares, the Fund shall deliver, or request the Redemption and Paying Agent, on behalf of the Fund, to deliver, notice thereof to the Holders of the New AMTP Shares. A Term Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to a proposed Adjusted Dividend Amount (and/or other Adjusted Terms) with the other party pursuant to such Term Adjustment Notice, in which case the Term Adjustment Notice Period shall terminate. After the Majority Designated Owner delivers a Term Adjustment Notice and while the related Term Adjustment Notice Period is continuing, if at any time during the period commencing forty-five (45) calendar days prior to the 540th calendar day following the delivery of the applicable Term Adjustment Notice (the “Scheduled Term Adjustment Period Expiration Date”), the Majority Designated Owner decreases its ownership level of New AMTP Shares to 50% or less of the New AMTP Shares, its Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

Following delivery of a Term Adjustment Notice, the Fund and the Required Designated Owners shall have until the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall agree, to agree in writing to a proposed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), and enter into an Adjusted Terms Agreement (the date of such agreement, the “Adjusted Terms Agreement Date”). The agreed Adjusted Dividend Amount (and/or any other proposed

Adjusted Terms), if any, may be the rate (and/or any other Adjusted Terms) proposed in the Term Adjustment Notice or such other rate (and/or any other Adjusted Terms) as the Fund and the Required Designated Owners may agree. If the Fund and the Required Designated Owners enter into an Adjusted Terms Agreement during the Term Adjustment Notice Period, then the Adjusted Dividend Amount (and/or any other Adjusted Terms) shall become effective on the Adjusted Terms Effective Date.

During a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase in accordance with the terms of the Statement. The Fund shall provide the Required Designated Owners with at least ten (10) calendar days (or such shorter period as may be consented to by all of the Designated Owners, which consent shall not be deemed to be a vote required by the Statement) prior written notice of a Third Party Purchase Date. A “Third Party Purchase” is the purchase of all of the New AMTP Shares from the Required Designated Owners by a Third Party Purchaser, at a price equal to the Third Party Purchase Price for the New AMTP Shares, and which is settled in accordance with the procedures described in the Statement and as summarized below. If the Majority Designated Owner is the proposing party, and the Fund and the Required Designated Owners fail to enter into an Adjusted Terms Agreement and the Fund is unable to arrange a Third Party Purchase during the Term Adjustment Notice Period, then (i) the proposed Adjusted Dividend Amount shall not take effect, (ii) such failure shall constitute a Failed Adjustment Event, (iii) a Failed Adjustment Period shall commence and (iv) the Fund shall redeem all of the New AMTP Shares on the Failed Adjustment Redemption Date, which is generally the 90th calendar day following a Failed Adjustment Event, resulting from such Failed Adjustment Event (a “Failed Adjustment Redemption”). During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount on the New AMTP Shares shall be the Failed Adjustment Period Applicable Spread, as set forth below. During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount on the New AMTP Shares shall be the Failed Adjustment Period Applicable Spread, as set forth below. During a Term Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Designated Owners on the Adjusted Dividend Amount (and/or any other Adjusted Terms) for the New AMTP Shares. If the Fund and the Required Designated Owners fail to reach such agreement during the Term Adjustment Notice Period, the Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

An Adjusted Dividend Amount (and/or any other Adjusted Terms), once established, may be further adjusted or replaced with a new Adjusted Dividend Amount (and/or any other Adjusted Terms) in accordance with the terms of the Statement. The Adjusted Dividend Amount (and/or any other Adjusted Terms) agreed to in accordance with the procedures set forth in the Statement shall be set forth in an Adjusted Terms Agreement and the associated Supplement to the Statement’s Appendix.

Third Party Purchase. As discussed above, during a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party of an Adjusted Dividend Amount (and/or any other Adjusted Terms), the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase. In the event that a Third Party Purchase is arranged by the Fund, all outstanding New AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date. A Third Party Purchase may also be arranged by the Fund in connection with a Transition (as described below). The proceeds of such Third Party Purchase shall be used by the Settlement Agent for the purchase of the automatically tendered New AMTP Shares at the Third Party Purchase Price, and the terms of the sale will provide for the wire transfer of such Third Party Purchase Price by the third party to be received by the Settlement Agent no later than 11:00 a.m., New York City time, on the Third Party Purchase Date for payment to the Holders automatically tendering the New AMTP Shares for sale through the Securities Depository in immediately available funds, against delivery of the tendered New AMTP Shares either (i) to the Settlement Agent through the Securities Depository on the Third Party Purchase Date and the re-delivery of such New AMTP Shares by means of “FREE” delivery through the Securities Depository to the Third Party Purchaser for

delivery to the relevant purchaser’s Agent Member or (ii) directly to the Third Party Purchaser or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the Third Party Purchase Date.

A Third Party Purchase shall be effected in accordance with the terms of the Statement.

Transitions. Known as a “Transition,” the Fund may propose, at its option and without any requirement to deliver a Term Adjustment Notice, a transfer to a Third Party Purchaser of beneficial ownership of all New AMTP Shares. On any Business Day, the Fund may initiate a Transition. In the event that a Third Party Purchase of the New AMTP Shares is arranged by the Fund in connection with a Transition, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all New AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Transition Date (as defined below). Upon initiating a Transition, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to arrange a Third Party Purchase of such New AMTP Shares, upon terms as designated and set forth in a new Supplement for the New AMTP Shares. In the event that the Fund successfully accomplishes a Transition and no Failed Transition Event (as described below) otherwise shall have occurred and be continuing as of the effective date of the Transition (the “Transition Date”), then on and as of the Transition Date, such New AMTP Shares shall be subject to the terms set forth in a new Supplement.

“Failed Transition Event” means that, in the case of a proposed Transition, (i) the Fund was unable to successfully Transition all of the New AMTP Shares or (ii) the proceeds of the Third Party Purchase of such New AMTP Shares were not received for any reason by (x) by the Settlement Agent by 4:30 p.m., New York City time on the Transition Date, or (y) if payment is not made directly to the Designated Owners of such New AMTP Shares, by 3:00 p.m., New York City time on the Transition Date. If a Failed Transition Event shall have occurred and be continuing, (i) the new terms designated by the Fund shall not be established, (ii) all tendered New AMTP Shares, if any, shall be returned to the relevant tendering Holders by the Settlement Agent, and (iii) all of the then outstanding New AMTP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date at a price per share equal to (i) the Liquidation Preference per New AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such New AMTP Share accumulated from and including the Date of Original Issue of such New AMTP Share to (but excluding) the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Transition Redemption Price”)).

The Fund shall provide the Required Designated Owners with written notice of a Transition (a “Transition Notice”) not more than forty-five (45) calendar days and not less than thirty (30) calendar days (or such shorter notice period as may be consented to by the Required Designated Owners prior to the applicable Transition Date). If a Failed Transition Event occurs, a Failed Transition Period shall commence and continue. For each Rate Period or portion thereof during the Failed Transition Period, if any, the Dividend Spread used to compute the Dividend Amount on the New AMTP Shares shall be the Failed Transition Period Applicable Spread.

Applicable Spread Adjustments. As noted above, the Applicable Spread will initially be the same as the Applicable Spread for the Georgia Municipal AMTP Shares held immediately prior to the closing of the Merger. The Applicable Spread for the New AMTP Shares may be adjusted to the Increased Spread, the Failed Transition Period Applicable Spread or the Failed Adjustment Period Applicable Spread. The Dividend Spread used to compute the Dividend Amount on New AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period. Subject to the cure provisions set forth in the Statement, a Rate Period with respect to New AMTP Shares shall be deemed to be an “Increased Spread Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by the terms of the Statement; (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by the terms of the Statement; (C) any Rating Agency has withdrawn the credit rating required to be maintained pursuant to the terms of the Statement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing; or (E) (i) a court or other applicable governmental authority has made a final determination that for federal income tax purposes the New AMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist at any time that the New AMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event under the Statement.

If a Failed Transition Event occurs, a Failed Transition Period shall commence and continue.

As noted above, for each Rate Period or portion thereof during the Failed Transition Period, the Dividend Spread used to compute the Dividend Amount on the New AMTP Shares shall be the Failed Transition Period Applicable Spread, which is the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

As also noted above, during a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount shall be the Failed Adjustment Period Applicable Spread, which means, for each day that a Failed Adjustment Period has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Adjustment Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Adjustment Period), and 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Adjustment Period).

Dividend Payments. The Holders of New AMTP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees (the “Board” or the “Board of Trustees”), out of funds legally available therefor and in preference to dividends and other distributions on common shares, cumulative cash dividends and other distributions on each New AMTP Share in an amount equal to the Dividend Amount, calculated as set forth in the Statement, the Appendix thereto and any Supplement thereto that is in effect, and no more. Dividends and other distributions on the New AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on New AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The “Dividend Period” for the New AMTP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day of each calendar month that the New AMTP Shares are outstanding. The first Dividend Period on the New AMTP Shares will begin on the Date of Original Issue and will end on (and include) the last calendar day of the first full month following the Date of Original Issue, and the first Dividend Payment Date for the New AMTP Shares will be the first business day following the end of the first Dividend Period. Dividends on New AMTP Shares with respect to any Dividend Period will be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. Dividends on New AMTP Shares will be paid on each Dividend Payment Date for such New AMTP Shares to the Holders of shares of such New AMTP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to dividend payments.

Term Redemption. The Fund is required to redeem all outstanding New AMTP Shares on December 1, 2028 (the “Term Redemption Date”) unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the $100,000 liquidation preference per New AMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the Term Redemption Date. See “Redemption—Term Redemption” in the Statement for additional information relating to the term redemption of the New AMTP Shares.

Optional Redemption. The New AMTP Shares are subject to optional redemption in whole or in part at the option of the Fund on any Business Day (as defined below) at a redemption price for each New AMTP Share equal to (x) the Liquidation Preference of such New AMTP Share plus (y) an amount equal to all unpaid dividends and other distributions on such New AMTP Share accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon).

Asset Coverage Mandatory Redemption. If the Fund fails to have Asset Coverage of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of 30 calendar days following such Business Day, the Fund will proceed to redeem Preferred Shares of the Fund equal to the lesser of (i) the minimum number of Preferred Shares that will result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of Preferred Shares that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of Preferred Shares that will result in the Fund having Asset Coverage of up to and including 250%. The Preferred Shares to be redeemed may include, at the Fund’s sole option, any number or proportion of New AMTP Shares. If New AMTP Shares are redeemed, such shares will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption. See “Redemption—Asset Coverage Mandatory Redemption” in the Statement for additional information relating to the Asset Coverage mandatory redemption.

Effective Leverage Ratio Corrective Action, Including Mandatory Redemption. If the Effective Leverage Ratio (as modified by the Purchase Agreement with respect to the Initial Holder, including its successors by merger or operation of law) of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio not to exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of preferred shares, which at the Fund’s sole option may include any number or proportion of New AMTP Shares, in accordance with the terms of such Preferred Shares, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any New AMTP Shares so redeemed will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day. See “Redemption—Effective Leverage Ratio Mandatory Redemption” in the Statement for additional information relating to the Effective Leverage Ratio mandatory redemption.

Other Mandatory Redemptions. The Fund may be required to redeem all outstanding New AMTP Shares in the event of a Failed Transition Event or a Failed Adjustment Event. See “Transitions” and “Term Adjustments” above.

Information Requirements. The Initial Holder is entitled to receive various information concerning the Fund that is described in the Purchase Agreement under the heading “Covenants of the Fund—Information.” In particular, the Initial Holder is entitled to receive, within two (2) Business Days after the fifteenth and last day of each month reports of portfolio holdings of the Fund and a report on the Fund’s Asset Coverage, Effective Leverage Ratio, and the floating rate securities of tender option bond (“TOB”) trusts for which the Fund owns the inverse floating rate certificates. Prior to any registration of the New AMTP Shares under the Securities Act (with respect to which the Fund has no obligation), a permitted transferee of such New AMTP Shares will have the right to receive such information upon satisfying certain conditions. A fee is payable to the Initial Holder if these reports have not been timely delivered and such failure is not cured within three Business Days after notification of such failure is provided by the Initial Holder. Also, in the event of such a failure, the Initial Holder has the right to calculate the Effective Leverage Ratio for the New AMTP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation.

Voting and Consent Rights. Except as otherwise permitted by the terms of the Statement, so long as any New AMTP Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the New AMTP Shares subject to the Statement outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration of Trust of the Fund (the “Declaration”) or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such New AMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with the terms of the Statement shall not be considered to materially and adversely affect the rights and preferences of the New AMTP Shares, and (ii) a division of a New AMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the New AMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of a New AMTP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such New AMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such New AMTP Share (other than solely as a result of a division of a New AMTP Share). So long as any New AMTP Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the New AMTP Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of common shares shall be required to amend, alter or repeal the provisions of the Statement, including any Appendix or any Supplement thereto. The Initial Holder also has certain consent rights under the Purchase Agreement, including, among other things, to the extent that the Initial Holder and its affiliates are the Holders or Designated Owners of at least 51% of the New AMTP Shares then outstanding, without the prior written consent of the Initial Holder, the Fund will not agree to, consent to or permit any amendment, supplement, modification or repeal of the Statement or any provision therein, nor waive any provision thereof. Certain (but not all) of these consent rights are assignable by the Initial Holder to subsequent holders of New AMTP Shares that are permitted transferees of such New AMTP Shares as set forth in the Statement and Purchase Agreement. All of the consent rights granted to the Majority Participants terminate if any of the New AMTP Shares are registered for sale under the Securities Act. “Majority Participants” means the Holder(s) of more than 50% of the New AMTP Shares. See the Purchase Agreement for a complete description of all terms applicable to these consent rights and the limitations thereof.

Investment Strategies. As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes (“Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or unrated securities judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”). “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value. See “The Fund’s Investments.”

Tax Exemption. The dividend rate for New AMTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income tax, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New AMTP Shares. To the extent that it does so, the Fund will use commercially reasonable efforts to contemporaneously either (i) adjust the Dividend Amount so as to pay, or (ii) make a separate, supplemental distribution of, in either case an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the distributions equal on an after-tax basis (determined based upon the maximum marginal federal individual income tax rates taking into account Section 1411 of the Internal Revenue Code of 1986, as amended (the “Code”), in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Alternatively, where such commercially reasonable efforts do not reasonably permit the Fund to effect a payment or distribution as described in the preceding sentence, the Fund will satisfy the requirement to allocate capital gains or ordinary income to New AMTP Shares by making a supplemental distribution of such gains or income to holders of New AMTP Shares, over and above the monthly dividend that is fully exempt from regular federal income taxes. If, in connection with a redemption of New AMTP Shares, the Fund allocates capital gains or ordinary income to a distribution on New AMTP Shares without having made either a contemporaneous adjustment of the Dividend Amount or supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of New AMTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal individual income tax rates taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the New AMTP Shares. See “Federal Income Tax Matters.”

Priority of Payment. New AMTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. New AMTP Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares then outstanding. The Fund may issue additional preferred shares on parity with New AMTP Shares, subject to certain limitations as set forth in the Statement and (prior to any registration for sale of the New AMTP Shares under the Securities Act) certain consent rights of the Majority Participants as set forth in the Purchase Agreement. The Fund may not issue additional classes of shares that are senior to New AMTP Shares or that are senior to other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund, as a fundamental policy, may not issue debt securities that rank senior to New AMTP Shares other than for temporary or emergency purposes. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, subject to certain restrictions. The Purchase Agreement further limits such borrowings to temporary purposes and in an amount not to exceed 5% of the Fund’s assets and a term of not more than 60 days. See “Investment Restrictions” in this Information Memorandum, “Issuance of Additional Preferred Shares” in

the Statement and “Miscellaneous—Consent Rights of the Majority Participants to Certain Actions” in the Purchase Agreement.

Transfer Restrictions. The New AMTP Shares are subject to substantial restrictions on transfer. See “Transfers” in the Statement and the description of such transfer restrictions in this Information Memorandum for additional information on these transfer restrictions.

Liquidity Account and Failed Adjustment Liquidity Requirement. By the first Business Day following the occurrence and during the continuance of the Failed Adjustment Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares. If, while the Failed Adjustment Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value equal to at least the Failed Adjustment Liquidity Requirement (if any) with respect to the New AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of Deposit Securities held in the Liquidity Account for the New AMTP Shares from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Adjustment Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the Outstanding AMTP Shares set forth below opposite the number of such days but in all cases subject to the cure provisions of described below:

Number of Days Preceding Failed Adjustment Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
45	20%
30	40%
20	60%
10	80%
5	100%

If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for the New AMTP Shares as of the close of business on any Business Day is less than the Failed Adjustment Liquidity Requirement for such Business Day, then the Fund will cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Adjustment Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Adjustment Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the New AMTP Shares on the Failed Adjustment Redemption Date, the requirement of the Fund to maintain the Liquidity Account will lapse and be of no further force and effect.

Liquidity Account and Failed Transition Liquidity Requirement. By the first Business Day following the occurrence and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark a Liquidity Account comprised of Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the New AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value equal to at least the Failed Transition Liquidity Requirement (if any) with respect to the New AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the New AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Transition Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

Eligible Assets. In the Purchase Agreement, the Fund has represented that, as of the Date of Original Issue, the Fund owns only Eligible Assets. “Eligible Assets” means the instruments described in Exhibit B to the Purchase Agreement, which may be amended from time to time with the prior written consent of the Initial Holder, in which the Fund may invest. In addition, the Fund has covenanted in the Purchase Agreement to only make investments in Eligible Assets, in accordance with the Fund’s investment objectives and the investment policies described in this Information Memorandum.

Redemption and Paying Agent. The redemption and paying agent for the New AMTP Shares is Computershare Trust Company, N.A. and Computershare Inc., Canton, Massachusetts (collectively, the “Redemption and Paying Agent” or “Computershare”).

Adviser and Sub-Adviser. Nuveen Fund Advisors is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management serves as the Fund’s Sub-Adviser and oversees the day-to-day operations of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW AMTP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S ADVISER, NUVEEN ASSET MANAGEMENT, OR THE REDEMPTION AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis exclusively to holders of Georgia Municipal AMTP Shares in connection with an offering exempt from registration under the Securities Act, solely for the purpose of enabling a holder of Georgia Municipal AMTP Shares to consider an investment in the securities offered hereby. The information contained or incorporated by reference in this Information Memorandum has been provided solely by the Fund and other sources identified herein.

The securities offered hereby have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the securities are being offered and sold only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that any sellers of the securities offered hereby may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” There are no registration rights associated with the New AMTP Shares, and it is unlikely that a market will develop for the securities offered hereby.

Holders of Georgia Municipal AMTP Shares are hereby offered the opportunity, prior to acquiring any New AMTP Shares, to ask questions and receive answers concerning the terms and conditions of the New AMTP Shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The New AMTP Shares have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the offeree and has been prepared solely for use in connection with the offering of the New AMTP Shares and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the securities. Distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the New AMTP Shares is not authorized, and any disclosure of any of its contents is prohibited. Each offeree, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum.

New AMTP Shares will be issued in book-entry form, as global securities (the “Global Securities”). The Global Securities will be deposited with, or on behalf of DTC and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the Global Securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to the “New AMTP shareholders” include the Beneficial Owners of interests in the New AMTP Shares and references to the “New AMTP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement.”

This Information Memorandum contains information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which are attached or otherwise available on a confidential basis to prospective investors) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the New AMTP Shares or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW AMTP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PURCHASER OF NEW AMTP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE NEW AMTP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective investor (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective investor relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective investors regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, the state of the market in municipal securities, the funding and solvency of municipal issuers, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

You should rely only on the information contained in or incorporated by reference into this Information Memorandum. We have not authorized anyone to provide you with information different from that contained in this Information Memorandum. We are offering the New AMTP Shares only in jurisdictions where offers and sales are permitted. The information contained in this Information Memorandum is accurate only as of the date of this Information Memorandum, regardless of the time of delivery of this Information Memorandum or any issuance of New AMTP Shares.

NOTICE TO INVESTORS

Each purchaser of the New AMTP Shares offered hereby, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1) It understands and acknowledges that the securities are “restricted securities” and have not been registered under the Securities Act or any other applicable securities law, are being offered pursuant to Section 4(a)(2) of the Securities Act, and may not be reoffered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2) It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3) It acknowledges that neither the Fund nor any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities and information delivered or made available to it in response to its questions, due diligence, and requests for information. Further, no representation is made regarding the New AMTP Shares or the advisability of investing in the New AMTP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to acquire the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4) It is acquiring the New AMTP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5) In the Purchase Agreement, the Initial Holder has agreed, and each subsequent holder or owner of the New AMTP Shares will be required to agree, to offer, sell, transfer or otherwise dispose of such securities only in whole shares and only to Persons that are both (1)(i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) TOB trusts (or other similar investment vehicles) in which all investors are Persons that the Initial Holder reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) Persons that are either (i) not a Nuveen Person or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the New AMTP Shares, or (y) the prior written consent of the Fund and the Holder(s) of more than 50% of the New AMTP Shares has been obtained.

(6) Each purchaser acknowledges that each certificate representing New AMTP Shares (unless sold to the public in an underwritten offering of such New AMTP Shares pursuant to a registration statement filed under the Securities Act) will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION

HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, TRANSFER OR OTHERWISE DISPOSE OF SUCH SECURITY ONLY IN WHOLE SHARES AND ONLY TO PERSONS THAT ARE BOTH (1)(A) PERSONS THAT THE HOLDER REASONABLY BELIEVES ARE “QUALIFIED INSTITUTIONAL BUYERS” THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE (“CLOSED-END FUNDS”), BANKS OR ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES (“COLLECTIVELY, “BANKS”), INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(A)(2) OF THE SECURITIES ACT; (B) TENDER OPTION BOND TRUSTS OR OTHER SIMILAR INVESTMENT VEHICLES IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE CLOSED-END FUNDS, BANKS, INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) PERSONS THAT THE ISSUER OF THE SECURITY HAS CONSENTED IN WRITING TO BE A HOLDER OF THE SECURITY AND (2) PERSONS THAT ARE EITHER (i) NOT A NUVEEN PERSON (AS DEFINED IN THE PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER OF THE SECURITY AND THE INITIAL HOLDER) OR (ii) A NUVEEN PERSON, PROVIDED THAT (X) SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE NEW AMTP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE FUND AND THE HOLDER(S) OF MORE THAN 50% OF THE NEW AMTP SHARES HAS BEEN OBTAINED.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW AMTP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW AMTP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW AMTP SHARES BY THE TRANSFEREE.

(7) It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in New AMTP Shares. In addition to risks associated with investing in New AMTP Shares, an investor in New AMTP Shares will also be subject indirectly to the general risks associated with the Fund’s investment policies, as described below. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund. See “General Risks of Investing in the Fund” below.

Risks of Investing in New AMTP Shares

Dividend Rate Risk—New AMTP Shares. The New AMTP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Risks Related to SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

•

Marginal Tax Rates. As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•

Tax-Exempt Status of Municipal Securities. Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

•

Tax Treatment of Comparable Securities. Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•

Creditworthiness of Municipal Securities. Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•

Supply and Demand for Municipal Securities; Remarketing Practices. In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•

Yield Compression. As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

Discontinuation or Modification of the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index was created by SIFMA and is produced by Bloomberg L.P. (“Bloomberg”). SIFMA and/or Bloomberg may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or Bloomberg may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and Bloomberg have no obligation to consider the interests of the Holders of the New AMTP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Amount will be based on the S&P Municipal Bond 7 Day High Grade Rate Index or its successor. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Board of Trustees may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the New AMTP Shares as set forth in the Purchase Agreement. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

No Public Trading Market and Restrictions on Transfer. There is currently no established trading market for New AMTP Shares. The Fund does not intend to apply for a listing of the New AMTP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New AMTP Shares. The Fund has not registered, and does not intend to register, the New AMTP Shares under the Securities Act. Accordingly, the New AMTP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons that are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Statement, unless otherwise permitted by the Fund, the New AMTP Shares may only be purchased by and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act that are (a) Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (b) TOB trusts in which all investors are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies. See the terms and conditions in the Statement under the heading “Transfers.” Such restrictions on transfer of the New AMTP Shares may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A under the Securities Act, the Fund will furnish, or cause to be furnished, to holders of New AMTP Shares and prospective purchasers of New AMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. See “Available Information.”

Ratings Risk. The Fund expects that, at issuance, the New AMTP Shares will be rated at a certain minimum level by Fitch or another Rating Agency designated by the Board of Trustees, and that such rating will be a requirement of issuance of such shares by the holders of the New AMTP Shares pursuant to the Purchase Agreement. There can be no assurance that the New AMTP Shares will receive any particular rating from Fitch, or that any such rating will be maintained at the level originally assigned through the term of New AMTP Shares. In the event that Fitch does not issue a rating on the New AMTP Shares at all or at the minimum level required, the issuance and sale of New AMTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in New AMTP Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, New AMTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the New AMTP Shares that results in an increase in the Dividend Amount may make New AMTP Shares less liquid in the secondary market. There can be no assurance that any Rating Agency will not alter its rating criteria, resulting in a downgrade of ratings, which could further adversely affect the value and liquidity of the New AMTP Shares.

Early Redemption Risk. The Fund may voluntarily redeem New AMTP Shares or may be forced to redeem New AMTP Shares to meet regulatory requirements or the asset coverage and effective leverage requirements of the New AMTP Shares, or in the event of a Failed Transition Event or Failed Adjustment Event. Such redemptions may be at a time that is unfavorable to holders of New AMTP Shares. The Fund may voluntarily redeem New AMTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Dividend Amount on New AMTP Shares. See “Redemption— Optional Redemption” in the Statement for additional information relating to early redemption.

Tax Risk. To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions (including underlying distributions attributable to tax-exempt interest income) would be taxable to stockholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of New AMTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from New AMTP Shares are generally not expected to be subject to regular federal income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt treatment of dividends on New AMTP Shares. A portion of the dividends from New AMTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund is relying on an opinion of special tax counsel that the New AMTP Shares will qualify as equity in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to New AMTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position— meaning that the IRS could classify New AMTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of New AMTP Shares, and dividends paid on New AMTP Shares (including dividends already paid) could become taxable as ordinary interest income. See “Federal Income Tax Matters.”

Income Shortfall Risk. The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the SIFMA Index Rate, the Fund’s ability to pay dividends on New AMTP Shares could be jeopardized.

Subordination Risk. While holders of New AMTP Shares will have equal liquidation and distribution rights to any other preferred shares, including other series of New AMTP Shares, issued or that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of New AMTP Shares in liquidation or otherwise may be subject to prior payments due, if any, to the holders of senior indebtedness or other creditors of the Fund.

In addition, the Investment Company Act of 1940, as amended (the “1940 Act”), may provide debt holders with voting rights that are superior to the voting rights of holders of preferred shares, including holders of

New AMTP Shares. Currently, the Fund, as a fundamental policy, may not issue debt securities or preferred shares that rank senior to New AMTP Shares other than for temporary or emergency purposes. See “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, reverse repurchase agreements, delayed delivery purchases and/or forward delivery contracts, or derivatives, including interest-rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those holders of New AMTP Shares.

Credit Crisis and Liquidity Risk. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the New AMTP Shares and any other outstanding leverage (whether through other preferred shares or TOBs) the Fund may have. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the Fund’s distributions and/or the liquidity of the Liquidity Account. See “Liquidity Account and Liquidity Requirement” in the Statement for additional information relating to the Liquidity Account.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or “real”) value of an investment in New AMTP Shares or the income from that investment will be worth less in the future.

Reinvestment Risk—New AMTP Shares. Given the potential for early redemption of New AMTP Shares, holders of New AMTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of New AMTP Shares may be lower than the return previously obtained from an investment in New AMTP Shares.

Other Dividend Risks. In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on New AMTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Credit Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. This means that the Fund may invest in municipal securities that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities).

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Below Investment Grade Risk. Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The current downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy experiences the current economic downturn, resulting in decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the 2008-2009 market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Sub-Adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company (“RIC”) for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations. The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tobacco Settlement Bond Risk. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the United States could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by anti-smoking campaigns, tax increases, reduced advertising, and enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places.

As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by federal income tax law.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund will invest in long-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield. Greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk.

Yield curve risk is the risk associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. When market interest rates, or yields, increase, the price of a bond will decrease and vice versa. When the yield curve shifts, the price of the bond, which was initially priced based on the initial yield curve, will change in price. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows, and the price of the bond will change accordingly. If the bond is short-term and the yield decreases, the price of this bond will increase. If the yield curve steepens, this means that the spread between long- and short-term interest rates increases. Therefore, long-term bond prices, like the ones held by the Fund, will decrease relative to short-term bonds. Changes in the yield curve are based on bond risk premiums and expectations of future interest rates.

Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Fund’s investments in inverse floating rate securities, as described herein under “Inverse Floating Rate Securities Risk,” will tend to increase common share interest rate risk.

London Interbank Offered Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of LIBOR is being phased out, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Overnight Financing Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Distressed Securities Risk. The Fund may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated but judged by the Sub-Adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to in this Memorandum as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by Hurricane Maria and the resulting natural disaster in Puerto Rico. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Puerto Rico’s political and economic conditions could have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect the Fund’s investments and its performance if the Fund invests a significant portion of its assets in Puerto Rican municipal securities.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the bonds’ creditworthiness and value.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser and the Sub-Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. See “—Recent Market Conditions” below.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The current outbreak of COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, defaults and credit downgrades, among other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: operational impacts on and availability of key personnel of Nuveen Fund Advisors, Nuveen Asset Management, and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of instruments in which the Fund invests.

On June 23, 2016, the UK held a referendum on whether to remain a member state of the EU, in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed the UK/EU Trade Agreement, which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal rates fall. Inverse floating rate securities generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Adviser and/or the Sub-Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Because of the leveraged nature of such investments, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying fixed rate municipal bonds held by the tender option bond. As a result, the market value of such securities generally is more volatile than that of fixed rate securities.

The Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral in connection with managing the overall economic effect of leverage on the Fund.

The economic effect of leverage created through the Fund’s investments in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve the economic effect of leverage. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s net assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk. To qualify for the favorable federal income tax treatment generally accorded to a RIC, the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to federal income tax at the 21% regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable for federal income tax purposes as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not for that taxable year satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Generally, the Fund’s investments in inverse floating rate securities do not generate taxable income for federal income tax purposes.

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax. In addition, for taxable years beginning after December 31, 2022, exempt-interest dividends may also affect the corporate alternative minimum tax liability of some corporate shareholders.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and neither the Investment Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make additional distributions to holders of preferred shares to offset the federal income tax effects of a taxable distribution.

Distributions of taxable ordinary income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “Federal Income Tax Matters.”

Derivatives Risk. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and Sub-Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser and Sub-Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Risk of Swaps and Swap Options. The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser not only of the referenced asset, rate or index, but also of the swap itself. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. In addition, the price at which the Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.

The Fund may write (sell) and purchase put and call swap options. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

It is possible that regulatory or other developments in the derivatives market, including the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into, could adversely affect the Fund’s ability to successfully use derivative instruments.

Legislation and Regulatory Risk. At any time after the date of this Memorandum, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, investments held by the Fund or the issuers of such investments. Changing approaches to regulation may have a negative impact on the entities and/or investments in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the Commodity Futures Trading Commission (“CFTC”) pursuant to its authority under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser and Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser and Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. These hedging strategies may generate taxable income.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities) will be diminished. An ETF that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of shares of ETFs and closed-end funds may differ from their net asset value.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Illiquid Securities Risk. The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war, pandemics and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk. During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its debt. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Anti-Takeover Provisions. The Fund’s Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, change the composition of its Board of Trustees or convert the Fund to open-end status.

THE FUND

Nuveen Municipal Credit Income Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 21, 2001 pursuant to the Declaration governed by the laws of the Commonwealth of Massachusetts. The Fund’s common shares are traded on the New York Stock Exchange under the symbol “NZF.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of November 30, 2022:

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Common shares	Unlimited	—	165,390,401
Preferred shares	Unlimited	—	1,500 (Series A MFP) 1,550 (Series B MFP) 3,360 (Series C MFP) 2,688 (Series 1 VRDP) 2,622 (Series 2 VRDP) 1,460 (Series 3 VRDP)

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New AMTP Shares and the issuance of New VRDP Shares following the completion of the Mergers as if the Mergers had been completed as of November 30, 2022.

Title of Class	Amount Authorized	Amount Held By the Fund Or For Its Account	Amount Outstanding
Preferred Shares:	unlimited
AMTP:
Series 2028		0	585
VRDP:
Series 1		0	2,688
Series 2		0	2,622
Series 3		0	1,460
Series 4		0	1,480
MFP:
Series A		0	1,500
Series B		0	1,550
Series C		0	3,360

The Fund, without the consent of New AMTP Shares shareholders, may from time to time issue additional preferred shares of a new or existing series in connection with new financings, refinancing or reorganizations. Additional information about the Fund may be obtained from www.sec.gov or by visiting www.nuveen.com, as set forth in the section “Available Information.” Information on those websites is not part of this Memorandum, except to the extent specifically incorporated by reference.

DESCRIPTION OF NEW AMTP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and condition of redemption, of the New AMTP Shares please see the form of Statement attached hereto as Appendix A1 and incorporated herein by reference.

DESCRIPTION OF PURCHASE AGREEMENT

The Fund will enter into a Purchase Agreement with the Initial Holder with terms substantially similar to those included in the purchase agreement in effect for Georgia Municipal AMTP Shares immediately prior to consummation of the Mergers, except as described below. Among other things, the Purchase Agreement provides certain information and consent rights to the Initial Holder.

The Purchase Agreement for the New AMTP Shares will differ from the exchange agreement in effect for Georgia Municipal AMTP Shares in that the Fund’s representations, warranties and covenants concerning credit quality will be revised to accommodate the Fund’s investment policy that provides for the Fund investing in up to 55% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Sub-Adviser.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, Nuveen Fund Advisors, Nuveen Asset Management or the Redemption and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New AMTP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of the New AMTP Shares.

Purchasers of New AMTP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members (as defined below), and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner (as defined below) of a book-entry security will hold that security indirectly through various intermediaries. “Agent Member” means a person with an account at the Securities Depository that holds one or more New AMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent (as defined below) with respect to such Beneficial Owner.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the New AMTP Shares. “Beneficial Owner” means a person in whose name New AMTP Shares are recorded as beneficial owner of such New AMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such person’s subrogee.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Redemption and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New AMTP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days;

•	or the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New AMTP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New AMTP Shares will mean payments and notices related to the redemption or tender of New AMTP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New AMTP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New AMTP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Redemption and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New AMTP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New AMTP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New AMTP Shares and payments upon redemption of New AMTP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Redemption and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Redemption and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE.

THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT AND THE REDEMPTION AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS. THE FUND IS ALSO OBLIGATED TO DELIVER DIRECTLY TO THE INITIAL HOLDER CERTAIN INFORMATION, AS SET FORTH IN THE PURCHASE AGREEMENT.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal income tax; and

•

to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Underrated municipal securities are those whose ratings do not, in the Investment Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, including New AMTP Shares. The Fund is currently required to allocate net capital gains and ordinary income taxable for federal income tax purposes, if any, between common shares and preferred shares, including New AMTP Shares, based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year and dividends paid on New AMTP Shares will include an allocated portion of any such net capital gains and ordinary income. See “Federal Income Tax Matters” below.

It is a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

As a non-fundamental policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund may invest up to 55% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of the investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e. rated below C-, at the time of the investment); provided, however, that the Sub-Adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in AMT Bonds.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Investment Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “—Municipal Securities” and “—Special Considerations Relating to Municipal Securities” below for a general description of the economic and credit characteristics of municipal issuers. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “—Other Investment Companies.”

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns for common shareholders but also creates the possibility that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return of the inverse floating rate securities purchased by the Fund.

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

During temporary defensive periods (e.g., times when, in the adviser’s and/or the sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

The Fund cannot change its investment objectives or its policy to invest at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, without the approval of the holders of a “majority of the outstanding” common and preferred shares, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, including New AMTP Shares, voting as a separate class, and with the prior written consent of the liquidity providers for VRDP Shares, such consent to be determined in each liquidity provider’s good faith discretion. A “majority of the outstanding,” under the 1940 Act, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Voting Rights” in the Statement for additional information with respect to the voting rights of Holders.

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds. The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and U.S. tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the United States by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the United States could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by anti-smoking campaigns, tax increases, reduced advertising, and enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities.

Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. In addition, any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a RIC. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Investments in inverse floating rate securities create leverage. The use of leverage creates special risks for common shareholders. See “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities. The Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Derivatives

General. The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market date rate (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risks of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a RIC under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to rules promulgated by the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed

5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Zero Coupon Bonds

A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing noncash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives nonrefundable cash payments based on such noncash accruals while investors incur the risk that such noncash accruals ultimately may not be realized.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

INVESTMENT RESTRICTIONS(1)

Except as described below, the Fund as a fundamental policy may not without the approval of the holders of a majority of the outstanding common shares and preferred shares, including New AMTP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including New AMTP Shares, voting as a separate class, and the prior written consent of liquidity providers or other Fund counterparties:

(1)         Issue senior securities, as defined in the Investment Company Act of 1940 (the “1940 Act”), other than preferred shares, except to the extent permitted by the 1940 Act and as otherwise described in this Memorandum.(2)

(2)         Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).(2)(3)

(3)         Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.(2)

(4)         Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users.(4)

(5)         Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate.

(6)         Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(7)         Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.(5)

(8)         Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

(9)         Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.

(1)

This list presents the fundamental investment restrictions of the Fund as they appear in the Fund’s most recent registration statement, as the same may subsequently have been modified with the approval of the holders of a majority of the Fund’s outstanding voting securities. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this Memorandum.

(2)

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

(3)

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

(4)	For purposes of this restriction, governments and their political subdivisions are not members of any industry.

(5)

Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (8) above for the Fund, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in this Memorandum in the section entitled “Risk Factors”, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees:

The Fund may not:

(1)         Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)         Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)         Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)         Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)         Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the investment adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

(6)         Invest in defaulted securities or in the securities of an issuer that is in bankruptcy at the time of investment, provided however, pursuant to the sub-adviser’s policy regarding municipal workouts, the Fund may invest in defaulted securities from an issuer of a security it already owns, or some other party, to help facilitate a favorable resolution to a municipal workout.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Investment grade quality securities are those that are, at the time of investment, either (i) rated by one of the NRSROs that rate such securities within the four highest letter grades (Baa or BBB or better) by at least one NRSRO that rates such securities or (ii) unrated by any NRSRO but judged to be of comparable quality by a Fund’s sub-adviser. Investment grade securities may include split-rated securities.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under its investment management agreement with Nuveen Fund Advisors is the responsibility of the Fund’s Board. The number of Board Members is twelve (12), each of whom is not considered an “interested person” (as the term “interested person” is defined in the 1940 Act). Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report (File No. 811-10345) filed on January 6, 2022.

Nuveen Fund Advisors—Investment Adviser

For a description of Nuveen Fund Advisors, please see the Fund’s Annual Report (File No. 811-10345) filed on January 6, 2022 and incorporated herein by reference.

Nuveen Asset Management—Sub Adviser

For a description of Nuveen Asset Management, please see the Fund’s Annual Report (File No. 811-10345) filed on January 6, 2022 and incorporated herein by reference.

Investment Management and Sub-Advisory Agreements

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee. For such fee schedules, please see the Fund’s Annual Report (File No. 811-10345) filed on January 6, 2022 and incorporated herein by reference.

Portfolio Manager

Scott R. Romans, PhD, is a Managing Director of Nuveen Asset Management. He is responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond Strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania, an M.S.F. in Finance from the Illinois Institute of Technology Stuart School of Business and an MA and PhD in Theology from the University of Chicago.

Portfolio Manager Compensation

For information regarding the portfolio manager compensation, please see the Fund’s Annual Report (File No. 811-10345) filed on January 6, 2022 and incorporated herein by reference.

NUVEEN ASSET MANAGEMENT CONFLICT OF INTEREST POLICIES

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen and other related entities have adopted codes of ethics (the “Code of Ethics”) that essentially prohibit certain of their personnel, including the Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics of the Fund, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet web site at www.sec.gov. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

NET ASSET VALUE

The Fund’s NAV is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. The Fund’s NAV is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of common shares outstanding. The result, rounded to the nearest cent, is the NAV. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In valuing municipal securities, the pricing services may also consider, among other factors, the yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating and the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The valuations for fixed-income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed-income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The valuations of certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

The Board of Trustees has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

BORROWINGS

The Fund’s Declaration authorizes the Fund, without prior approval of holders of common shares or preferred shares, including New AMTP Shares, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s preferred shares, including the New AMTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to New AMTP Shares, except for emergency or temporary purposes.

Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an Asset Coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements (if any) relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for preferred shares, including New AMTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. The incurrence of borrowings constituting senior securities representing indebtedness generally will require the consent of liquidity providers and purchasers under agreements relating to the Fund’s outstanding preferred shares, including the New AMTP Shares.

Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of preferred shares (including New AMTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of preferred shares in certain circumstances.

Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Description of Common Shares

In addition to the preferred shares, the Fund’s Declaration authorizes the issuance of an unlimited number of common shares, par value $0.01 per share. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable when issued and have no preemptive, conversion rights or rights to cumulative voting.

Whenever preferred shares, including New AMTP Shares, are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accumulated dividends on preferred shares, including New AMTP Shares, have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares, including New AMTP Shares, would be at least 200% after giving effect to the distributions.

Description of Outstanding Fund MFP Shares

The Outstanding MFP Shares, which will remain outstanding following the completion of the Mergers, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Term Redemption Date
Series A MFP Shares	1,500	$0.01	$100,000	May 2017	May 1, 2047
Series B MFP Shares	1,550	$0.01	$100,000	February 2018	February 3, 2048
Series C MFP Shares	3,360	$0.01	$100,000	June 2018	June 1, 2048

The MFP Shares of each series were issued to a qualified institutional buyer through a private transaction exempt from registration under the Securities Act.

The MFP Shares of each series are in the “Variable Rate Mode” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. The Series B MFP Shares are “Adjustable Rate,” meaning that so long as the Series B MFP Shares are in the current VR Mode, the Fund and the beneficial owner or owners of the Series B MFP Shares may agree from time to time to adjust the dividend rate and other economic terms.

The term of the current VR Mode for the Series B MFP Shares ends on the Term Redemption Date set forth for such series in the table above, subject to earlier redemption, repurchase or transition to a new mode by the Fund. The term of the current VR Mode for the Series A MFP Shares currently ends on May 3, 2023, subject to extension or transition to a new mode, or earlier redemption or repurchase. The term of the current VR Mode for the Series C MFP Shares currently ends on June 21, 2023, subject to extension or transition to a new mode, or earlier redemption or repurchase. Under the respective statements establishing and fixing the rights and preferences of the MFP Shares, as supplemented (the “MFP Statements”), the Fund may terminate the VR Mode early or, as applicable, not extend it, and transition the applicable MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the MFP Shares set forth in such MFP Statements may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of outstanding MFP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Fund’s Declaration and applicable law, cumulative cash dividends at the dividend rate or rates for the outstanding MFP Shares of such series payable on the dividend payment dates with respect to the outstanding MFP Shares of such series. Holders of outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The outstanding MFP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the outstanding MFP Shares on the Term Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the applicable liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements, as applicable, and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In the case of Series A, B or C MFP Shares, the Fund is obligated to redeem all of the outstanding MFP Shares of the applicable series, in the event a mode change is initiated and a failed transition to a new mode occurs, or, in the case of Series B MFP Shares, a rate adjustment is initiated by the majority beneficial owner and a failed rate adjustment occurs, if such failure is not cured within the applicable cure period. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Fund’s Declaration, the Statements, or as otherwise required by applicable law, (i) each holder of outstanding MFP Shares is entitled to one vote for each outstanding MFP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding MFP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including outstanding MFP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of outstanding MFP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding MFP Shares or holders of outstanding MFP Shares of the applicable series. In addition, holders of outstanding Series A MFP Shares, Series B MFP Shares and Series C MFP Shares have certain consent rights under the purchase agreement for the outstanding MFP Shares of the applicable series with respect to certain actions that would affect their investment in the Fund. Holders of outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding MFP Shares, are entitled to elect additional trustees in the event dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The outstanding MFP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The outstanding MFP Shares of each series have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with the other preferred shares of the Fund, including the other series of outstanding MFP Shares, the Outstanding VRDP Shares and the New AMTP Shares and the New VRDP Shares to be issued in the Mergers, if any.

Description of Outstanding Fund VRDP Shares

As of November 30, 2022, the Fund’s Outstanding VRDP Shares, which are expected to remain outstanding following the completion of the Mergers, are as follows:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Mandatory Redemption Date
Series 1 VRDP Shares	2,688	$0.01	$100,000	April 2016	March 1, 2040
Series 2 VRDP Shares	2,622	$0.01	$100,000	April 2016	March 1, 2040
Series 3 VRDP Shares	1,460	$0.01	$100,000	April 2016	June 1, 2040

Under the statement establishing and fixing the rights and preferences of the Outstanding VRDP Shares of each series (each, a “VRDP Statement”), the Fund is permitted to establish, from time to time, special rate periods during which many of the terms of the VRDP Shares set forth in such VRDP Statement may be modified. The Series 1 VRDP Shares and the Series 2 VRDP Shares are in an “Adjustable Rate Special Rate Period,” in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the Series 1 VRDP Shares and the Series 2 VRDP Shares are in the current respective special rate period, the Fund and the beneficial owner or owners of the VRDP Shares of the applicable series may agree from time to time to adjust the dividend rate and other economic terms. The term of the current special rate period for the Series 1 VRDP Shares and the Series 2 VRDP Shares ends on the Mandatory Redemption Date set forth for the applicable series in the table above, subject to earlier redemption, repurchase or transition to a new special rate period or minimum rate periods by the Fund.

Under the VRDP Statement for the outstanding Series 3 VRDP Shares, the Series 3 VRDP Shares currently pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the outstanding Series 3 VRDP Shares have the right to give notice on any business day to tender the securities for remarketing in seven days. The outstanding Series 3 VRDP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the outstanding Series 3 VRDP Shares.

The outstanding Series 3 VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the outstanding Series 3 VRDP Shares requires the liquidity provider to purchase from holders all outstanding Series 3 VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding Series 3 VRDP Shares prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the outstanding Series 3 VRDP Shares to purchase the outstanding Series 3 VRDP Shares pursuant to the purchase agreement for such series runs to the benefit of the holders of the outstanding Series 3 VRDP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the outstanding Series 3 VRDP Shares are directly linked to the short-term creditworthiness of the liquidity provider. The liquidity provider for the outstanding Series 3 VRDP Shares entered into a purchase agreement with respect to the outstanding Series 3 VRDP Shares, subject to periodic extension by agreement with the Fund.

Dividends

The holders of Outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Fund’s Declaration and applicable law, cumulative cash dividends at the dividend rate for the Outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the Outstanding VRDP Shares of such series. Holders of Outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

Redemption

The Outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared).

Pursuant to the VRDP Statement for the Outstanding VRDP Shares of each series and the fee agreement with the liquidity provider for such series, the Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Fund fails to maintain the minimum VRDP asset coverage required under the 1940 Act and the Fund’s agreement with the liquidity provider for the Outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date.

Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Fund’s Declaration, the VRDP Statements, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including outstanding VRDP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares of the applicable series. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including other series of outstanding VRDP Shares, the outstanding MFP Shares, and the New AMTP Shares and the New VRDP Shares to be issued in connection with the Mergers, if any.

Description of New AMTP Shares

See the beginning of this Information Memorandum and the Statement attached hereto as Appendix A1 for a detailed description of the New AMTP Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

General

The by-laws of the Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration and by-laws. However, neither the Declaration nor the by-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Fund’s Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Fund’s Declaration provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Fund’s Declaration protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Fund’s Declaration and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Fund’s Declaration requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares entitled to vote, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund or a series or class of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s Declaration or the Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares entitled to vote, voting as a single class, is required; provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” will not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the Declaration or the applicable Statement adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. However, approval of shareholders is not required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Fund’s Declaration or the Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares entitled to vote, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Fund’s Declaration relating to such higher votes are in the best interests of the Fund.

In addition, the Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The by-laws of the Fund provide that common shares held by a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by the Fund’s shareholders (the “Control Share Provision”). Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of trustees, excluding Interested Shares. Interested Shares include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition. The by-laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provision, in the election of trustees (except for any elections of trustees by holders of preferred shares voting as a separate class) in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares.

The provisions of the Fund’s Declaration and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s Declaration provides that shareholders will have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver

The by-laws of the Fund contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The by-laws of the Fund provide detailed procedures for the bringing of derivative actions by shareholders (the “Demand By-Law”) which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The Demand By-Law is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, the Demand By-Law:

•	provides that before bringing a derivative action, a shareholder must make a written demand to the Fund;

•	establishes a 90 day review period, subject to extension in certain circumstances, for the Board of Trustees to evaluate the shareholder’s demand;

•	establishes a mechanism for the Board of Trustees to submit the question of whether to maintain a derivative action to a vote of shareholders;

•	provides that if the Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

•	establishes bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

•

provides that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Fund, the shareholder shall not be permitted to maintain a derivative action unless he or she first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

The Demand By-Law may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The by-laws also require that actions by shareholders against the Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Fund’s by-laws.

Reference should be made to the Fund’s Declaration and by-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of the Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that the Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If the Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Fund’s Declaration and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken.

FEDERAL INCOME TAX MATTERS

Below is a discussion of the anticipated federal income tax consequences of acquiring, holding, and disposing of New AMTP Shares. The discussion is based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of New AMTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, Stradley, Ronon Stevens and Young LLP (“Special Tax Counsel”) will deliver its opinion concluding that for federal income tax purposes New AMTP Shares will qualify as equity in the Fund and distributions made with respect to the New AMTP Shares will qualify as exempt-interest dividends to the extent they are reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt interest generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Vedder Price P.C. will provide an opinion, subject to certain assumptions, conditions and exclusions, and based upon certain representations made by the Fund and the Target Fund, on the anticipated federal income tax consequences of certain aspects of the Merger, including opinions substantially to the effect that (i) the Merger will qualify as a “reorganization” under Section 368(a) of the Code, (ii) the Fund will not recognize a gain or loss upon the merger of the Target Fund with and into a wholly-owned subsidiary of the Fund pursuant to applicable state laws or upon the liquidation of the wholly-owned subsidiary and (iii) a holder of Georgia Municipal AMTP Shares will not recognize gain or loss upon the conversion of such shares solely into New AMTP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New AMTP Shares will constitute equity in the Fund for federal income tax purposes and will rely on the representations and will assume the accuracy of such representations. If such opinion, representations or assumptions are incorrect, the Merger may not qualify as a reorganization for federal income tax purposes, and the holders of Georgia Municipal AMTP Shares may recognize taxable gain or loss as a result of the Merger.

Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Merger occurs but the IRS or the courts determine that the Merger does not qualify as a reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Fund and each holder of Georgia Municipal AMTP Shares would recognize taxable gain or loss equal to the difference between its basis in its Georgia Municipal AMTP Shares and the fair market value of the New AMTP shares it receives.

The following is intended to be a general summary of the material federal income tax consequences of investing in New AMTP Shares. The discussion generally applies only to holders of New AMTP Shares who are U.S. holders. You will be a U.S. holder if you are (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to federal income taxation regardless of its source or (iv) a trust that (a) is subject to the supervision of a court within the United States and the control of one or more United States persons as described in Section 7701(a)(30) of the Code, or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person. This summary deals only with U.S. holders that hold New AMTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as but not limited to a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-

through entities, U.S. holder of New AMTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds New AMTP Shares in a qualified tax-advantaged account such as but not limited to an IRA, person that will hold New AMTP Shares as a position in a “straddle”, “hedge” or as part of a “constructive sale” or other integrated transaction for federal income tax purposes or persons with “applicable financial statements” within the meaning of Section 451(b) of the Code. If a partnership or other entity or arrangement treated as a partnership holds New AMTP Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding new AMTP Shares, the discussion below may not be applicable to you and you should consult your own tax advisor regarding the tax consequences of acquiring, owning and disposing of New AMTP Shares. This summary is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Information Memorandum, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to federal income tax on the income and gains it distributes to its shareholders.

The Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income tax. Thus, substantially all of the Fund’s dividends to the holders of common shares and New AMTP Shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend may be subject to the federal alternative minimum tax imposed on the shareholder. For taxable years beginning after December 31, 2022, exempt-interest dividends may also affect the corporate alternative minimum tax liability of some corporate shareholders.

In addition to exempt-interest dividends, the Fund may also distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among its common and preferred shares based on the dividends paid on such shares with respect to the year. In certain circumstances, the Fund will make additional distributions to holders of preferred shares to offset the tax effects of a taxable distribution.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (iii) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s New AMTP Shares are outstanding the Fund fails to meet the Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such Asset Coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Asset Coverage, the Fund will be required to redeem preferred shares, which may include New AMTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement with respect to any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of current or accumulated earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares and preferred shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the tax-exempt security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the tax-exempt security was issued.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Under Section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a regulated investment company is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Fund may also be subject to this limitation. The Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code Section 163(j), if any, subject to holding period requirements and other limitations. The Fund may choose not to report such” section 163(j) interest dividends.”

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s transactions in derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, Section 1256 treatment, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, may disallow, limit or defer the use of certain deductions or losses of the Fund, accelerate the recognition of income or gains to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., exempt-interest dividends, long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Federal Income Tax Treatment of Holders of New AMTP Shares

The Fund intends to continue to qualify as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on its common and preferred shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of New AMTP Shares to be eligible to be treated as exempt-interest dividends, New AMTP Shares must be treated as stock for federal income tax purposes. Under present law, Special Tax Counsel is of the opinion that New AMTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to New AMTP Shares (other than distributions in redemption of New AMTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the New AMTP Shares, there can be no assurance that the IRS will not question Special Tax Counsel’s opinion and the Fund’s treatment of New AMTP Shares as equity. If the IRS were to succeed in such a challenge, holders of New AMTP Shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Distributions to shareholders of ordinary income other than tax-exempt interest (including without limitation net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits are a return of capital distribution that will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). Because a return of capital distribution reduces the adjusted tax basis of a shareholder’s shares, a return of capital distribution may result in a higher capital gain or a lower capital loss on a subsequent taxable disposition by the shareholder of such shares. Under current federal income tax law, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20% (plus an additional tax on “net investment income,” described below, for taxpayers with income exceeding certain thresholds). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and preferred shares, including New AMTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund with respect to the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

A holder of New AMTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of New AMTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of preferred shares, including New AMTP Shares, to offset the tax effects of the taxable distribution.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. For taxable years beginning after December 31, 2022, exempt-interest dividends may also affect the corporate alternative minimum tax liability of some corporate shareholders.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount, as well as net gain from the disposition of other property. This tax generally will apply to an individual whose net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. The additional 3.8% tax can also apply to estates or trusts. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Sale of Shares

Gain or loss on the sale or other disposition of New AMTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss if the shares are held as capital assets, except that a portion of the amount received on the disposition of New AMTP Shares may be characterized as an accumulated but unpaid dividend, which will be subject to the rules described above. Gain or loss will generally be treated as long-term if the New AMTP Shares have been held for more than one year and otherwise will be treated as short-term. Present federal income tax law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current federal income tax law short-term capital gains and ordinary income will be taxed at a maximum rate of 37% while long-term capital gains generally will be taxed at a maximum rate of 20%. In addition, a 3.8% tax on net investment income may apply to certain shareholders as described above.

Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or reported amounts of undistributed capital gain that are treated as received) with respect to such shares.

Any loss realized on a sale or exchange will be disallowed to the extent that substantially identical stock or securities are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. The deductibility of losses is subject to limits under the Code.

The Fund may, at its option, redeem New AMTP Shares in whole or in part, and is required to redeem New AMTP Shares to the extent required to maintain the Effective Leverage Ratio and the Asset Coverage or because of a Failed Transition Event or Failed Adjustment Event. Gain or loss, if any, resulting from a redemption will generally be taxed as gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (i) is deemed not to be essentially equivalent to a dividend, (ii) is in complete redemption of a holder’s interest in the Fund, (iii) is substantially disproportionate with respect to the owner, or (iv) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (i), (ii) and (iii) above, a holder’s ownership of common and preferred shares will be taken into account and certain constructive ownership rules will apply. As in the case of a sale or exchange, a portion of the amount received on the redemption of New AMTP Shares may be characterized as an accumulated but unpaid dividend subject to the distribution rules discussed above.

Backup Withholding

The Fund may be required to withhold, for federal income tax purposes, a portion of all distributions (including exempt interest dividends and redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 24%. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s federal income tax liability provided the appropriate information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal tax and all state, local or foreign tax consequences to them before making an investment in New AMTP Shares.

CUSTODIAN AND TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND

REDEMPTION AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare, 150 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street, Chicago, Illinois 60601.

MISCELLANEOUS

To the extent that a holder of New AMTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of New AMTP Shares, more than 10% of the Fund’s outstanding preferred shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits realized on purchases and sales, or sales and purchases, of the Fund’s preferred shares (including New AMTP Shares) that are made within any six month time period. Holders of New AMTP Shares should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund may be accessed through the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund’s audited financial statements for the fiscal year ended October 31, 2021, together with the report of KPMG LLP thereon, are incorporated in this Memorandum by reference to its 2021 Annual Report. Copies of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report, the information contained in, or that can be accessed through, the SEC’s or the Fund’s website is not part of this Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New AMTP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New AMTP Shares.

Statements in this Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents attached hereto as an appendix or otherwise available upon request from the Fund, subject to compliance with applicable confidentiality restrictions, each such statement being qualified in all respects by this reference.

Appendix A1

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

Series 2028

A1-1

Page
RECITALS		A1-3

DESIGNATION OF SERIES		A1-3

ARTICLE 1	DEFINITIONS	A1-3

1.1	Definitions	A1-3

1.2	Interpretation	A1-13

1.3	Liability of Officers, Trustees and Shareholders	A1-13

ARTICLE 2	TERMS APPLICABLE TO AMTP SHARES	A1-14

2.1	Number of Shares; Ranking	A1-14

2.2	Dividends and Distributions	A1-14

2.3	Liquidation Rights	A1-18

2.4	Coverage & Leverage Tests	A1-19

2.5	Redemption	A1-19

2.6	Voting Rights	A1-24

2.7	Rating Agencies	A1-27

2.8	Issuance of Additional Preferred Shares	A1-27

2.9	Status of Redeemed or Repurchased AMTP Shares	A1-27

2.10	Distributions with respect to Taxable Allocations	A1-28

2.11	Liquidity Account and Failed Adjustment Liquidity Requirement	A1-28

2.12	Liquidity Account and Failed Transition Liquidity Requirement	A1-29

2.13	Global Certificate	A1-30

2.14	Notice	A1-30

2.15	Termination	A1-30

2.16	Appendices	A1-31

2.17	Actions on Other than Business Days	A1-31

2.18	Modification	A1-31

2.19	Transfers	A1-31

2.20	No Additional Rights	A1-32

ARTICLE 3	THIRD PARTY PURCHASE OF AMTP SHARES	A1-33

3.1	Third Party Purchase Procedures	A1-33

ARTICLE 4	TRANSITION	A1-34

4.1	General Provisions	A1-34

4.2	Notice of Transition	A1-34

4.3	Failed Transition Period	A1-35

Appendix A	Designation and Terms Specific to Series 2028 AMTP Shares

Exhibit I	Form of Term Adjustment Notice

A1-2

NUVEEN MUNICIPAL CREDIT INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES

Nuveen Municipal Credit Income Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of Preferred Shares (as defined below), par value $.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares, $0.01 par value per share, of the Fund, such shares to be classified as Adjustable Rate MuniFund Term Preferred Shares, Series 2028 (such shares subject to this Statement being referred to herein individually as an “AMTP Share” and collectively as the “AMTP Shares”). The initial terms related to the AMTP Shares are set forth in this Statement, as modified by the Appendix (as defined below) attached hereto. Changes to such initial terms shall be set forth in a Supplement (as defined in Article 1) to the Appendix or in a separate statement establishing and fixing the rights and preferences of the AMTP Shares.

THIRD: The number of shares, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the AMTP Shares subject to this Statement, as now or hereafter authorized by the Board of Trustees, are set forth in this Statement, as modified or amended from time to time in the appendix to this Statement (the “Appendix”) and in any Supplement thereto that is then in effect, as applicable, specifically relating to such AMTP Shares.

DESIGNATION OF SERIES

The Fund initially shall designate in Appendix A hereto the initial additional or different terms and conditions to apply to the AMTP Shares of the Fund for a period commencing on the effective date of this Statement and ending not later than the Term Redemption Date.

The Fund, as authorized by the Board of Trustees and in accordance with and subject to Section 2.2(h), may modify or amend the terms and conditions applicable to the AMTP Shares, and any such Adjusted Terms (as defined in Article I) applicable to the AMTP Shares will be set forth in a Supplement to the Appendix.

ARTICLE 1 DEFINITIONS

1.1 Definitions. Unless the context or use indicates another or different meaning or intent and except with respect the AMTP Shares as specifically provided in the Appendix, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for

A1-3

purposes of the 1940 Act, including all outstanding AMTP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of the United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder of AMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of AMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of AMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adjusted Dividend Amount” means, with respect to the AMTP Shares, a new Dividend Amount, as established pursuant to Section 2.2(h) and set forth in a Supplement to the Appendix.

“Adjusted Terms” has the meaning set forth in Section 2.2(h)(xi).

“Adjusted Terms Agreement” means, with respect to the AMTP Shares, a written agreement between the Fund and the Required Designated Owners with respect to an Adjusted Dividend Amount and/or any other Adjusted Terms as may be established pursuant to Section 2.2(h).

“Adjusted Terms Agreement Date” has the meaning set forth in Section 2.2(h)(iv).

“Adjusted Terms Effective Date” shall have the meaning, with respect to the AMTP Shares, as set forth in a Supplement to the Appendix.

“Adviser” means Nuveen Fund Advisors, LLC, a Delaware limited liability company, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more AMTP Shares through the Securities Depository, directly or indirectly, for a Designated Owner and that will be authorized and instructed, directly or indirectly, by a Designated Owner to disclose information to the Redemption and Paying Agent with respect to such Designated Owner.

“AMTP Shares” shall have the meaning as set forth in the Recitals of this Statement.

“Appendix” shall have the meaning as set forth in the Recitals of this Statement.

“Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Banks” shall have the meaning as set forth in Section 2.19(a).

“Below Investment Grade” means, with respect the AMTP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)        lower than BBB-, in the case of Fitch;

(ii)        lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any Other Rating Agency; and

(iii)        unrated, if no Rating Agency is rating the AMTP Shares.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Closed-End Funds” shall have the meaning as set forth in Section 2.19(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

“Custodian Agreement” means any Custodian Agreement by and between the Custodian and the Fund.

“Date of Original Issue” shall have the meaning as set forth in the Appendix.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

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(2)        any U.S. Government Obligation;

(3)        any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Obligations or any combination thereof; or

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Designated Owner” means a Person in whose name the AMTP Shares are recorded as beneficial owner by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Dividend Amount” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Rate Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Dividend Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

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“Failed Adjustment Event” means that, in the case of a Term Adjustment Notice delivered to the Fund by the Majority Designated Owner, on or before the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall agree, (i) the Fund and the Required Designated Owners shall have failed to enter into an Adjusted Terms Agreement, or (ii) a Third Party Purchase has not been completed, and in either case such Term Adjustment Notice shall not have been previously withdrawn.

“Failed Adjustment Liquidity Requirement” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Period Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Redemption” shall have the meaning as set forth in Section 2.2(h)(v).

“Failed Adjustment Redemption Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Adjustment Redemption Price” shall have the meaning as set forth in Section 2.5(d).

“Failed Transition Event” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Liquidity Requirement” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Period Applicable Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Redemption Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Failed Transition Redemption Price” shall have the meaning as set forth in Section 2.5(e).

“Fitch” means Fitch Ratings, a part of the Fitch Group, and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the AMTP Shares or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Increased Spread” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Increased Spread Period” shall have the meaning as set forth in Section 2.2(g)(i).

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“Initial SOFR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Initial Rate Period” means the Initial SOFR Rate Period or the Initial SIFMA Rate Period, as applicable.

“Initial SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Liquidation Preference” means the amount specified as the liquidation preference per share in the Appendix.

“Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than Baa3 by Moody’s, BBB- by Standard & Poor’s, BBB- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Majority Designated Owner” of AMTP Shares means the Designated Owner at the relevant date of more than 50% of the Outstanding AMTP Shares.

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Mandatory Tender” means the mandatory tender of all Outstanding AMTP Shares by the Required Designated Owners thereof in connection with a Third Party Purchase (including a Third Party Purchase effected in connection with a Transition), as set forth in Section 2.2(h)(vii), Section 3.1 and Article 4, as applicable.

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees, which pricing service shall be Standard & Poor’s Securities Evaluations, Inc./J. J. Kenny Co., Inc. (or any successor thereto), Interactive Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Securities of comparable quality, type of issue, coupon, maturity and rating; state of issuance; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Maximum Amount” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Securities” means municipal securities as described under the heading “The Fund’s Investments” in the information memorandum or other offering document for the AMTP Shares.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(f)(i).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

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“NRSRO” means (a) each of Fitch, Moody’s and Standard & Poor’s so long as such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Nuveen Person” means the Adviser or any affiliated person of the Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the AMTP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means the premium (if any) payable by the Fund upon the redemption of AMTP Shares at the option of the Fund, as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Other Rating Agency” means each Rating Agency, if any, other than Fitch then providing a rating for the AMTP Shares pursuant to the request of the Fund.

“Outstanding” means, as of any date with respect to the AMTP Shares, the number of AMTP Shares theretofore issued by the Fund except (without duplication):

(a)        any shares theretofore exchanged, cancelled or redeemed or delivered to the Redemption and Paying Agent for exchange, cancellation or redemption in accordance with the terms hereof;

(b)        any shares as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5; and

(c)        any shares as to which the Fund shall be the Holder or the Designated Owner.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $0.01 per share, of the Fund, including the AMTP Shares, shares of any other series of preferred shares now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means (i) with respect to the AMTP Shares issued pursuant to this Statement, the Purchase Agreement dated as of [●], 2023 between the Fund and the initial holder of the AMTP Shares; or (ii) with respect to any Third Party Purchase, the purchase agreement, if any, between the Fund and such purchaser, as applicable.

“Rate Determination Date” means, with respect to the Initial Rate Period for the AMTP Shares, the day immediately preceding the Date of Original Issue, and with respect to any Subsequent Rate Period for the AMTP Shares, the last day of the immediately preceding Rate Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

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“Rating Agencies” means, as of any date and in respect of the AMTP Shares, (i) Fitch; and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.7, in each of case (i) or (ii) above to the extent it maintains a rating on the AMTP Shares on such date and has not been replaced as a Rating Agency in accordance with Section 2.7 and (ii) any Other Rating Agency designated as a Rating Agency on such date. Fitch has initially been designated as the Rating Agency for purposes of the AMTP Shares. In the event that at any time any Rating Agency (A) ceases to be a Rating Agency for purposes of the AMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit rating of the replaced Rating Agency in this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for the AMTP Shares or (B) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the AMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement, the Appendix and any Supplement thereto that is in effect, as applicable, shall be disregarded, and only the ratings of the then-designated Rating Agencies shall be taken into account for purposes of this Statement, the Appendix and any Supplement thereto that is in effect, as applicable.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the AMTP Shares for so long as any AMTP Shares are Outstanding.

“Ratings Event” shall have the meaning set forth in Section 2.2(g)(i).

“Redemption and Paying Agent” means, with respect to the AMTP Shares, collectively, Computershare Trust Company, N.A. and Computershare Inc. and their successors or any other redemption and paying agent appointed by the Fund with respect to the AMTP Shares.

“Redemption and Paying Agent Agreement” means, with respect to the AMTP Shares, the Transfer Agency and Service Agreement effective as of June 15, 2017 between the Redemption and Paying Agent, the Fund and certain other Persons, as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

“Redemption Date” shall have the meaning as set forth in Section 2.5(f)(i).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price, the Failed Adjustment Redemption Price, the Failed Transition Redemption Price or the Optional Redemption Price, as applicable.

“Required Designated Owners” of AMTP Shares means the Designated Owners of 100% of the Outstanding AMTP Shares.

“Scheduled Term Adjustment Period Expiration Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

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“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the AMTP Shares.

“Settlement Agent” means, with respect to the AMTP Shares, an agent of the Fund appointed by a resolution of the Board of Trustees to accept AMTP Shares subject to a Mandatory Tender and to facilitate the settlement of a Third Party Purchase of such AMTP Shares.

“SIFMA Index Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Municipal Swap Index” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Rate Determination Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SOFR” means a Secured Overnight Financing Rate term rate, as recommended for usage by the Federal Reserve Bank of New York and as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SOFR Index Rate” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SOFR Rate Determination Date” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“SOFR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares, Series 2028, as it may be amended or supplemented from time to time in accordance with its terms.

“Subsequent SOFR Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Subsequent Rate Period” means the Subsequent SOFR Rate Period or the Subsequent SIFMA Rate Period, as applicable.

“Subsequent SIFMA Rate Period” shall have the meaning as set forth in the Appendix and any Supplement thereto that is in effect, as applicable.

“Supplement” means, with respect to the AMTP Shares, a written document, authorized and approved by the Board of Trustees, that amends the Appendix, or a previous Supplement, relating to the AMTP Shares to reflect any Adjusted Terms agreed to in accordance with Section 2.2(h) in an Adjusted Terms Agreement.

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“Tax Event” shall have the meaning as set forth in Section 2.2(g)(i).

“Taxable Allocation” means, with respect to the AMTP Shares, the allocation of any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid in respect of the AMTP Shares.

“Term Adjustment Notice” means a notice of a proposed Adjusted Dividend Amount (and/or any other Adjusted Terms) in the form of EXHIBIT I hereto, delivered by either the Fund or the Majority Designated Owner in accordance with Section 2.2(h).

“Term Adjustment Notice Period” means, with respect to any Term Adjustment Notice, the period commencing on the date of delivery of the Term Adjustment Notice and ending on the earliest to occur of (i) withdrawal of the Term Adjustment Notice in accordance with Section 2.2(h)(iii), (ii) the related Adjusted Terms Agreement Date, (iii) the Third Party Purchase Date, (iv) the date of a Failed Adjustment Event and (v) the Transition Date, as applicable.

“Term Redemption Date” means the date specified as the Term Redemption Date in the Appendix and any Supplement thereto that is in effect, as applicable.

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“Third Party Purchase” shall have the meaning set forth in Section 2.2(h)(v).

“Third Party Purchase Date” means the date on which a Third Party Purchase is completed.

“Third Party Purchase Price” means, for the AMTP Shares subject to a Third Party Purchase, a price per share equal to the Liquidation Preference plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the Third Party Purchase Date (whether or not earned or declared by the Fund, but without interest thereon).

“Third Party Purchaser” means a Person (other than the Fund or the Required Designated Owners) that agrees, during a Term Adjustment Notice Period or pursuant to a Transition, to purchase all of the Outstanding AMTP Shares as described in Section 2.2(h) or Article 4, as applicable.

“Transition” means the proposed transfer to a Third Party Purchaser of beneficial ownership of all Outstanding AMTP Shares initiated by the Fund, at its option and without any requirement for any Person to deliver a Term Adjustment Notice, pursuant to Article 4.

“Transition Date” has the meaning set forth in Section 4.1(b).

“Transition Notice” has the meaning set forth in Section 4.2(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

Any additional definitions specifically set forth in the Appendix and any Supplement thereto that is in effect, as applicable, any amendments to any definitions specifically set forth in the Appendix and any Supplement thereto that is in effect, as applicable, as such Appendix or Supplement may be amended or further supplemented from time to time, shall be incorporated herein and made part hereof by reference thereto.

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1.2         Interpretation. The headings preceding the text of Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections and references to Articles shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

1.3         Liability of Officers, Trustees and Shareholders. A copy of the Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and notice hereby is given that this Statement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer of the Fund and not individually and that the obligations of the Fund under or arising out of this Statement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund. All persons extending credit to, contracting with or having a claim against the Fund must look solely to the Fund’s assets and property for the enforcement of any claims against the Fund as none of the Fund’s trustees, officers, agents or shareholders, whether past, present or future, assume any personal liability for obligations entered on behalf of the Fund.

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ARTICLE 2 TERMS APPLICABLE TO

AMTP SHARES

Except for such changes and amendments hereto with respect to AMTP Shares that are specifically contemplated by the Appendix or any Supplement to the Appendix as then in effect, the AMTP Shares shall have the following terms:

2.1         Number of Shares; Ranking.

(a)         The number of authorized shares constituting the AMTP Shares shall be as set forth in the Appendix hereto. No fractional AMTP Shares shall be issued.

(b)         The AMTP Shares shall rank on a parity with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The AMTP Shares shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

(c)         No Holder of AMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any AMTP Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

(d)         The effective date of this Statement is [●], 2023.

2.2         Dividends and Distributions.

(a)         The Holders of AMTP Shares shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and other distributions on Common Shares, cumulative cash dividends and other distributions on each AMTP Share in an amount equal to the Dividend Amount, calculated as set forth in this Statement, the Appendix hereto and any Supplement thereto that is in effect, and no more. Dividends and other distributions on the AMTP Shares shall accumulate from the Date of Original Issue. The amount of dividends per share payable on AMTP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The Dividend Amount accumulated shall be computed as provided in the Appendix and any Supplement thereto that is in effect, as applicable. The Dividend Spread for such AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period (or portion of a Rate Period to which the Increased Spread otherwise applies) as provided in Section 2.2(g) below. The Dividend Spread for such AMTP Shares shall be adjusted (i) to the Failed Transition Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Transition Period Applicable Spread otherwise applies) as provided in Section 4.3 below and (ii) to the Failed Adjustment Period Applicable Spread for each Rate Period (or portion of a Rate Period to which the Failed Adjustment Period Applicable Spread otherwise applies) as provided in Section 2.2(h)(v) below.

(b)         Dividends on AMTP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof.

(c)         (i) No full dividends and other distributions shall be declared or paid on AMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares ranking on a parity with AMTP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates

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therefor. If full cumulative dividends and distributions due have not been declared and paid on all such outstanding Preferred Shares of any series, any dividends and other distributions being declared and paid on AMTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date for such series. Subject to Section 2.10 (and Section 2.5 of the Purchase Agreement), no Holders of AMTP Shares shall be entitled to any dividends and other distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Statement on such AMTP Shares.

(ii) For so long as any AMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all AMTP Shares and all other series of Preferred Shares ranking on a parity with the AMTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(f)(ii) hereof with respect to Outstanding AMTP Shares to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii) Any dividend payment made on AMTP Shares shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

(d)         Not later than 12:00 noon, New York City time, on the Dividend Payment Date, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable on such Dividend Payment Date. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)         All Deposit Securities deposited with the Redemption and Paying Agent for the payment of dividends payable on the AMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of AMTP Shares entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(f)         Dividends on AMTP Shares shall be paid on each Dividend Payment Date to the Holders of such shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on AMTP Shares for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on AMTP Shares which may be in arrears.

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(g)         (i) The Dividend Spread used to compute the Dividend Amount on AMTP Shares shall be adjusted to the Increased Spread for each Increased Spread Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii), a Rate Period with respect to AMTP Shares shall be deemed to be an “Increased Spread Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.2(g)(ii); (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.2(g)(ii); (C) any Rating Agency has withdrawn the credit rating required to be maintained pursuant to Section 2.7 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the AMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist at any time that the AMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

(ii)        Subject to the cure provisions of Section 2.2(g)(iii), a Dividend Default or a Redemption Default on the AMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such AMTP Shares and any unpaid Redemption Price on such AMTP Shares shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

(iii)        No Increased Spread Period for AMTP Shares with respect to any Dividend Default or Redemption Default shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such AMTP Shares (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Increased Spread applied to the amount and period of such non-payment, determined as provided in Section 2.2(a).

(h)         The following are the procedures for proposing and establishing an Adjusted Dividend Amount (and/or any other Adjusted Terms):

(i)        On any Business Day, the Fund, at its option, may seek to establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the AMTP Shares, or by requesting the Redemption and Paying Agent, on behalf of the Fund, to promptly do so.

(ii)        On any Business Day, a Majority Designated Owner, at its option, may seek to have the Fund establish an Adjusted Dividend Amount (and/or other Adjusted Terms) by delivering a Term Adjustment Notice by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Fund. Promptly after receiving such notice from such Majority Designated Owner, if such Majority Designated Owner then owns less than 100% of the Outstanding AMTP Shares, the Fund shall deliver, or request the Redemption and Paying Agent, on behalf of the Fund, to deliver, notice thereof by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the AMTP Shares.

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(iii)        A Term Adjustment Notice may be withdrawn at any time by the proposing party prior to agreement in writing to a proposed Adjusted Dividend Amount (and/or other Adjusted Terms) with the other party pursuant to such Term Adjustment Notice, in which case the Term Adjustment Notice Period shall terminate. Notice of withdrawal of a Term Adjustment Notice shall be made by overnight delivery, by first class mail, postage prepaid or by Electronic Means. After the Majority Designated Owner delivers a Term Adjustment Notice and while the related Term Adjustment Notice Period is continuing, if at any time during the period commencing forty-five (45) calendar days prior to the Scheduled Term Adjustment Period Expiration Date, the Majority Designated Owner decreases its ownership level of AMTP Shares to 50% or less of the Outstanding AMTP Shares, its Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

(iv)        Following delivery of a Term Adjustment Notice, the Fund and the Required Designated Owners shall have until the Scheduled Term Adjustment Period Expiration Date, or such other date as the Fund and the Required Designated Owners shall agree, to agree in writing to a proposed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), and enter into an Adjusted Terms Agreement (the date of such agreement, the “Adjusted Terms Agreement Date”). The agreed Adjusted Dividend Amount (and/or any other proposed Adjusted Terms), if any, may be the rate (and/or any other Adjusted Terms) proposed in the Term Adjustment Notice or such other rate (and/or any other Adjusted Terms) as the Fund and the Required Designated Owners may agree. If the Fund and the Required Designated Owners enter into an Adjusted Terms Agreement during the Term Adjustment Notice Period, then the Adjusted Dividend Amount (and/or any other Adjusted Terms) shall become effective on the Adjusted Terms Effective Date.

(v)        During a Term Adjustment Notice Period, if the Majority Designated Owner is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to (A) enter into an Adjusted Terms Agreement, or (B) arrange a Third Party Purchase as described below. The Fund shall provide the Required Designated Owners with at least ten (10) calendar days (or such shorter period as may be consented to by all of the Designated Owners, which consent shall not be deemed to be a vote required by Section 2.6) prior written notice of a Third Party Purchase Date. A “Third Party Purchase” means the purchase of all of the Outstanding AMTP Shares from the Required Designated Owners by a Third Party Purchaser, at a price equal to the Third Party Purchase Price for the AMTP Shares, and which is settled in accordance with the procedures described in Section 3.1. If the Majority Designated Owner is the proposing party, and the Fund and the Required Designated Owners fail to enter into an Adjusted Terms Agreement and the Fund is unable to arrange a Third Party Purchase during the Term Adjustment Notice Period, then (i) the proposed Adjusted Dividend Amount shall not take effect, (ii) such failure shall constitute a Failed Adjustment Event, (iii) a Failed Adjustment Period shall commence and (iv) the Fund shall redeem all of the Outstanding AMTP Shares on the Failed Adjustment Redemption Date resulting from such Failed Adjustment Event (a “Failed Adjustment Redemption”). During a Failed Adjustment Period, the Dividend Spread used to calculate the Dividend Amount shall be the Failed Adjustment Period Applicable Spread.

(vi)        During a Term Adjustment Notice Period, if the Fund is the proposing party, the Fund shall use its reasonable best efforts, to the extent it can do so on a commercially reasonable basis, to agree with the Required Designated Owners on the Adjusted Dividend Amount (and/or any other Adjusted Terms) for the AMTP Shares. If the Fund and the Required Designated Owners fail to reach such agreement during the Term Adjustment Notice Period, the Term Adjustment Notice shall be deemed withdrawn and the Term Adjustment Notice Period shall terminate.

(vii)        In the event that a Third Party Purchase of AMTP Shares is arranged by the Fund pursuant to Section 2.2(h)(v) or in connection with a Transition pursuant to Article 4, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date or Transition Date, as applicable, in accordance with Section 3.1.

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(viii)        Delivery of a Term Adjustment Notice pursuant to Section 2.2(h)(i) shall not preclude the simultaneous or subsequent delivery of a Term Adjustment Notice pursuant to Section 2.2(h)(ii) or a Transition Notice pursuant to Section 4.2(a), and vice versa.

(ix)        An Adjusted Dividend Amount (and/or any other Adjusted Terms), once established, may be further adjusted or replaced with a new Adjusted Dividend Amount (and/or any other Adjusted Terms) in accordance with the terms hereof.

(x)        The Adjusted Dividend Amount (and/or any other Adjusted Terms) agreed to in accordance with the foregoing procedures shall be set forth in an Adjusted Terms Agreement and the associated Supplement to the Appendix.

(xi)        A Term Adjustment Notice pursuant to this Section 2.2(h) may propose modified or new terms for the AMTP Shares, including, but not limited to, the Dividend Amount, as well as, as applicable, the Applicable Spread, the Rate Determination Date(s) and the Dividend Period(s) (collectively, “Adjusted Terms”); provided, that no Adjusted Terms shall be proposed that modify the terms of Section 2.1, Section 2.2(c), this Section 2.2(h)(xi), Section 2.3, Section 2.5(a), Section 2.5(f)(v) or Section 2.6 of this Statement.

2.3         Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but without interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)        If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding AMTP Shares and any other outstanding Preferred Shares ranking on a parity with the AMTP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such AMTP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such AMTP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding AMTP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

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2.4        Coverage & Leverage Tests.

(a)        Asset Coverage Requirement. For so long as any AMTP Shares are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no AMTP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such AMTP Shares or other Preferred Shares) to pay the full redemption price for such AMTP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such AMTP Shares or other Preferred Shares and the requisite notice of redemption for such AMTP Shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement. For so long as AMTP Shares are Outstanding, the Effective Leverage Ratio shall not exceed 45% as of the close of business on any Business Day; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio shall not exceed 46% on such Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)        The sum of (A) the Market Value of the Fund’s total assets (for the avoidance of doubt, determined on a separate company basis, without consolidating the assets held in special purpose vehicles, such as tender option bond trusts, but including the associated inverse floating rate securities owned by the Fund) (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.4(d)(i) above), less the amount of the Fund’s accrued liabilities (for the avoidance of doubt, other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and other than floating rate securities described in Section 2.4(d)(ii)(B) below), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5        Redemption. The AMTP Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption. The Fund shall redeem all AMTP Shares on the Term Redemption Date, at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and

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other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)        Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, redeem a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of AMTP Shares, to enable it to meet the requirements of Section 2.5(b)(i)(B). In connection with such redemption, the Fund shall, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, in accordance with the terms of the Preferred Shares to be redeemed. In addition, in accordance with the terms of the Preferred Shares to be redeemed, the Fund shall cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in accordance with the terms of the Preferred Shares to be redeemed. In the event that any AMTP Shares then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon) (the “Mandatory Redemption Price”).

(B)        On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of AMTP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of AMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all AMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(i) a sufficient number of AMTP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of AMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those AMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding AMTP Shares are to be redeemed pursuant to this Section 2.5(b)(i), the number of AMTP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding AMTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

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(ii)        Effective Leverage Ratio Mandatory Redemption. (A) If (1) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) or (2) with respect to the AMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement calculated as set forth in Section 6.13 of the Purchase Agreement applicable to AMTP Shares if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement, the Fund fails to comply with any additional requirements relating to the calculation of the Effective Leverage Ratio pursuant to the Purchase Agreement or Appendix or any Supplement thereto then in effect as applicable, and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and any Supplement thereto then in effect as applicable, and Purchase Agreement for the AMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) as so determined, by (x) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, causing a notice of redemption to be issued, and in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of AMTP Shares, or (z) engaging in any combination of the actions contemplated by, clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any AMTP Shares are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such AMTP Shares at a price per AMTP Share equal to the Mandatory Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(ii) a sufficient number of AMTP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

(B)        On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of AMTP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those AMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding AMTP Shares are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A), the number of AMTP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding AMTP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(b)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

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(c)        Optional Redemption.

(i)        Subject to the provisions of Section 2.5(c)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding AMTP Shares, at a redemption price per AMTP Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per AMTP Share plus (y) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but without interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of AMTP Shares that is effected on such Optional Redemption Date as set forth in the Appendix and any Supplement thereto that is then in effect, as applicable.

(ii)        If fewer than all of the outstanding AMTP Shares are to be redeemed pursuant to Section 2.5(c)(i), the shares to be redeemed shall be selected either (A) pro rata, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided, in each such case, that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.5(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which AMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(f) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of AMTP Shares by reason of the redemption of such AMTP Shares on such Optional Redemption Date.

(iv)        AMTP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.5(b)(i)(B) or Section 2.5(b)(ii) shall be considered mandatorily redeemed pursuant to such Section, as applicable, and not subject to this Section 2.5(c).

(d)        Failed Adjustment Mandatory Redemption. In the event of a Failed Adjustment Event, the Fund shall redeem all Outstanding AMTP Shares on the Failed Adjustment Redemption Date, at a price per share equal to (i) the Liquidation Preference per AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue of such AMTP Share to (but excluding) the Failed Adjustment Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Adjustment Redemption Price”).

(e)        Failed Transition Mandatory Redemption. In the event of a Failed Transition Event, the Fund shall redeem all Outstanding AMTP Shares on the Failed Transition Redemption Date, at a price per share equal to (i) the Liquidation Preference per AMTP Share plus (ii) an amount equal to all unpaid dividends and other distributions on such AMTP Share accumulated from and including the Date of Original Issue of such AMTP Share to (but excluding) the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon (the “Failed Transition Redemption Price”).

(f)        Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, AMTP Shares pursuant to Section 2.5(a), (b), (c), (d) or (e) the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days (or such shorter notice period as may be consented to by all of the Designated Owners of the AMTP Shares, which consent shall not be deemed to be a vote required by Section 2.6) prior to the date fixed for

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redemption pursuant to this Section 2.5(f) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the series and number of AMTP Shares to be redeemed; (C) the CUSIP number for AMTP Shares of such series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the AMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all AMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of AMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to Section 2.5(c) of this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. The Fund may provide in any Notice of Redemption relating to a Failed Adjustment Event contemplated to be effected pursuant to Section 2.5(d) that such redemption is subject to the condition of the Failed Adjustment Event being continuing on the related Redemption Date. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the AMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the AMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the AMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such AMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(f)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the AMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred sixty-five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the AMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)        On or after the Redemption Date, each Holder of AMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such AMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such AMTP Shares, without interest, and in the case of a redemption of fewer than all the AMTP Shares represented by such certificate(s), a new certificate representing the AMTP Shares that were not redeemed.

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(v)        Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any AMTP Shares or other series of Preferred Shares ranking on a parity with the AMTP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and distributions on all Outstanding AMTP Shares and shares of other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding AMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding AMTP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(vi)        To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration, this Statement, and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c) or Section 2.5(d), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any AMTP Shares, dividends may be declared and paid on such AMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such AMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(g)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of AMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of AMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(f)(iii) above.

(h)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable law, but shall effect no redemption except in accordance with the 1940 Act and any applicable law.

(i)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the AMTP Shares, provided that such modification does not materially and adversely affect the Holders of the AMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6        Voting Rights.

(a)        One Vote Per AMTP Share. Except as otherwise provided in the Declaration, this Statement or as otherwise required by law, (i) each Holder of AMTP Shares shall be entitled to one vote for each AMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding AMTP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding AMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of

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the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including AMTP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting For Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including AMTP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including AMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding AMTP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Shares equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)        if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of AMTP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of AMTP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

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(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)         Holders of AMTP Shares to Vote on Certain Matters.

(i)         Certain Amendments Requiring Approval of AMTP Shares. Except as otherwise permitted by the terms of this Statement, including without limitation, Section 2.2(h), so long as any AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMTP Shares subject to this Statement Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to materially and adversely affect the rights and preferences of the AMTP Shares, and (ii) a division of a AMTP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the AMTP Shares. For purposes of the foregoing, no matter shall be deemed to materially and adversely affect any preference, right or power of an AMTP Share or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such AMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such AMTP Share (other than solely as a result of a division of an AMTP Share). So long as any AMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. For the avoidance of doubt, no vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement, including any Appendix or any Supplement thereto.

(ii)         1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including AMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(d)         Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Declaration or this Statement, the Holders of AMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such AMTP Shares other than those specifically set forth in this Section 2.6; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of AMTP Shares that any action or inaction by the Fund shall require the consent or approval of such Holder or Designated Owner.

(e)         No Cumulative Voting. The Holders of AMTP Shares shall have no rights to cumulative voting.

(f)         Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any AMTP Shares on the Dividend Payment Date therefor,

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the exclusive remedy of the Holders of the AMTP Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends in an amount other than the Dividend Amount in the circumstances contemplated by this Statement.

(g)         Holders Entitled to Vote. For purposes of determining any rights of the Holders of AMTP Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of AMTP Shares shall be entitled to vote any AMTP Share and no AMTP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such AMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such AMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No AMTP Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7         Rating Agencies.

The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to the AMTP Shares for so long any AMTP Shares are Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to the AMTP Shares so long as either (i) immediately following such termination, there would be at least one Rating Agency or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders; provided that such replacement shall not occur unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the AMTP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to the AMTP Shares by notice to the Holders. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any AMTP Shares, or Common Shares.

2.8         Issuance of Additional Preferred Shares.

So long as any AMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof authorize, establish and create and issue and sell shares of one or more series of Preferred Shares, ranking on a parity with AMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, and authorize, issue and sell additional shares of any such series of Preferred Shares then outstanding or so established or created, including additional AMTP Shares (to the extent the prior written consent of the Majority Designated Owner has been obtained if such AMTP Shares are issued pursuant to this Statement), in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b)) of at least 225% and an Effective Leverage Ratio (calculated in the same manner as contemplated by Section  2.4(d)) not in excess of 45%.

2.9         Status of Redeemed or Repurchased AMTP Shares.

AMTP Shares that at any time have been redeemed, exchanged or purchased by the Fund shall, after such redemption, exchange or purchase, have the status of authorized but unissued Preferred Shares.

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2.10         Distributions with respect to Taxable Allocations.

Whenever a Taxable Allocation is to be paid by the Fund with respect to the AMTP Shares with respect to any Dividend Period and either the Increased Spread is not in effect or the Maximum Amount has not been exceeded during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:

(a)         The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for the AMTP Shares of the amount of the Taxable Allocation that will be made in respect of such shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of each AMTP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Amount for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation paid on such AMTP Shares for such Dividend Period. In lieu of adjusting the Dividend Amount, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of AMTP Shares as provided in this Section 2.10(a), and shall only effect the distribution of Taxable Allocations as described in Section 2.10(b) and/or Section 2.10(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the distribution of a Taxable Allocation as contemplated by this Section 2.10(a).

(b)         If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of AMTP Shares, the Fund may make one or more supplemental distributions on such shares equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of AMTP Shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)         If in connection with a redemption of AMTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Person’s address as the same appears or last appeared on the record books of the Fund.

(d)         Except as required by any Purchase Agreement applicable to the AMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments with respect to AMTP Shares with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11         Liquidity Account and Failed Adjustment Liquidity Requirement.

(a)         By the first Business Day following the occurrence and during the continuance of the Failed Adjustment Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares. If, while the Failed Adjustment Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent

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(110%) of the Liquidation Preference of the Outstanding AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments not so earmarked, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities included in the Liquidity Account at the close of business on such date have a Market Value equal to at least the Failed Adjustment Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to the Outstanding AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)         In connection with a Liquidity Account related to a Failed Adjustment Event, the Failed Adjustment Liquidity Requirement shall apply, in all cases subject to the cure provisions of Section 2.11(c) below.

(c)         If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Adjustment Liquidity Requirement in respect of the Outstanding AMTP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Adjustment Liquidity Requirement for the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day.

(d)         The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Adjustment Redemption Price for the Outstanding AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the AMTP Shares on the Failed Adjustment Redemption Date, the requirement of the Fund to maintain the Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12         Liquidity Account and Failed Transition Liquidity Requirement.

(a)         By the first Business Day following the occurrence and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark a Liquidity Account comprised of Liquidity Account Investments with a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on

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any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments not so earmarked, so long as (i) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred ten percent (110%) of the Liquidation Preference of the Outstanding AMTP Shares and (ii) the assets of the Fund designated and earmarked as Deposit Securities included in the Liquidity Account at the close of business on such date have a Market Value equal to at least the Failed Transition Liquidity Requirement (if any) determined in accordance with Section 2.12(b) below with respect to the Outstanding AMTP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)         In connection with a Liquidity Account related to a Failed Transition Event, the Failed Transition Liquidity Requirement shall apply, in all cases subject to the cure provisions of Section 2.12(c) below.

(c)         If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Failed Transition Liquidity Requirement in respect of the Outstanding AMTP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Failed Transition Liquidity Requirement for the Outstanding AMTP Shares not later than the close of business on the next succeeding Business Day.

(d)         The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Failed Transition Redemption Price for the Outstanding AMTP Shares. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the AMTP Shares on the Failed Transition Redemption Date, the requirement of the Fund to maintain the Liquidity Account as contemplated by this Section 2.12 shall lapse and be of no further force and effect.

2.13         Global Certificate.

All AMTP Shares Outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and no registration of transfer of such shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates. Such global certificates will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be held only through The Depository Trust Company and any of its participants.

2.14         Notice.

All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.14 shall be deemed given on the date received.

2.15         Termination.

In the event that no AMTP Shares subject to this Statement are Outstanding, all rights and preferences of the shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement shall terminate.

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2.16         Appendices.

The designation of the AMTP Shares subject to this Statement shall be set forth in an Appendix to this Statement. The Board of Trustees (i) may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) amend the Appendix to this Statement relating to the AMTP Shares so as to reflect any amendments to the terms applicable to such shares including an increase in the number of authorized shares and (ii) shall, by resolution duly adopted, authorize and approve a Supplement to the Appendix, to reflect any Adjusted Terms agreed to pursuant to Section 2.2(h) in an Adjusted Terms Agreement.

2.17         Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.18         Modification.

To the extent permitted by applicable law, Section 2.6(c) and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of AMTP Shares, may interpret, supplement, or amend the provisions of this Statement, the Appendix hereto and any Supplement thereto that is in effect, as applicable, to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund.

2.19         Transfers.

(a)         Subject to Article III hereof, a Designated Owner or Holder of any AMTP Shares may sell, transfer or otherwise dispose of AMTP Shares only in whole shares and only to Persons that are both: (1)(i) Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or other similar investment vehicles in which all investors are Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) Persons that are either (i) not a Nuveen Person or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding AMTP Shares, or (y) the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding AMTP Shares has been obtained. The restrictions on transfer contained in this Section 2.19(a) shall not apply to any AMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such AMTP Shares.

(b)         If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of AMTP Shares and prospective purchasers of AMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

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2.20         No Additional Rights.

Unless otherwise required by law or the Declaration, the Holders of AMTP Shares shall not have any relative rights or preferences or other special rights with respect to such AMTP Shares other than those specifically set forth in this Statement; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of AMTP Shares with regard to any special rights of such Holder or Designated Owner with respect to its investment in the Fund.

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ARTICLE 3 THIRD PARTY PURCHASE OF AMTP SHARES

3.1         Third Party Purchase Procedures.

(a)         In the event that a Third Party Purchase is arranged by the Fund pursuant to Section 2.2(h)(v) or in connection with a Transition pursuant to Article 4, all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Third Party Purchase Date, in accordance with this Section 3.1. With respect to any Transition, references to “Third Party Purchase Date” in this Section 3.1 shall be deemed to include the Transition Date as applicable. The proceeds of such Third Party Purchase shall be used by the Settlement Agent for the purchase of the automatically tendered AMTP Shares at the Third Party Purchase Price, and the terms of the sale will provide for the wire transfer of such Third Party Purchase Price by the third party to be received by the Settlement Agent no later than 11:00 a.m., New York City time, on the Third Party Purchase Date for payment to the Holders automatically tendering AMTP Shares for sale through the Securities Depository in immediately available funds, against delivery of the tendered AMTP Shares either (i) to the Settlement Agent through the Securities Depository on the Third Party Purchase Date and the re-delivery of such AMTP Shares by means of “FREE” delivery through the Securities Depository to the Third Party Purchaser for delivery to the relevant purchaser’s Agent Member or (ii) directly to the Third Party Purchaser or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the Third Party Purchase Date.

(b)         Any funds paid by the Third Party Purchaser and held in an account of the Settlement Agent for the payment of the Third Party Purchase Price in connection with the Third Party Purchase shall be held in trust for the benefit of the Third Party Purchaser of the AMTP Shares pending automatic delivery by the Holders pursuant to the Mandatory Tender of the tendered shares, against payment therefor. In the event of a Third Party Purchase, upon the Mandatory Tender of AMTP Shares from the Holders to the Settlement Agent, the Settlement Agent shall pay, subject to receipt of the Third Party Purchase Price by the Settlement Agent from the Third Party Purchaser, the Third Party Purchase Price for such AMTP Shares to such tendering Holders. In accordance with and subject to the foregoing, the Settlement Agent shall effect any such payment on the Third Party Purchase Date.

(c)         Except as otherwise expressly provided for herein, the purchase and delivery of tendered AMTP Shares in the form of global securities, the Third Party Purchase, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(d)         The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Required Designated Owners and the Settlement Agent, in each case such consent to be required only to the extent such party is affected thereby.

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ARTICLE 4 TRANSITION

4.1         General Provisions.

(a)         On any Business Day, the Fund may initiate a Transition. In the event that a Third Party Purchase of AMTP Shares is arranged by the Fund in connection with a Transition, (A) the Fund shall appoint a Settlement Agent in connection with such Third Party Purchase and the associated Mandatory Tender and (B) all Outstanding AMTP Shares automatically shall be subject to a Mandatory Tender and delivered to the Settlement Agent for purchase by the Third Party Purchaser on the Transition Date (as defined below) in accordance with Section 3.1. Upon initiating a Transition, the Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to arrange a Third Party Purchase of such AMTP Shares, upon terms as designated and set forth in a new Appendix or Supplement for the AMTP Shares.

(b)         In the event that the Fund successfully accomplishes a Transition and no Failed Transition Event otherwise shall have occurred and be continuing as of the effective date of the Transition (the “Transition Date”), then on and as of the Transition Date, such AMTP Shares shall be subject to the terms set forth in the new Supplement. If a Failed Transition Event shall have occurred and be continuing, (i) the new terms designated by the Fund shall not be established, (ii) all tendered AMTP Shares, if any, shall be returned to the relevant tendering Holders by the Settlement Agent, and (iii) all of the then Outstanding AMTP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.5(e).

(c)         The Fund shall use its best efforts to cause the terms and conditions of such AMTP Shares transitioned to a Third Party Purchaser pursuant to this Article 4 to be consistent with the continuing qualification of such AMTP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such Transition that the Fund shall have received an opinion of counsel to the effect that such AMTP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

(d)         The terms of the AMTP Shares transitioned to a Third Party Purchaser pursuant to this Article 4 may not, in any event, affect the parity ranking of such AMTP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

4.2         Notice of Transition.

(a)         The Fund shall provide the Required Designated Owners with written notice of a Transition pursuant to this Article 4 (a “Transition Notice”) not more than forty-five (45) calendar days and not less than thirty (30) calendar days (or such shorter notice period as may be consented to by the Required Designated Owners (which consent shall not be deemed to be a vote required by Section 2.6)) prior to the applicable Transition Date.

(b)         The Transition Notice shall state, as applicable: (A) the Transition Date; (B) the series of AMTP Shares to which the notice relates; (C) the CUSIP number for the AMTP Shares; (D) the Third Party Purchase Price on a per share basis; (E) that (i) all Outstanding AMTP Shares will be subject to Mandatory Tender and purchase on the Transition Date, and (ii) in the event of a Failed Transition Event, all tendered AMTP Shares will be returned to the relevant tendering Holders; and (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Third Party Purchase Agreement states) are to be surrendered for payment of the Third Party Purchase Price. The Fund may provide in the Transition Notice that such Transition is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such Transition unless each such condition has been satisfied at the time or times and in the manner specified in such Transition Notice; provided, that no such conditions shall affect the consequences of a Failed Transition Event.

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4.3         Failed Transition Period.

If a Failed Transition Event occurs where the Fund has initiated a proposed Transition pursuant to this Article 4, a Failed Transition Period shall commence and continue. For each Rate Period or portion thereof during the Failed Transition Period, if any, the Dividend Spread used to compute the Dividend Amount on the AMTP Shares shall be the Failed Transition Period Applicable Spread.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF, Nuveen Municipal Credit Income Fund has caused this Statement to be signed on [●], 2023 in its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Statement as an officer and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MUNICIPAL CREDIT INCOME FUND

By:
Name: Mark L. Winget
Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and

Preferences of Series 2028 Adjustable Rate MuniFund Term Preferred Shares (NZF)]

APPENDIX A

NUVEEN MUNICIPAL CREDIT INCOME FUND

ADJUSTABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES 2028

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of Adjustable Rate MuniFund Term Preferred Shares of Nuveen Municipal Credit Income Fund. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to such Adjustable Rate MuniFund Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Term Preferred Shares, Series 2028” effective as of [●], 2023 (the “AMTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Municipal Credit Income Fund and is effective as of [●], 2023. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the AMTP Statement.

Section 1. Designation as to Series.

Adjustable Rate MuniFund Term Preferred Shares, Series 2028: A series of Five Hundred Eighty Five (585) Preferred Shares classified as Adjustable Rate MuniFund Term Preferred Shares is hereby designated as the “Adjustable Rate MuniFund Term Preferred Shares, Series 2028” (the “Series 2028 AMTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the AMTP Statement (except as the AMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2028 AMTP Shares shall constitute a separate series of Preferred Shares and of the Adjustable Rate MuniFund Term Preferred Shares and each Series 2028 AMTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2028 AMTP Shares:

Section 2. Number of Authorized Shares of Series.

The number of authorized shares is Five Hundred Eighty Five (585).

Section 3. Date of Original Issue with respect to Series.

The Date of Original Issue is [●], 2023.

Section 4. Liquidation Preference Applicable to Series.

The Liquidation Preference is $100,000.00 per share.

Section 5. Term Redemption Date Applicable to Series.

The Term Redemption Date is December 1, 2028.

Section 6. Dividend Payment Dates Applicable to Series.

The Dividend Payment Date is the first Business Day of each calendar month that the Series 2028 AMTP Shares are Outstanding.

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Section 7. Calculation of Dividends.

The amount of dividends per share accumulated for each day (the “Dividend Amount”) shall be equal to the product of: (a) the SIFMA Index Rate plus the Dividend Spread in effect for such day, divided by the actual number of days in the year (365 or 366) in which such day occurs, and (b) the Liquidation Preference for a Series 2028 AMTP Share. Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward. The Dividend Amount shall in no circumstances exceed the Maximum Amount.

Section 8. [Reserved].

Section 9. Exceptions or Amendments to Certain Definitions Applicable to the Series.

The following definitions contained under the heading “Definitions” in the AMTP Statement are hereby amended as follows:

Not applicable.

Section 10. Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Applicable Spread” means, with respect to any Rate Period for the SIFMA Index Rate, (i) the percentage per annum set forth opposite the applicable credit rating most recently assigned to the Series 2028 AMTP Shares by the Rating Agency in the table below on the SIFMA Rate Determination Date for such Rate Period or (ii) such spread or spreads as may be provided for in the Adjusted Terms established pursuant to Section 2.2(h) of the Statement.

Long-Term Ratings*
Fitch	Applicable Percentage
AAA to AA	0.825%
AA-	1.025%
A+	1.225%
A	1.425%
A-	1.625%
BBB+	2.525%
BBB	2.675%
BBB-	2.825%

*	And/or the equivalent ratings of any Other Rating Agency then rating the Series 2028 AMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series 2028 AMTP Shares.

“Dividend Amount” has the meaning set forth in Section 7 of this Appendix A.

“Dividend Payment Date” means (i) with respect to the first Dividend Period, [●], 2023; and (ii) with respect to each subsequent Dividend Period, the first Business Day of each calendar month that the Series 2028 AMTP Shares are Outstanding.

“Dividend Period” means in the case of the first Dividend Period, the period beginning on the Date of Original Issue and ending on and including [●], 2023 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month; provided, however, in connection with any voluntary exchange by the Holders thereof of Series 2028 AMTP Shares for any new series

A2-3

of Adjustable Rate MuniFund Term Preferred Shares or any other securities of the Fund, the Board of Trustees may declare that a Dividend Period shall begin on and include the first calendar day of the month in which such exchange will occur and shall end on but not include the date of such exchange, and in such case, the Dividend Payment Date for such dividend shall be the date of such exchange and provided further that, in connection with any reorganization or merger involving the Fund, the Board of Trustees may establish a Dividend Period of less than a month, in which case the Dividend Payment Date for such dividend shall be the first Business Day following the end of such Dividend Period.

“Dividend Spread” means, with respect to each Rate Period and subject to the adjustment described in Section 2.10(a) of the Statement, the Applicable Spread; provided, however, that, with respect to any Increased Spread Period (or any portion of a Rate Period to which the Increased Spread otherwise applies), “Dividend Spread” shall mean the Increased Spread for such Increased Spread Period (or such portion of a Rate Period); provided further, that with respect to any Rate Period (or portion thereof) during the Failed Transition Period, if any, “Dividend Spread” shall mean the Failed Transition Period Applicable Spread for such Rate Period; and provided further, that with respect to any Rate Period (or portion thereof) during the Failed Adjustment Period, if any, “Dividend Spread” shall mean the Failed Adjustment Period Applicable Spread for such Rate Period.

“Failed Adjustment Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Adjustment Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the Outstanding AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Adjustment Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
45	20%
30	40%
20	60%
10	80%
5	100%

“Failed Adjustment Period” means, upon the occurrence of a Failed Adjustment Event with respect to Series 2028 AMTP Shares, the period commencing on the date of such Failed Adjustment Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Adjustment Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the Outstanding Series 2028 AMTP Shares, or (ii) the repurchase by the Fund of 100% of such AMTP Shares, or (iii) the successful Transition of 100% of such AMTP Shares or (iv) mutual agreement by the Fund and the Required Designated Owners to terminate the Failed Adjustment Period and revert to the terms mutually agreed by the Fund and the Required Designated Owners.

“Failed Adjustment Period Applicable Spread” means, for each day that a Failed Adjustment Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Adjustment Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Adjustment Period), and 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Adjustment Period).

“Failed Adjustment Redemption Date” means the 90th calendar day following a Failed Adjustment Event, or such other date as the Fund and the Required Designated Owners shall agree.

“Failed Transition Event” means that, in the case of a proposed Transition pursuant to Article 4 of the Statement, (i) the Fund was unable to successfully Transition all of the Outstanding Series 2028 AMTP Shares or (ii) the proceeds of the Third Party Purchase of such AMTP Shares were not received for any reason by (x) by the Settlement Agent by 4:30 p.m., New York City time on the Transition Date, or (y) if payment is not made directly to the Designated Owners of such AMTP Shares, by 3:00 p.m., New York City time on the Transition Date.

A2-4

“Failed Transition Liquidity Requirement” means the Market Value of Deposit Securities held in the Liquidity Account from and after the day (or if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference of the Outstanding AMTP Shares set forth below opposite the number of such days:

Number of Days Preceding Failed Transition Redemption Date:	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

“Failed Transition Period” means, upon the occurrence of a Failed Transition Event with respect to Series 2028 AMTP Shares, the period commencing on the date of such Failed Transition Event and ending on the earliest to occur of (i) the redemption by the Fund on the Failed Transition Redemption Date or, if earlier, another Redemption Date, if any, of 100% of the Outstanding Series 2028 AMTP Shares, or (ii) the repurchase by the Fund of 100% of such AMTP Shares, or (iii) the successful Transition of 100% of such AMTP Shares or (iv) mutual agreement by the Fund and the Required Designated Owners to terminate the Failed Transition Period and revert to the terms mutually agreed by the Fund and the Required Designated Owners.

“Failed Transition Period Applicable Spread” means, for each day that a Failed Transition Period, if any, has occurred and is continuing: the higher of (i) the Applicable Spread that would otherwise be in effect absent a Failed Transition Event and (ii) 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

“Failed Transition Redemption Date” means, in the case of a Failed Transition Event, the first Business Day falling on or after the 180th calendar day following the Failed Transition Event.

“Increased Spread” means, with respect to each Series 2028 AMTP Share and subject to the adjustment described in Section 2.10(a) of the Statement, on each day during any Increased Spread Period, 5.825%.

“Initial SIFMA Rate Period” means the period commencing on and including the Date of Original Issue and ending on and including the next succeeding calendar day that is a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day).

“Maximum Amount” means the product of the Liquidation Preference multiplied by 15%, divided by the actual number of days in the year (365 or 366).

“Optional Redemption Premium” means with respect to each Series 2028 AMTP Share to be redeemed an amount equal to zero.

“Rate Period” means each SIFMA Rate Period.

“Scheduled Term Adjustment Period Expiration Date” means the 540th calendar day following the delivery of the applicable Term Adjustment Notice.

A2-5

“SIFMA Index Rate” means, with respect to any SIFMA Rate Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the SIFMA Rate Determination Date for such SIFMA Rate Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous SIFMA Rate Determination Date.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then “SIFMA Municipal Swap Index” shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees.

“SIFMA Rate Determination Date” means, with respect to the Initial SIFMA Rate Period, the Wednesday immediately preceding the Date of Original Issue, and, with respect to any Subsequent SIFMA Rate Period, the last day of the immediately preceding SIFMA Rate Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding SIFMA Rate Determination Date will be determined without regard to any prior extension of a SIFMA Rate Determination Date to a Business Day.

“SIFMA Rate Period” means the Initial SIFMA Rate Period and any Subsequent SIFMA Rate Period.

“Subsequent SIFMA Rate Period” means the period from and including the first day following the Initial SIFMA Rate Period to and including the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from and including the first day following the end of the previous Subsequent SIFMA Rate Period to and including the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day).

[Signature page follows.]

A2-6

IN WITNESS WHEREOF, Nuveen Municipal Credit Income Fund has caused this Appendix to be signed on [●], 2023 its name and on its behalf by a duly authorized officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Appendix as an officer and not individually, and the obligations of the Fund set forth in this Appendix are not binding upon any such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN MUNICIPAL CREDIT INCOME FUND

By:
Name: Mark L. Winget
Title: Vice President and Secretary

[Signature Page to the Appendix Establishing and Fixing the Rights and

Preferences of Series 2028 Adjustable Rate MuniFund Term Preferred Shares (NZF)]

Exhibit I

NUVEEN MUNICIPAL CREDIT INCOME FUND

FORM OF TERM ADJUSTMENT NOTICE

Date:

Deadline for Adjusted Terms Agreement Date

(Subject to Change by Agreement between the Fund and

the Required Designated Owners):

Proposing Party:

Proposed Adjusted Dividend Amount

(or such other amount as the Fund and the Required Designated

Owners may agree during the Term Adjustment Notice Period):

[Insert description of Proposed Adjusted Dividend Amount calculation]

Other/Additional Provisions:

Dividend Period(s):

Other:

[PROPOSING PARTY]

By:
Name:
Title:

Designated Owner of _____________ AMTP Shares,

Series 2028

[Majority Designated Owner is the Proposing Party]

I-1

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
Georgia Municipal	5	11	0	9	4	4	6	4
Ohio Municipal	5	8	0	9	4	4	8	4
Acquiring Fund	5	7	0	8	4	4	8	4

C-1

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NKG 0223

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN GEORGIA QUALITY MUNICIPAL INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 8, 2023

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Georgia Quality Municipal Income Fund, a Massachusetts business trust, revoking previous proxies, hereby appoints Kevin J. McCarthy, Mark L. Winget and John M. McCann, or any one of them, as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Georgia Quality Municipal Income Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MXXWK2V, on February 8, 2023, at 2:00 p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Georgia Quality Municipal Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

NKG_33038_111722_Pref

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Georgia Quality Municipal Income Fund

Annual Meeting of Shareholders to Be Held Virtually on February 8, 2023.

The Proxy Statement for this meeting is available at

https://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.

To approve an Agreement and Plan of Merger pursuant to which Nuveen Georgia Quality Municipal Income Fund (the “Target Fund”) would be merged with and into NMCIF Merger Sub, LLC, a Massachusetts limited liability company and wholly-owned subsidiary of Nuveen Municipal Credit Income Fund (the “Acquiring Fund”), with the issued and outstanding common and preferred shares of the Target Fund being converted into newly issued common and preferred shares of the Acquiring Fund.

				FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	Election of Board Members:
	Class I: 01. Robert L. Young	Class II: 02. Amy B.R. Lancellotta 03. John K. Nelson 04. Terence J. Toth	Preferred Shares Only: 05. William C. Hunter 06. Albin F. Moschner	FOR ALL ☐	AGAINST ALL ☐	FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number(s) on the line provided.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

 Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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NKG2 33038